 As filed with the Securities and Exchange Commission on or about November 28,
                                   2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form N-1A

     REGISTRATION STATEMENT UNDER THE
      SECURITIES ACT OF 1933                                          [_]

     Registration No. 333-33607

     Pre-Effective Amendment No.                                      [_]
                                ---
                                                                      [X]
     Post-Effective Amendment No.   8

     REGISTRATION STATEMENT UNDER THE
      INVESTMENT COMPANY ACT OF 1940                                  [_]

     Registration No. 811-08333
                                                                      [X]
     Amendment No.   9

                                ----------------

                           Nuveen Investment Trust II
        (Exact Name of Registrant as Specified in Declaration of Trust)

    333 West Wacker Drive, Chicago,                      60606
                Illinois                               (Zip Code)

    (Address of Principal Executive
                Offices)
       Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                                       Copies to:
  Gifford R. Zimmerman--Vice President                Eric F. Fess
                  and                              Chapman and Cutler
               Secretary                             111 W. Monroe
         333 West Wacker Drive                  Chicago, Illinois 60603
        Chicago, Illinois 60606

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
                                            [_]on (date) pursuant to paragraph
[X]immediately upon filing pursuant to         (a)(1)
   paragraph (b)
[_]on (date) pursuant to paragraph (b)
[_]60 days after filing pursuant to         [_]75 days after filing pursuant to
   paragraph (a)(1)                            paragraph (a)(2)
                                            [_]on (date) pursuant to paragraph
                                               (a)(2) of Rule 485.
If appropriate, check the following box:

[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    CONTENTS

                                       OF

                      POST-EFFECTIVE AMENDMENT NO. 8

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

                   The Facing Sheet

                   Part A--Prospectus for Nuveen Innovation Fund, Nuveen In-ternational Growth Fund and Nuveen Rittenhouse Growth Fund (the "Funds")

                   Part B--Statement of Additional Information--copy of the Annual Reports to Shareholders for the Funds other than the Select Stock Fund (the Financial Statements from the Annual Reports are incorporated by reference into the Statement of Additional Information)

                   Part C--Other Information

                   Signatures

                   Index to Exhibits

                   Exhibits

The Nuveen Select Stock Fund included in Post-Effective Amendment No. 7 to the Registration Statement is not affected by and therefore not included in this Post-Effective Amendment No. 8

                                                                 NUVEEN
                                                                     Investments

Nuveen Growth
Funds


                                     PROSPECTUS  NOVEMBER 28, 2000


Portfolios of quality securities offering long-term growth potential.


[PHOTOS APPEAR HERE]
                                  INVEST WELL




                       LOOK AHEAD

                                                             LEAVE YOUR MARK(SM)


                    Nuveen Innovation Fund
                    Nuveen International Growth Fund
                    Nuveen Rittenhouse Growth Fund



                    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, expenses and portfolio holdings.

Introduction                                                                              1
Nuveen Innovation Fund                                                                    2
Nuveen International Growth Fund                                                          4
Nuveen Rittenhouse Growth Fund                                                            6

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies

Who Manages the Funds                                                                     8
What Types of Securities We Invest In                                                     9
How We Select Investments                                                                11
How the Portfolio Managers Have Performed                                                13
What the Risks Are                                                                       15
How We Manage Risk                                                                       17

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account

What Share Classes We Offer                                                              19
How to Reduce Your Sales Charge                                                          20
How to Buy Shares                                                                        21
Systematic Investing                                                                     21
Systematic Withdrawal                                                                    22
Special Services                                                                         22
How to Sell Shares                                                                       23

Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information

Dividends, Distributions and Taxes                                                       25
Distribution and Service Plans                                                           26
Net Asset Value                                                                          27
Fund Service Providers                                                                   27

Section 5  Financial Highlights

This section provides the funds' financial performance since inception

Nuveen Innovation Fund                                                                   28
Nuveen International Growth Fund                                                         29
Nuveen Rittenhouse Growth Fund                                                           30

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges and Expenses

Shareholder Instructions

Performance and Current Portfolio Information

                                                          November 28, 2000


Section 1  The Funds

                         Nuveen Innovation Fund
                         Nuveen International Growth Fund
                         Nuveen Rittenhouse Growth Fund

          Introduction


          This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Growth Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




                                                        Section 1 The Funds   1

Nuveen Innovation Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide capital appreciation without consideration for income.

How the Fund Pursues Its Objective

The fund will invest at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry and in companies that develop, provide and service those technologies. Innovative technologies are new technologies that have the potential to transform how business is conducted or services are provided. We concentrate on stocks with positive earnings momentum and the expectation of positive earnings surprises. Although we emphasize technology-related stocks, the fund is not restricted to investment in companies in a particular business sector or industry. The fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets.

What are the Risks of Investing in the Fund?

The fund exposes you to market risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. The fund may be exposed to additional market risk due to its concentration in securities of technology companies. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?

This fund may be right for you if you are seeking:

     .  an aggressive growth stock portfolio;
     .  to participate in the technology industry;
     .  to meet long-term financial goals.

You should not invest in this fund if you are:
     . unwilling to accept share price fluctuation, including the possibility of sharp price declines;

     .  seeking to earn regular income;
     .  investing to meet short-term financial goals.

Fund Performance/Cost of Investment

Fund Performance

Fund performance is not included in this prospectus because the fund has not been effective for a full calendar year.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/1/

Paid Directly From Your Investment

Share Class                          A           B           C          R/2/
-----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                       5.75%/3/     None        None       None
-----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends             None        None        None       None
-----------------------------------------------------------------------------
Exchange Fees                       None        None        None       None
-----------------------------------------------------------------------------
Deferred Sales Charge/4/            None/3/      5%/5/       1%/6/     None
-----------------------------------------------------------------------------


Annual Fund Operating Expenses/7/

Paid From Fund Assets

Share Class                                A         B         C        R
-----------------------------------------------------------------------------
Management Fees                          1.00%     1.00%     1.00%    1.00%
-----------------------------------------------------------------------------
12b-1 Distribution and Service Fees       .25%     1.00%     1.00%      --%
-----------------------------------------------------------------------------
Other Expenses                            .72%      .72%      .75%     .87%
-----------------------------------------------------------------------------
Total Operating Expenses*                1.97%     2.72%     2.75%    1.87%
-----------------------------------------------------------------------------


*    After Expense Reimbursements
     Net expenses reflect a voluntary expense waiver by the fund's investment adviser that may be modified or discontinued without notice at the adviser's discretion.

          -------------------------------------------------------------------

                                         A         B         C         R
          -------------------------------------------------------------------
          Expense Reimbursements        (.11%)    (.12%)    (.18%)    (.39%)
          -------------------------------------------------------------------
          Total Operating Expense--Net  1.86%     2.60%     2.57%     1.48%
          -------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                        Redemption                       No Redemption
                        ----------                       -------------
Share Class    A         B       C       R       A        B        C        R
--------------------------------------------------------------------------------
 1 Year     $   763  $   666  $   278 $   190 $   763  $   275  $   278  $   190
--------------------------------------------------------------------------------
 3 Years    $ 1,158  $ 1,153  $   853 $   588 $ 1,158  $   844  $   853  $   588
--------------------------------------------------------------------------------
 5 Years    $ 1,576  $ 1,548  $ 1,454 $ 1,011 $ 1,576  $ 1,440  $ 1,454  $ 1,011
--------------------------------------------------------------------------------
 10 Years   $ 2,739  $ 2,871  $ 3,080 $ 2,190 $ 2,739  $ 2,871  $ 3,080  $ 2,190
--------------------------------------------------------------------------------

2 Section 1  The Funds

How the Fund Is Invested (as of 7/31/00)

Portfolio Allocation

Equity                                                    100%
-------------------------------------------------------------
Cash Equivalents                                           --%
-------------------------------------------------------------

Top 10 Stock Holdings/8/

Calpine Corporation                                       4.7%
-------------------------------------------------------------
CIENA Corporation                                         3.5%
-------------------------------------------------------------
Siebel System, Inc.                                       3.5%
-------------------------------------------------------------
i2 Technologies Inc.                                      3.5%
-------------------------------------------------------------
Check Point Software Technologies Ltd.                    3.4%
-------------------------------------------------------------
JDS Uniphase Corporation                                  3.3%
-------------------------------------------------------------
Applied Micro Circuits Corporation                        3.2%
-------------------------------------------------------------
Oracle Corporation                                        3.1%
-------------------------------------------------------------
BEA System, Inc.                                          3.0%
-------------------------------------------------------------
Nortel Networks Corporation                               2.9%
-------------------------------------------------------------

Sector Diversification (Top 5)/9/

Technology                                               82.4%
-------------------------------------------------------------
Utilities                                                 7.4%
-------------------------------------------------------------
Healthcare                                                6.5%
-------------------------------------------------------------
Energy                                                    2.1%
-------------------------------------------------------------
Consumer Cyclicals                                        1.6%
-------------------------------------------------------------

1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

4.   As a percentage of lesser of purchase price or redemption proceeds.

5. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

6.   Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

7. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

8.   As a percentage of the fund's stock holdings. Holdings will vary.

9. As a percentage of the fund's stock holdings. Holdings will vary. Sectors may consist of multiple industries.


                                                          Section 1 The Funds  3

Nuveen International Growth Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide long-term capital appreciation.

How the Fund Pursues Its Objective

The fund primarily invests in stocks of companies domiciled in countries other than the United States.

The fund will typically be invested in about 15 different countries, holding a total of 50-60 stocks. The fund will concentrate in stocks with positive earnings momentum and the expectation of positive earnings surprises. The fund will invest mainly in common stocks of companies with medium and large market capitalizations. Although the fund will concentrate its investments in developed countries, it may invest up to 20% of its assets in companies located in emerging markets.

What are the Risks of Investing in the Fund?

The fund exposes you to market and foreign risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you seek to:

     .    invest in foreign stocks;
     .    pursue the high potential returns of foreign stocks;
     .    diversify your otherwise U.S.-oriented equity portfolio.

You should not invest in this fund if you are:

     . unwilling to accept share price fluctuation, including the possibility of sharp price declines;
     .    unwilling to accept the risks of foreign investment;
     .    investing to meet short-term financial goals.

Fund Performance/Cost of Investment

Fund Performance

Fund performance is not included in this prospectus because the fund has not been effective for a full calendar year.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  Shareholder Transaction Expenses/1/

Paid Directly From Your Investment

Share Class                               A         B           C           R/2/
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            5.75%/3/   None        None        None
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                 None       None        None        None
--------------------------------------------------------------------------------
Exchange Fees                           None       None        None        None
--------------------------------------------------------------------------------
Deferred Sales Charge/4/                None/3/    5%/5/       1%/6/       None
--------------------------------------------------------------------------------

  Annual Fund Operating Expenses/7/

Paid From Fund Assets

Share Class                                 A        B          C         R
--------------------------------------------------------------------------------
Management Fees                           1.05%     1.05%     1.05%     1.05%
--------------------------------------------------------------------------------
12b-1 Distribution and Service Fees        .25%     1.00%     1.00%        -%
--------------------------------------------------------------------------------
Other Expenses                            1.36%     1.36%     1.35%     1.53%
--------------------------------------------------------------------------------
Total Operating Expenses*                 2.66%     3.41%     3.40%     2.58%
--------------------------------------------------------------------------------

  * After Expenses Reimbursements
    Net expenses reflect a voluntary expense waiver by the fund's investment adviser that may be modified or discontinued without notice at the adviser's discretion.


  ------------------------------------------------------------------------------
                                            A        B          C         R
  ------------------------------------------------------------------------------
  Expense Reimbursements                  (.91%)    (.91%)    (.89%)   (1.15%)
  ------------------------------------------------------------------------------
  Total Operating Expense-Net             1.75%     2.50%     2.51%     1.43%
  ------------------------------------------------------------------------------

4  Section 1 The Funds

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                      Redemption                       No Redemption
Share Class     A       B      C        R        A        B        C       R
--------------------------------------------------------------------------------
  1 Year     $  829  $  732  $  343   $  261   $  829   $  344   $  343   $  261
--------------------------------------------------------------------------------
  3 Years    $1,354  $1,350  $1,045   $  802   $1,354   $1,048   $1,045   $  802
--------------------------------------------------------------------------------
  5 Years    $1,904  $1,879  $1,769   $1,370   $1,904   $1,774   $1,769   $1,370
--------------------------------------------------------------------------------
 10 Years    $3,396  $3,525  $3,685   $2,915   $3,396   $3,525   $3,685   $2,915
--------------------------------------------------------------------------------

1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

4.   As a percentage of lesser of purchase or redemption proceeds.

5. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during fourth, 2% during the fifth, and 1% during the sixth year.

6.   Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

7. Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

8.   As a percentage of the fund's stock holdings. Holdings will vary.

9. As a percentage of the fund's stock holdings. Holdings will vary. Sectors may consist of multiple industries.

How the Fund Is Invested (as of 7/31/00)

Portfolio Allocation

Equity                                                  100%
-------------------------------------------------------------
Cash Equivalent                                            %
-------------------------------------------------------------

Top 10 Country Allocations/8/

Japan                                                  16.7%
-------------------------------------------------------------
United Kingdom                                         15.2%
-------------------------------------------------------------
France                                                 13.6%
-------------------------------------------------------------
Germany                                                 8.2%
-------------------------------------------------------------
Canada                                                  6.9%
-------------------------------------------------------------
Denmark                                                 6.5%
-------------------------------------------------------------
Norway                                                  4.5%
-------------------------------------------------------------
Israel                                                  4.0%
-------------------------------------------------------------
Hong Kong                                               4.0%
-------------------------------------------------------------
Sweden                                                  3.3%
-------------------------------------------------------------

Top 10 Stock Holdings/8/

Anritsu Corporation                                     3.3%
-------------------------------------------------------------
Nortel Networks Corporation                             3.3%
-------------------------------------------------------------
Alcatel                                                 3.2%
-------------------------------------------------------------
Schering AG                                             2.8%
-------------------------------------------------------------
Thomson Multimedia Sponsored ADR                        2.7%
-------------------------------------------------------------
Vestas Wind Systems A/S                                 2.7%
-------------------------------------------------------------
ARM Holdings plc                                        2.6%
-------------------------------------------------------------
Heineken NV                                             2.6%
-------------------------------------------------------------
William Demant A/S                                      2.6%
-------------------------------------------------------------
Tecan AG                                                2.6%
-------------------------------------------------------------

Sector Diversification (Top 5)/9/

Technology                                             38.8%
-------------------------------------------------------------
Capital Goods                                          18.0%
-------------------------------------------------------------
Healthcare                                             14.4%
-------------------------------------------------------------
Consumer Staples                                        9.3%
-------------------------------------------------------------
Consumer Cyclicals                                      6.8%
-------------------------------------------------------------


                                                         Section 1 The Funds   5

Nuveen Rittenhouse Growth Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide long-term growth of capital by investing in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth.

How the Fund Pursues Its Objective

The fund ordinarily will invest at least 65% of its total assets in the equity securities of blue chip companies-those large-capitalization companies with a high financial strength rating and a history of consistent and predictable earnings growth. Through fundamental analysis, Rittenhouse seeks to invest in the 20-50 companies that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.

What are the Risks of Investing in the Fund?

The fund exposes you to market risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?

This fund may be right for you if you are seeking:

     . a conservative growth stock fund as the core of a diversified investment plan;
     . to build and protect wealth over time through prudent capital management;
     .  to meet long-term financial goals.

You should not invest in this fund if you are:

     . unwilling to accept share price fluctuation, including the possibility of sharp price declines;
     .  investing to meet short-term financial goals.


How the Fund Has Performed

Nuveen has selected Rittenhouse Financial Services, Inc. to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past two years as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 1999. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Total Returns/1/

Class A Annual Returns

[BAR CHART APPEARS HERE]

1998  -  25.3
1999  -  14.1


From January 1, 1998 through December 31, 1999, the fund's highest and lowest quarterly returns were 21.21% and -10.86%, respectively, for the quarters ending 12/31/98 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. See "How the Portfolio Managers Have Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.

                       Average Annual Total Returns for
                      the Periods Ended December 31, 1999
                                                          Inception
                              1 Year                 (December 31, 1997)
------------------------------------------------------------------------
Class A                        7.54%                         16.06%
------------------------------------------------------------------------
Class B                        9.25%                         17.01%
------------------------------------------------------------------------
Class C                       13.20%                         18.72%
------------------------------------------------------------------------
Class R                       14.35%                         19.88%
------------------------------------------------------------------------
S&P 500 Index/2/              21.04%                         24.75%
------------------------------------------------------------------------
Lipper Peer Group/2/          19.35%                         23.08%
------------------------------------------------------------------------


6 Section 1  The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/3/

Paid Directly From Your Investment

Share Class                      A            B            C          R/4/
---------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                     5.75%/5/    None         None         None
---------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends          None        None         None         None
---------------------------------------------------------------------------
Exchange Fees                    None        None         None         None
---------------------------------------------------------------------------
Deferred Sales Charge/6/         None/5/     5%/7/        1%/8/        None
---------------------------------------------------------------------------

Annual Fund Operating Expenses/9/

Paid From Fund Assets

Share Class                             A          B           C            R
------------------------------------------------------------------------------
Management Fees                       .83%        .83%        .83%        .83%
------------------------------------------------------------------------------
12b-1 Distribution and Service Fees   .25%       1.00%       1.00%          -%
------------------------------------------------------------------------------
Other Expenses                        .29%        .30%        .30%        .29%
------------------------------------------------------------------------------
Total Operating Expenses             1.37%       2.13%       2.13%       1.12%
------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                            Redemption                          No Redemption
Share Class       A         B         C         R         A         B         C         R
-------------------------------------------------------------------------------------------
1 Year        $   706   $   610   $   216   $   114   $   706   $   216   $   216   $   114
-------------------------------------------------------------------------------------------
3 Years       $   984   $   981   $   667   $   356   $   984   $   667   $   667   $   356
-------------------------------------------------------------------------------------------
5 Years       $ 1,282   $ 1,256   $ 1,144   $   617   $ 1,282   $ 1,144   $ 1,144   $   617
-------------------------------------------------------------------------------------------
10 Years      $ 2,127   $ 2,269   $ 2,462   $ 1,363   $ 2,127   $ 2,269   $ 2,462   $ 1,363
-------------------------------------------------------------------------------------------


1.  The Class A year-to-date return on net asset value as of 9/30/00 was 3.89%.


2. Peer Group returns reflect the performance of the Lipper Large Cap Core Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Large Cap Core Fund Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.

3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


How the Fund Is Invested (as of 7/31/00)

Portfolio Allocation

Equity                                              97%
-------------------------------------------------------
Cash Equivalents                                     3%
-------------------------------------------------------

Portfolio Statistics

Beta                                               0.92
-------------------------------------------------------
Average Market Capitalization (Stocks)     $172 billion
-------------------------------------------------------
Average P/E                                        36.5
-------------------------------------------------------

Top 10 Stock Holdings/10/

American International Group, Inc.                 5.7%
-------------------------------------------------------
General Electric Company                           4.9%
-------------------------------------------------------
EMC Corporation                                    4.9%
-------------------------------------------------------
Pfizer Inc.                                        4.6%
-------------------------------------------------------
The Coca-Cola Company                              4.3%
-------------------------------------------------------
Automatic Data Processing, Inc.                    4.3%
-------------------------------------------------------
Intel Corporation                                  4.2%
-------------------------------------------------------
Colgate-Palmolive Company                          4.0%
-------------------------------------------------------
Cisco System, Inc.                                 3.8%
-------------------------------------------------------

Merck & Co., Inc.                                  3.6%
-------------------------------------------------------

Sector Diversification (Top 5)/11/

Technology                                        35.2%
-------------------------------------------------------
Healthcare                                        18.2%
-------------------------------------------------------
Financials                                        16.1%
-------------------------------------------------------
Consumer Staples                                  14.6%
-------------------------------------------------------
Capital Goods                                      7.5%
-------------------------------------------------------



4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

6.   As a percentage of lesser of purchase price or redemption proceeds.

7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

8.   Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

9. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. The adviser, pursuant to a contractual agreement, waived fees and reimbursed expenses from the fund's inception through July 31, 2000, in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net assets of any class of fund shares. The Total Operating Expenses provided in the table do not reflect such fee waiver and expense reimbursement.

10.  As a percentage of the fund's stock holdings. Holdings will vary.

11. As a percentage of the fund's stock holdings. Holdings will vary. Sectors may consist of multiple industries.


                                                          Section 1  The Funds 7

Section 2  How We Manage Your Money

     To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

     Who Manages the Funds

     Nuveen Institutional Advisory Corp. ("NIAC"), the funds' investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. NIAC has overall responsibility for management of the funds. NIAC oversees the management of the funds' portfolios, manages the funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.


     The NIM advisers are wholly owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.


     NIAC has selected Columbus Circle Investors ("CCI"), Metro Center, One Station Place, Stamford CT 06902, as subadviser to manage the investment portfolios of the Innovation Fund and the International Growth Fund. CCI is an institutional investment management firm with over 25 years of experience and approximately $6.3 billion in assets under management. Anthony Rizza, Chartered Financial Analyst, is responsible for the day-to-day management of the Innovation Fund's portfolio. Mr. Rizza joined CCI in 1991 and is a Managing Director of the firm. Clifford G. Fox, Chartered Financial Analyst, is responsible for the day-to-day management of the International Growth Fund's portfolio. Mr. Fox joined CCI in 1992 and is a Managing Director of the firm.


     NIAC has selected Rittenhouse Financial Services, Inc. ("Rittenhouse"), Two Radnor Corporate Center, Radnor, PA 19087-9570, as sub-adviser to manage the investment portfolio of the Rittenhouse Growth Fund. Rittenhouse, a wholly owned subsidiary of The John Nuveen Company, is an institutional investment management firm with over 20 years of experience and approximately $18 billion in assets under management. Rittenhouse's investment management strategy and portfolio purchase and sale determinations are set through a team approach, with all of its investment professionals contributing. The investment team meets regularly to review pertinent information from internal and external sources and make decisions regarding all Rittenhouse investment positions. The activities of the investment

8  Section 2 How We Manage Your Money
     team are overseen by an investment oversight committee, which meets regularly to review the investment strategy, market sectors, and individual security holdings to verify their continued appropriateness.

     For providing these services, NIAC is paid an annual fund management fee according to the following schedule:


                                         Nuveen            Nuveen               Nuveen
     Average Daily                     Innovation      International         Rittenhouse
     Net Assets                           Fund          Growth Fund          Growth Fund
     For the first $125 million          1.0000%          1.0500%              0.8500%
     ------------------------------------------------------------------------------------
     For the next $125 million           0.9875%          1.0375%              0.8375%
     ------------------------------------------------------------------------------------
     For the next $250 million           0.9750%          1.0250%              0.8250%
     ------------------------------------------------------------------------------------
     For the next $500 million           0.9625%          1.0125%              0.8125%
     ------------------------------------------------------------------------------------
     For the next $1 billion             0.9500%          1.0000%              0.8000%
     ------------------------------------------------------------------------------------
     For net assets over $2 billion      0.9250%          0.9750%              0.7750%
     ------------------------------------------------------------------------------------

     For the most recent fiscal year, the funds paid NIAC the following management fees (as a percentage of average net assets):


     Nuveen Innovation Fund                               .87%
     --------------------------------------------------------------
     Nuveen International Growth Fund                     .08%
     --------------------------------------------------------------
     Nuveen Rittenhouse Growth Fund                       .80%
     --------------------------------------------------------------

     Out of the fund management fee, NIAC pays a portfolio management fee to CCI for the Innovation Fund and the International Growth Fund and to Rittenhouse for the Rittenhouse Growth Fund. Each fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.

     What Types of Securities We Invest In

     Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

     Equity Securities

     Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics. The International Growth Fund may also invest in pooled investment vehicles. For the Innovation Fund and the International Growth Fund, any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc.) when purchased. For the Rittenhouse Growth Fund, convertible bonds and debentures must be rated A or better by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc. when purchased.

     Foreign Investments

     The International Growth Fund primarily invests in equity securities of companies domiciled in countries other than the United States. The International Growth Fund may invest in foreign securities either directly or indirectly through American Depositary Receipts ("ADRs") and other

                                           Section 2 How We Manage Your Money  9
     types of depositary receipts. ADRs are denominated in U.S. dollars and represent indirect ownership interests in securities of foreign issuers. Although the fund will concentrate its investments in developed countries, it may invest up to 20% of its assets in companies located in emerging markets.

     The Innovation Fund may invest up to 15% of its assets in securities which are traded principally in securities markets outside the United States and may invest without limit in securities of foreign issuers that are traded in U.S. markets. The Innovation Fund may also invest in ADRs and other types of depositary receipts.

     The Rittenhouse Growth Fund may invest in equity securities of foreign issuers traded in U.S. security markets or in ADRs or other instruments denominated in U.S. dollars (limited to 15% of net assets).

     All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are-Foreign investment risk").

     Innovative Technologies
     The Innovation Fund invests at least 65% of its assets in a diversified portfolio of common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that develop, provide and service those technologies. Innovative technologies are new technologies that have the potential to transform how business is conducted or services are provided. Companies that utilize innovative technologies include, but are not limited to, companies in the technology, telecommunications and healthcare industries. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. Instead, the fund will be guided by the theory of Positive Momentum and Positive Surprise (described below) with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, enhanced distribution systems and improved management techniques. Although the fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry.

     Short-Term Investments

     The funds may invest in short-term investments, including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

     Delayed Delivery Transactions
     The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

10 Section 2 How We Manage Your Money

     How We Select Investments

     Innovation Fund and International Growth Fund
     The Innovation Fund Invests in Technology for Capital Appreciation For many investors, building a portfolio with the potential for superior growth is a critical part of a long-term investment strategy. In a portfolio designed for long-term growth, investors are willing to tolerate the short-term volatility of stocks with an expectation that over time volatility will give way to growth exceeding that of other investments. In the recent past, the demand for technology has grown exponentially. Not surprisingly, the stocks of companies developing and utilizing technology have captured both the imagination and the investments of many long-term investors. The Innovation Fund offers these investors a time-tested way of investing in some of the industry's most attractive opportunities for long-term growth while moderating risks introduced by individual securities.


     Positive Momentum and Positive Surprise
     The investment philosophy of the Innovation Fund and the International Growth Fund is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI calls this discipline Positive Momentum and Positive Surprise. CCI believes that Positive Momentum in a company's progress plus Positive Surprise in reported results yield superior returns through rising stock prices. In practice, CCI strives to invest in companies that exceed investors' expectations, and sells or avoids those that fall short of those expectations.


     The funds' teams of investment analysts monitor numerous factors including political and/or economic developments, secular trends, industry and/or group dynamics, and company-specific events to determine which companies are best positioned to benefit in revenue and earnings acceleration. For the International Growth Fund the analysts also monitor macroeconomic factors. Investments are selected on the basis of their potential to exceed consensus forecasts. Companies selected for purchase remain in each fund's portfolio only if they continue to achieve or exceed expectations, and are replaced when business or earnings results are disappointing.

     In addition to meeting the criteria for potential Positive Momentum and Positive Surprise, thorough fundamental analysis is completed prior to an investment recommendation. Each fund's portfolio management team uses internally-generated reports and pertinent information provided by industry trade groups, individual companies, and reports provided by leading investment research firms. All research is assessed to either confirm or invalidate opinions pertaining to the key elements in a company's analysis.


     Rittenhouse Growth Fund
     The Rittenhouse Growth Fund will ordinarily invest at least 65% of its total assets in the equity securities of blue chip companies. Blue chip companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure.

                                          Section 2 How We Manage Your Money  11

     From the universe of all stocks traded in the U.S. securities markets, Rittenhouse first identifies companies with an aggregate market capitalization of at least $5 billion under current market conditions and with a financial strength rating of A or better by Standard & Poor's or Value Line. Of those, Rittenhouse selects companies with a history of rising earnings. Then Rittenhouse selects industries with the most attractive potential based upon its evaluation of current market conditions and long-term industry growth trends. Through fundamental analysis, Rittenhouse seeks to invest in the 20-50 stocks within these industries that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.

     Certain of the Rittenhouse Growth Fund's investment policies may result in reduced taxable distributions and enhanced after-tax returns. Because it invests in stocks with lower dividend yields, the fund expects to distribute little, if any, taxable dividend income. The fund anticipates minimizing realized short-term and long-term capital gains as a result of its low portfolio turnover rate and generally long investment holding periods. Upon selling a stock, Rittenhouse will seek to minimize realized gains by selling shares with the highest cost basis first, and where consistent with the fund's investment objective, offsetting gains with capital losses realized from the sale of other stocks in the portfolio.

     Portfolio Turnover

     The funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The Innovation Fund and the International Growth Fund expect that the annual portfolio turnover rates for each fund will generally be between 75% and 150%. The Rittenhouse Growth Fund expects its annual portfolio turnover to be between 20% and 30% under normal market conditions, and will generally not exceed 50%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. The Innovation Fund and the International Growth Fund anticipate that they may engage in active trading in securities. Active trading results in the payment by a fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect fund performance.

12  Section 2 How We Manage Your Money

How the Portfolio Managers Have Performed


The charts and tables below illustrate the historical performance of the portfolio managers' investment strategy for the respective funds. The chart and table for the Innovation Fund present the performance of CCI's Technology Composite, which represents all its managed accounts (totalling $219.3 million) that have substantially the same investment objectives and policies as the Innovation Fund. The chart and table for the International Growth Fund present the performance of CCI's International Composite, which represents all its managed accounts (totalling $246.2 million) that have substantially the same investment objectives and policies as the International Growth Fund. The chart and table for the Rittenhouse Growth Fund present the performance of Rittenhouse's Blended Equity Composite, which represents all its individually managed accounts (totalling $10.1 billion) that have substantially the same investment objectives and policies as the Rittenhouse Growth Fund.

Of course, past performance is no indication of future results, and the charts and tables represent performance of managed accounts and not the performance of the funds.


CCI's Technology Composite
Growth of a $10,000 Investment 1/1/95 - 9/30/00

                         [MOUNTAIN CHART APPEARS HERE]

                                                  Lipper Science and
          CCI Technology Composite    S&P 500   Technology Fund Index
12/94          $  9,425              $ 10,000        $  10,000
 6/95            12,081                12,021           12,690
12/95            13,445                13,757           13,857
 6/96            15,837                15,145           14,386
12/96            16,539                16,916           16,203
 6/97            16,593                20,403           17,285
12/97            17,913                22,562           17,472
 6/98            24,360                26,558           20,523
12/98            31,839                29,011           25,675
 6/99            43,124                32,604           32,695
12/99            86,817                35,116           54,919
 6/00           100,382                34,971           59,824
 9/00           117,992                34,632           58,566

___ CCI Technology Composite $117,992

--- Lipper Science and Technology Fund Index $58,566

 ... S&P 500 Index $34,632


CCI's Technology Composite Returns

                                                       Average Annual Total Returns (as of 9/30/00)
                                                       -----------------------------------------------
                                                                                 Since Composite
                                                         1-Year         5-Year  Inception (1/1/95)
------------------------------------------------------------------------------------------------------
On Offer                                                125.73%         51.84%        53.61%
------------------------------------------------------------------------------------------------------
On NAV                                                  139.51%         53.65%        55.20%
------------------------------------------------------------------------------------------------------
S&P 500 Index                                            13.28%         21.69%        24.11%
------------------------------------------------------------------------------------------------------
Lipper Science and Technology Fund Index                 67.56%         31.89%        35.99%
------------------------------------------------------------------------------------------------------


As of September 30, 2000, the CCI Technology Composite included seven managed accounts. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the Innovation Fund, which affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75%, and we deducted from the CCI's Technology Composite's gross-of-fee returns the Class A gross operating expenses of 1.97% for the fund's most recent fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Composite's inception date is
January 1, 1995. The Lipper Science and Technology Fund Index is a managed index that represents the 10 largest funds in the Lipper Science and Technology Fund Category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the Innovation Fund.
                                          Section 2 How We Manage Your Money  13

CCI's International Composite


Growth of a $10,000 Investment 7/1/96 - 9/30/00

                         [MOUNTAIN CHARTS APPEAR HERE]

                                                    MSCI All
       CCI International   Lipper International   Country World
           Composite            Fund Index        Index ex USA

6/96        $ 9,425               $10,000            $10,000
6/97         13,605                11,999             11,400
6/98         19,270                13,080             11,471
6/99         23,712                13,602             12,650
6/00         48,414                16,817             14,972
9/00         48,586                15,582             13,740


==  CCI International Composite $48,586

--  Lipper International Fund Index $15,582

--  MSCI All Country World Index ex USA $13,740


CCI's International Composite Returns
                                    Average Annual Total Returns (as of 9/30/00)
                                    --------------------------------------------
                                                          Since Composite
                                          1-Year        Inception (6/30/96)
--------------------------------------------------------------------------------
On Offer                                  66.08%              45.05%
--------------------------------------------------------------------------------
On NAV                                    76.22%              47.09%
--------------------------------------------------------------------------------
MSCI All Country World Index ex USA        5.19%               7.76%
--------------------------------------------------------------------------------
Lipper International Fund Index           10.83%              11.00%
--------------------------------------------------------------------------------

As of September 30, 2000, the CCI International Composite included five managed accounts. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the International Growth Fund, which affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75%, and we deducted from the CCI's International Composite's gross-of-fee returns the Class A gross operating expenses of 2.66% for the fund's most recent fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Composite's inception date is June 30, 1996. The MSCI All Country World Index ex USA is a capitalization-weighted index of listed securities in 46 markets around the world, including both developed and emerging markets, but excluding the U.S. The Lipper International Fund Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the International Growth Fund.

14   Section 2 How We Manage Your Money

          Rittenhouse's Blended Equity Composite
          Growth of a $10,000 Investment 1/1/83 - 9/30/00

                         [MOUNTAIN CHART APPEARS HERE]


         Rittenhouse                                Lipper
           Blended                                  Large Cap
           Equity        S&P     S&P/Barra          Core
          Composite      500     Growth Index       Index         CPI
         --------------------------------------------------------------------
           9,425        10,000     10,000           10,000       10,000
-----------------------------------------------------------------------------
1Q83      10,200        11,002     10,876           10,974       10,034
-----------------------------------------------------------------------------
1Q84      11,763        11,962     11,000           11,535       10,508
-----------------------------------------------------------------------------
1Q85      14,635        14,220     13,005           13,807       10,902
-----------------------------------------------------------------------------
1Q86      20,839        19,573     17,983           18,700       11,148
-----------------------------------------------------------------------------
1Q87      25,879        24,698     22,514           22,257       11,486
-----------------------------------------------------------------------------
1Q88      24,164        22,639     19,851           20,552       11,933
-----------------------------------------------------------------------------
1Q89      29,123        26,748     23,050           23,770       12,527
-----------------------------------------------------------------------------
1Q90      33,941        31,902     28,573           27,823       13,183
-----------------------------------------------------------------------------
1Q91      40,165        36,501     34,456           31,803       13,829
-----------------------------------------------------------------------------
1Q92      45,440        40,528     38,808           36,087       14,269
-----------------------------------------------------------------------------
1Q93      49,972        46,702     42,794           40,875       14,709
-----------------------------------------------------------------------------
1Q94      47,895        47,391     41,842           42,211       15,077
-----------------------------------------------------------------------------
1Q95      55,885        54,769     49,528           46,627       15,508
-----------------------------------------------------------------------------
1Q96      72,654        72,356     64,988           59,878       15,950
-----------------------------------------------------------------------------
1Q97      85,413        86,696     79,980           68,817       16,389
-----------------------------------------------------------------------------
1Q98     127,845       128,308    122,413          100,094       16,615
-----------------------------------------------------------------------------
1Q99     146,196       152,002    159,967          116,806       16,901
-----------------------------------------------------------------------------
1Q00     163,793       179,277    199,924          139,310       17,525
-----------------------------------------------------------------------------
3Q00     168,200       172,815    179,690          135,630       17,791

___ S&P 500 Index $172,815

=== Rittenhouse Blended Equity Composite $168,200

--- Lipper Large Cap Core Index $135,630

 ... CPI $17,791


Rittenhouse's Blended Equity Composite Returns

                 Average Annual Total Returns (as of 9/30/00)
                                                              Since Composite
                            1-Year     5-Year     10-Year   Inception (1/1/83)
------------------------------------------------------------------------------
On Offer                    13.39%     19.36%     17.28%              17.24%
------------------------------------------------------------------------------
On NAV                      20.21%     20.78%     17.98%              17.63%
------------------------------------------------------------------------------
S&P 500 Index               13.28%     21.69%     19.44%              17.41%
------------------------------------------------------------------------------
Lipper Large Cap Core       17.72%     20.12%     18.01%              15.82%
------------------------------------------------------------------------------
CPI                          3.45%      2.54%      2.73%               3.30%
------------------------------------------------------------------------------


As of September 30, 2000, the Rittenhouse Blended Equity Composite included 28,157 managed accounts. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the Rittenhouse Growth Fund, which affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75%, and we deducted from the Rittenhouse Blended Equity Composite's gross-of-fee returns the Class A gross operating expenses of 1.37% for the fund's most recent fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Composite's inception date is January 1, 1983. The Lipper Large Cap Core Index represents the average annualized returns of the 30 largest funds in the Lipper Large Cap Core Category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the Rittenhouse Growth Fund.

What the Risks Are


Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.


Market Risks: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings

                                          Section 2 How We Manage Your Money  15
     of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     Foreign investment risk: Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political or economic instability, less publicly available information, exchange rate changes, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. The securities of developing countries involve risks greater than, or in addition to, investing in foreign developed countries.

     Concentration risk: The Innovation Fund will be concentrated in the securities of companies that develop, service, provide or utilize innovative technologies. This concentration makes the Innovation Fund more susceptible to any single occurrence affecting the industry and may subject the fund to greater market risk than more diversified funds. Companies involved in the technology industry must contend with rapidly changing technology, worldwide competition, rapid obsolescence of products and services, government regulation, high research and development costs, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The stocks of many technology companies have exceptionally high price-to-earnings ratios with little or no earnings histories. In addition, many technology companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

     Although the following risk factors are not principal risks, they may still affect your investment in a fund:

     Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.

     Correlation risk: The U.S. and foreign equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and foreign stocks. Sometimes, however, global trends will cause the U.S. and foreign markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

16  Section 2  How We Manage Your Money

     How We Manage Risk


     Time-tested risk management strategies are utilized to help protect your capital during periods of market uncertainty or weakness. These strategies include broad portfolio diversification, investment limitations and hedging. The Innovation Fund and the International Growth Fund also employ a rigorous sell discipline. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

     Investment Limitations

     The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

       . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

       . 25% in any one industry (except U.S. government securities and, in the case of the Innovation Fund, the securities of companies that use innovative technologies to gain a strategic, competitive advantage in their industries as well as companies that develop, provide and service those technologies).


     Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

     A Focus on Blue Chips

     The Rittenhouse Growth Fund invests primarily in equity securities of blue chip companies. Blue chip companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure. As a result, blue chip companies have historically exhibited less risk and price volatility than companies lacking these high quality characteristics. In addition, the large market of publicly held shares for these companies and substantial trading volume create a high degree of liquidity for their stocks.

                                          Section 2 How We Manage Your Money  17

     Hedging and Other Defensive Investment Strategies

     Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the funds may not achieve their investment objectives.

     Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to limit the risk of price fluctuations, and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. To protect against foreign currency exchange rate risk, the Innovation Fund and the International Growth Fund may enter into foreign currency hedging transactions, including forward currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts. These funds may also buy or sell foreign currencies. These strategies may reduce fund returns and will benefit the funds largely to the extent we are able to use them successfully. A fund could lose money on futures transactions or an option can expire worthless.

18  Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

     We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

     What Share Classes We Offer


     Class A Shares

     You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily assets which compensates your financial advisor for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:

                                                                                    Authorized Dealer
                                     Sales Charge as % of   Sales Charge as % of   Commission as % of
Amount of Purchase                  Public Offering Price   Net Amount Invested   Public Offering Price
Less than $50,000                          5.75%                   6.10%                  5.00%
$50,000 but less than $100,000             4.50%                   4.71%                  4.00%
$100,000 but less than $250,000            3.75%                   3.90%                  3.25%
$250,000 but less than $500,000            2.75%                   2.83%                  2.50%
$500,000 but less than $1,000,000          2.00%                   2.04%                  1.75%
$1,000,000 and over                           -/1/                    -                      -/1/

/1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                   Section 3 How You Can Buy and Sell Shares  19

    Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

    Years Since Purchase                0-1      1-2      2-3      3-4       4-5      5-6   Over 6
    -------------------------------------------------------------------------------------------------
    CDSC                                5%       4%       4%       3%        2%       1%    None
    -------------------------------------------------------------------------------------------------

    Class C Shares

    You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee reimburses Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

    Class R Shares

    You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

    How to Reduce Your sales Charge

    We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

    Class A Sales Charge Reductions

    .  Rights of Accumulation

    .  Letter of intent

    .  Group purchase

    Class A Sales Charge Waivers

    .  Nuveen Defined Portfolio or Exchange-Traded Fund reinvestment

    .  Retirement plans

    . Certain employees and directors of Nuveen or employees of authorized dealers

    .  Bank trust departments

    Class R Eligibility

    . Certain employees and directors of Nuveen or employees of authorized dealers

    .  Bank trust departments

    In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or

20 Section 3 How You Can Buy and Sell Shares comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

    How to Buy Shares

    Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

    Through a Financial Advisor

    You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for ongoing investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

    By Mail

    You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

    Investment Minimums

    The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

    Systematic Investing

    Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic invesment plan. You can stop the deductions at any time by notifying your fund in writing. To do this, simply complete the appropriate

                                   Section 3 How You Can Buy and Sell Shares  21
    section of the account application form or submit an Account Update Form.

    From Your Bank Account

    You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

    From Your Paycheck

    With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

    Systematic Exchanging

    You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

    One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

    Systematic Withdrawal

    If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

    You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

    Special Services

    To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

    Exchanging Shares

    You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

22  Section 3 How You Can Buy and Sell Shares

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund Direct(SM)

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                                   Section 3 How You Can Buy and Sell Shares  23

Through Your Financial Advisor
You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this.

By Telephone
If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail
You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .    The fund's name;

 .    Your name and account number;

 .    The dollar or share amount you wish to redeem;

 .    The signature of each owner exactly as it appears on the account;

 .    The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 .    The address where you want your redemption proceeds sent (if other than the address of record);

 .    Any certificates you have for the shares; and

 .    Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind
The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

24  Section 3 How You Can Buy and Sell Shares

Section 4  General Information

     To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

     Dividends, Distributions and Taxes


     The funds intend to pay income dividends and any taxable gains annually.

     Payment and Reinvestment Options
     The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

     Foreign Income Tax Considerations
     Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

     Taxes and Tax Reporting

     The funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.


     Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

     Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.




                                               Section 4 General Information  25

     Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

     Buying or Selling Shares Close to a Record Date

     Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

     Distribution and Service Plans

     Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

     Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.




26  Section 4 General Information

     Net Asset Value

     The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.


     In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available the pricing service establishes fair value based on prices of comparable securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the funds, or its designee, may establish a fair value for the security. See the Statement of Additional Information for details.


     If a fund hold securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

     Fund Service Providers

     The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                               Section 4 General Information  27

     Section 5  Financial Highlights


                The financial highlights table is intended to help you understand a fund's financial performance for the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.


Nuveen Innovation Fund

                    Investment Operations                      Less Distributions                    Ratios/Supplemental Data

Class                                                                                                         Ratio of Net
(Inception                               Net                                                                    Investment
Date)                               Realized                                                          Ratio of      Income
                             Net         and                                Ending           Ending   Expenses      (Loss)
            Beginning Investment  Unrealized              Net                  Net              Net to Average  to Average Portfolio
Year Ended  Net Asset     Income  Investment       Investment Capital        Asset     Total Assets        Net         Net  Turnover
July 31,        Value     (Loss) Gain (Loss) Total     Income   Gains Total  Value Return(a)  (000)  Assets(b)   Assets(b)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A
(12/99)

  2000 (c)     $20.00     $(.26)       $3.53 $3.27     $    -  $    - $   - $23.27   16.30% $22,838    1.89%*     (1.82)%*      117%

Class B
(12/99)

  2000 (c)      20.00      (.37)        3.52  3.15          -       -     -  23.15   15.70   33,288    2.63*      (2.56)*       117

Class C
(12/99)

  2000 (c)      20.00      (.37)        3.54  3.17          -       -     -  23.17   15.80   39,907    2.60*      (2.53)*       117

Class R
(12/99)

  2000 (c)      20.00      (.21)        3.50  3.29          -       -     -  23.29   16.45    4,020    1.51*      (1.47)*       117
------------------------------------------------------------------------------------------------------------------------------------


*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.86%*, 2.60%*, 2.57%* and 1.48%* for classes A, B,
     C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2000 are (1.79)%*, (2.53)%*, (2.50)%* and (1.44)%*
     for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.


28 Section 5  Financial Highlights

Nuveen International Growth Fund

                    Investment Operations                      Less Distributions                    Ratios/Supplemental Data

Class                                                                                                         Ratio of Net
(Inception                               Net                                                                    Investment
Date)                               Realized                                                          Ratio of      Income
                             Net         and                                Ending           Ending   Expenses      (Loss)
            Beginning Investment  Unrealized              Net                  Net              Net to Average  to Average Portfolio
Year Ended  Net Asset     Income  Investment       Investment Capital        Asset     Total Assets        Net         Net  Turnover
July 31,        Value     (Loss) Gain (Loss) Total     Income   Gains Total  Value Return(a)  (000)  Assets(b)   Assets(b)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A
(12/99)

2000 (c)       $20.00     $(.15)       $3.08 $2.93      $   -  $    - $   - $22.93    14.65% $10,676    1.82%*    (1.05)%*      111%

Class B
(12/99)

2000 (c)        20.00      (.25)        3.07  2.82          -       -     -  22.82    14.10    6,435    2.57*     (1.76)*       111

Class C
(12/99)

2000 (c)        20.00      (.24)        3.06  2.82          -       -     -  22.82    14.10   6,925     2.58*     (1.75)*       111

Class R
(12/99)

2000 (c)        20.00      (.12)        3.08  2.96          -       -     -  22.96    14.80  14,265     1.50*     (.90)*        111
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.


(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.75%*, 2.50%*, 2.51%* and 1.43%* for classes A, B,
     C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2000 are (.99)%*, (1.70)%*, (1.69)%* and (.84)%* for
     classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.


                                             Section 5  Financial Highlights  29

Nuveen Rittenhouse Growth Fund

                    Investment Operations                      Less Distributions                    Ratios/Supplemental Data

Class                                                                                                         Ratio of Net
(Inception                               Net                                                                    Investment
Date)                               Realized                                                          Ratio of      Income
                             Net         and                                Ending           Ending   Expenses      (Loss)
            Beginning Investment  Unrealized              Net                  Net              Net to Average  to Average Portfolio
Year Ended  Net Asset     Income  Investment       Investment Capital        Asset     Total Assets        Net         Net  Turnover
July 31,        Value     (Loss) Gain (Loss) Total     Income   Gains Total  Value Return(a)  (000)  Assets(b)   Assets(b)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (12/97)

2000           $25.10     $(.12)       $4.12 $4.00     $    -  $(.01) $(.01) $29.09  15.93% $121,610    1.35%       (.45)%       28%
1999            22.75      (.04)        2.45  2.41          -   (.06)  (.06)  25.10  10.62   101,080    1.27        (.18)        22
1998 (c)        20.00      (.01)        2.76  2.75          -      -      -   22.75  13.75    43,092    1.35*       (.09)*        4

Class B (12/97)

2000            24.82      (.33)        4.07  3.74          -   (.01)  (.01)  28.55  15.01   287,993    2.10       (1.20)        28
1999            22.66      (.23)        2.45  2.22          -   (.06)  (.06)  24.82   9.86   222,156    2.01        (.93)        22
1998 (c)        20.00      (.11)        2.77  2.66          -      -      -   22.66  13.30    81,823    2.10*       (.84)*        4

Class C (12/97)

2000            24.84      (.33)       4.06   3.73          -   (.01)  (.01)  28.56  15.01   190,520    2.10       (1.20)        28
1999            22.67      (.23)       2.46   2.23          -   (.06)  (.06)  24.84   9.86   146,927    2.01        (.93)        22
1998 (c)        20.00      (.11)       2.78   2.67          -      -      -   22.67  13.35    43,260    2.10*       (.84)*        4

Class R (12/97)

2000            25.22      (.05)       4.13   4.08          -   (.01)  (.01)  29.29  16.17    49,256    1.10        (.19)        28
1999            22.79       .02        2.47   2.49          -   (.06)  (.06)  25.22  10.95    45,211    1.03         .08         22
1998 (c)        20.00       .03        2.76   2.79          -      -      -   22.79  13.95    37,664    1.10*        .20*         4
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  From commencement of class operations as noted.

30  Section 5  Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

Growth and Income Stock Fund
European Value Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona                 Louisiana           North Carolina
California/2/           Maryland            Ohio
Colorado                Massachusetts/2/    Pennsylvania
Connecticut             Michigan            Tennessee
Florida                 Missouri            Virginia
Georgia                 New Jersey          Wisconsin
Kansas                  New Mexico
Kentucky                New York/2/

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen and NIAC. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial advisor for copies.


You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549. The funds' Investment Company file number is 811-08333.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

                                                        EPR-CCI-RIT 11-00 NA

N U V E E N
     Investments

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

Statement of Additional Information

November 28, 2000
Nuveen Investment Trust II
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN INNOVATION FUND
NUVEEN INTERNATIONAL GROWTH FUND

NUVEEN RITTENHOUSE GROWTH FUND
NUVEEN SELECT STOCK FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments ("Nuveen"), or from the Funds by written request to the ap-plicable Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Sta-tion, New York, NY 10274-5186 or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Nuveen Innovation Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund, dated November 28, 2000 and the Prospectus for the Nuveen Select Stock Fund, dated September 26, 2000.

Table of Contents                                                         Page
------------------------------------------------------------------------------
General Information                                                        B-2
------------------------------------------------------------------------------
Investment Policies and Restrictions                                       B-2
------------------------------------------------------------------------------
Investment Policies and Techniques                                         B-4
------------------------------------------------------------------------------
Management                                                                B-26
------------------------------------------------------------------------------
Fund Manager and Sub-Advisers                                             B-32
------------------------------------------------------------------------------
Portfolio Transactions                                                    B-34
------------------------------------------------------------------------------
Net Asset Value                                                           B-36
------------------------------------------------------------------------------
Tax Matters                                                               B-37
------------------------------------------------------------------------------
Performance Information                                                   B-43
------------------------------------------------------------------------------
Additional Information on the Purchase And Redemption of Fund Shares and
 Shareholder Programs                                                     B-50
------------------------------------------------------------------------------
Distribution and Service Plans                                            B-63
------------------------------------------------------------------------------
Independent Public Accountants, Custodian and Transfer Agent              B-65
------------------------------------------------------------------------------
General Trust Information                                                 B-65
------------------------------------------------------------------------------
Appendix A--Ratings of Investments                                         A-1
------------------------------------------------------------------------------

The audited financial statements for each Fund's most recent fiscal year (other than the Nuveen Select Stock Fund) appear in the Funds' Annual Reports, which are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

                              GENERAL INFORMATION

The Nuveen Innovation Fund (the "Innovation Fund"), Nuveen International Growth Fund (the "International Fund"), Nuveen Rittenhouse Growth Fund (the "Rittenhouse Fund") and Nuveen Select Stock Fund (the "Select Stock Fund") (collectively, the "Funds") are open-end management investment companies and are series of the Nuveen Investment Trust II (the "Trust"), an open-end man-agement investment company. The Innovation Fund, International Fund and Rit-tenhouse Fund are diversified funds. The Select Stock Fund is a non-diversi-fied fund. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objec-tives and policies. Currently, four series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940, which must be sub-mitted to a vote of the holders of the outstanding voting securities of a se-ries company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

                     INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions
The investment objective and certain fundamental investment policies of the Funds are described in the Prospectuses for the Funds. The Funds , as a funda-mental policy, may not, without the approval of the holders of a majority of the shares of the Funds:

(1) With respect to 75% of the total assets of the Innovation Fund, Interna-tional Fund and Rittenhouse Fund, individually, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of a Fund's total assets would be invested in securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) With respect to the Innovation Fund, International Fund and Select Stock Fund, borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of in-vestments) and (ii) engage in other transactions permissible under the Invest-ment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engag-ing in delayed-delivery transactions, or purchasing certain futures and op-tions), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

(3) With respect to the Rittenhouse Fund, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing, provided that the combination of (i) and
(ii) shall not exceed 33 1/3% of the value of the Fund's total assets (includ-ing the amount borrowed), less the Fund's liabilities (other than borrowings).

(4) Act as an underwriter of another issuer's securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Secu-rities Act of 1933 in connection with the purchase and sale of portfolio secu-rities.

(5) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under a Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(6) Purchase or sell physical commodities unless acquired as a result of owner-ship of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, or other derivative instru-ments, or from investing in securities or other instruments backed by physical commodities).

(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from pur-chasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(8) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(9) Purchase the securities of any issuer if, as a result, 25% or more of a Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry; except that this restric-tion shall not be applicable to: (1) securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof; (2) the Innovation Fund in regards to its concentration of more than 25% of its assets in compa-nies that use innovative technologies to gain a strategic, competitive advan-tage in their industries as well as companies that develop, provide and service those technologies; and (3) the Select Stock Fund in regards to its possible concentration of more than 25% of its assets in companies in a given industry if the Peroni Select Stock List (or any successor stock list that the Select Stock Fund may utilize) is also concentrated in such industry.

Except for restriction (3) that relates exclusively to the Rittenhouse Fund, the foregoing restrictions and limitations will apply only at the time of pur-chase of securities, and the percentage limitations will not be considered vio-lated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment ob-jective of each Fund and certain other policies specifically identified in the applicable Prospectus, cannot be changed without approval by holders of a "ma-jority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Funds may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain secu-rities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing se-curities on margin.

(3) With respect to the Innovation Fund, International Fund and Select Stock Fund, pledge, mortgage or hypothecate any assets owned by a Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of a Fund's total assets at the time of the borrowing or investment.

(4) With respect to the Innovation Fund, International Fund and Select Stock Fund, purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

(5) With respect to the Rittenhouse Fund, purchase securities of open-end and closed-end investment companies except in compliance with the Investment Com-pany Act of 1940.

(6) Enter into futures contracts or related options if more than 30% of a Fund's net assets would be represented by futures contracts or more than 5% of a Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(7) With respect to the Rittenhouse Fund, enter into futures contracts or re-lated options if more than 30% of the Fund's net assets would be represented by such instruments or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contacts and related options.

(8) Invest in direct interests in oil, gas or other mineral exploration pro-grams or leases; however, a Fund may invest in the securities of issuers that engage in these activities.

(9) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of a Fund's assets falls be-low 300% of its borrowings, the Fund will reduce its borrowings within 3 busi-ness days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(10) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund's net assets would be invested in illiquid securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectuses for the Funds.

Equity Securities

Under normal market conditions, the Rittenhouse Fund invests primarily in eq-uity securities of blue chip companies ("Equity Securities"). Equity Securities for the Rittenhouse Fund include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other secu-rities with equity characteristics. The Rittenhouse Fund expects to be substan-tially fully invested in Equity Securities under normal market conditions, and will invest at least 65% of its total assets in Equity Securities which do not include warrants or rights to purchase common stock.

Convertible securities must be rated A or higher by Moody's Investors Service ("Moody's"), Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch IBCA, Inc. ("Fitch") when purchased. A general description of ratings may be found in Appendix A.

In addition, the Rittenhouse Fund may invest up to 15% of its net assets in eq-uity securities of foreign issuers, either directly in U.S. market-traded secu-rities of those issuers or indirectly through investments in American Deposi-tary Receipts ("ADRs") or other instruments denominated in U.S. dollars, as de-scribed in "Securities of Foreign Issuers" below.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities

The Innovation Fund and International Fund may invest up to 35% of their total assets and the Select Stock Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of their total assets, in cash equivalents, money market funds and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by Duff & Phelps, Inc. ("D&P"), or determined by the portfolio manager to be of compara-ble quality, and having a maturity of one year or less. For temporary defensive purposes and to keep cash on hand fully invested, the Rittenhouse Fund may in-vest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities. Cash equivalents and short-term fixed income securi-ties must be from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by D&P, and must have a maturity of one year or less. Such securities include, without limitation, the following:
Short-term taxable fixed income securities are defined to include, without lim-itation, the following;

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either is-sued or guaranteed by the U.S. Treasury or by U.S. government agencies or in-strumentalities. U.S. government agency securities include securities issued by
(a) the Federal Housing Administration, Farmers Home Administration, Export-Im-port Bank of the United States, Small Business Administration, and the Govern-ment National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obliga-tions of the agency or instrumentality; and (d) the Student Loan Marketing As-sociation, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agen-cies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and in-strumentalities do not guarantee the market value of their securities, and con-sequently, the value of such securities may fluctuate. In addition, each Fund other than the Rittenhouse Fund, may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay princi-pal and interest in a timely manner may be affected by a number of factors, in-cluding its cash flow situation, the extent of its foreign reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the rela-tive size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

(2) Each Fund may invest in certificates of deposit issued against funds depos-ited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally ne-gotiable. If such certificates of deposit are non-negotiable, they will be con-sidered illiquid securities and be subject to the Fund's 15% restriction on in-vestments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully in-sured.

(3) Each Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "ac-cepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Nuveen Innovation Fund may invest in Eurodollar certificates of depos-it, which are certificates of deposit issued by foreign banks that are denomi-nated in U.S. dollars.

(5) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the securi-ty, it simultaneously agrees to resell and redeliver the security to the sell-er, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and re-flects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agen-cies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repur-chase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the under-lying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(6) Each Fund may invest in bank time deposits, which are monies kept on de-posit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be re-duced.

(7) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corpo-rations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no second-

ary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corpo-ration's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Innovation Fund, International Fund and Select Stock Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality. The Rittenhouse Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality.

Foreign Securities

Indirect Foreign Investment--Depositary Receipts. The Funds may invest in for-eign securities by purchasing depositary receipts, including American Deposi-tary Receipts ("ADRs"), European Depository Receipts ("EDRs"), or Global Depos-itary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. However, the Rittenhouse Fund and Select Stock Fund may only purchase depositary receipts denominated in U.S. dollars. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European and other markets. For purposes of a Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the under-lying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the se-curities of foreign issuers.

Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the un-derlying ordinary shares that trade in the issuer's home market. An ADR, de-scribed above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are de-positary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary receipts may be available through "sponsored" or "unsponsored" fa-cilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications re-ceived from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Direct Foreign Investments. The Innovation Fund and the International Fund may invest directly in the securities of foreign issuers. The Select Stock Fund may invest up to 20% of its assets in equity securities of foreign issuers that are traded in U.S. security markets, ADRs, or other depositary receipts denominated in U.S. dollars. The Rittenhouse Fund may invest up to 15% of its net assets in equity securities of foreign issuers, either directly in equity securities of those issuers traded in U.S. securities markets, indirectly in American Depositary Receipts ("ADRs") or other instruments denominated in U.S. dollars that permit indirect investment in foreign securities. The foreign is-suers in which the Rittenhouse Fund invests are generally large-capitalization companies having characteristics similar to those the Fund seeks in invest-ments in U.S. issuers listed on U.S. exchanges. In considering whether to in-vest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particular company, differences be-tween economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

The Innovation Fund and International Fund may purchase debt obligations is-sued or guaranteed by governments (including states, provinces or municipali-ties) of countries other than the United States, or by their agencies, author-ities, or instrumentalities. Such Funds also may purchase debt obligations is-sued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, the Innova-tion Fund and the International Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denomi-nated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the coun-try) of the issuer).

The investments of the Innovation Fund and International Fund may be allocated among securities denominated in the currencies of a number of foreign coun-tries and, within each such country, among different types of securities. The percentage of assets invested in securities of a particular country or denomi-nated in a particular currency will vary in accordance with the portfolio man-ager's assessment of the country's gross domestic product, purchasing power parity and market capitalization and the relationship of a country's currency to the United States dollar.

Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instru-ments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in a Fund's ability to act upon economic events occurring in for-eign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin require-ments than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

The Innovation Fund and International Fund may invest in Eurodollar convertibles. Eurodollar convertibles are fixed-income securities of a foreign issuer that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for specified equity securities.

Emerging Markets. The Innovation Fund, International Fund and Select Stock Fund may invest in companies located in developing countries. The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market coun-tries restrict, to varying degrees, foreign investment in securities. Repatria-tion of investment income, capital, and the proceeds of sales by foreign in-vestors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are rela-tively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

Additional risks of investing in emerging market countries may include: cur-rency exchange rate fluctuations; greater social, economic and political uncer-tainty and instability (including the risk of war); more substantial governmen-tal involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of mate-rial information about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and sig-nificantly smaller market capitalization of securities markets. Also, any change in the leadership or policies of emerging market countries, or the coun-tries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, emerging securities markets may have different clearance and set-tlement procedures, which may be unable to keep pace with the volume of securi-ties transactions or otherwise make it difficult to engage in such transac-tions. Settlement problems may cause a Fund to miss attractive investment op-portunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible li-ability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities. The Innovation Fund, International Fund and Select Stock Fund may invest a por-tion of their assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of in-vesting in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. In-vestments in Eastern European countries may involve acute risks of nationaliza-tion, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries appropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's in-vestment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with in-vesting in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced de-velopment of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) perva-siveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly avail-able information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsis-tent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or eco-nomic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

A risk of particular note with respect to direct investment in Russian securi-ties is the way in which ownership of shares of companies is normally record-ed. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the reg-ister or, in certain limited circumstances, by formal share certificates. How-ever, there is no central registration system for shareholders and these serv-ices are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest contin-ues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on regis-trars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the secu-rities in the event of loss of share registration.

Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not al-ways been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the regis-trar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's portfolio manager. Fur-ther, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Special Risks Associated with the Introduction of the Euro. The introduction of a single currency, the euro, on January 1, 1999 for participating European na-tions in the European Economic and Monetary Union presents unique uncertainties for European securities in the markets in which they trade and with respect to the operation of the Funds that invest in securities denominated in European currencies and other European securities. The introduction of the euro will re-sult in the redenomination of European debt and equity securities over a period of time. Uncertainties raised by the introduction of the euro include the crea-tion of suitable clearing and settlement payment systems for the new currency, the valuation and legal treatment of outstanding financial contracts after Jan-uary 1, 1999 that refer to existing currencies rather than the euro, and ad-verse accounting or tax consequences that may arise from the transition to the euro. These or other factors could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds.

Currency Risks. To the extent that a Fund invests in securities that are denom-inated in a currency other than U.S. dollars, the Fund will be subject to cur-rency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, a Fund's invest-ment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, a Fund's investments denomi-nated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U. S. dollar and for-eign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interven-tion, speculation, and other economic and political conditions. Although each Fund values its assets daily in U.S. dollars, a Fund may not convert its hold-ings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange deal-ers may realize a profit on the difference between the price at which the Fund buys and sells currencies. A Fund may engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.


Small and Medium Market Capitalizations
The Funds may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established com-panies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their se-curities may be traded in the over-the-counter market or on a regional ex-change, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities hav-ing limited liquidity in order to minimize its exposure to such risks, to min-imize transaction costs, and to maximize the benefits of research. As a conse-quence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect perfor-mance.

The Funds may also invest in stocks of companies with medium market capital-izations. Whether a U.S. issuer's market capitalization is medium is deter-mined by reference to the capitalization for all issuers whose equity securi-ties are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be re-garded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater fi-nancial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Technology Risks
The Innovation Fund is concentrated in the technology sector and the Select Stock Fund may be concentrated in this sector. There are risks associated with investments in this sector, and an investment in a Fund concentrated in this sector should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer-related equipment, com-puter networks, communications systems, telecommunications products, elec-tronic products and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cy-clical market patterns, evolving industry standards and frequent new product introductions. The success of certain issuers of the equity securities in-cluded in a Fund concentrated in the technology sector depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the equity securities included in a Fund concentrated in the technology sector will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on the trading history of common stocks, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technol-ogy common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market vol-atility may adversely affect the market price of the equity securities held in a Fund concentrated in the technology sector.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the fu-ture suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the per-formance of the personal computer, electronics and telecommunications indus-tries. There can be no assurance that these customers will place additional or-ders, or that an issuer of equity securities held by a Fund concentrated in the technology sector will obtain orders of a similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of equity securities held in a Fund concentrated in the technology sector.

Many technology companies rely on a combination of patents, copyrights, trade-marks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the equity securities held by a Fund concentrated in the technology sector to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not inde-pendently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to ad-dress issues such as privacy, pricing, characteristics, and quality of Internet products and services.

Hedging Strategies

General Description of Hedging Strategies

Each Fund may engage in hedging activities. The portfolio manager may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings. The Rittenhouse Fund may also use for-ward contracts to hedge holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative in-struments to manage the risks of its assets. Risk management strategies in-clude, but are not limited to, facilitating the sale of Fund securities, estab-lishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as foreign securities. The use of derivative instruments may pro-vide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securi-ties and Exchange Commission (the "SEC"), the several options and futures ex-changes upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's net assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is out-standing, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securi-ties in order to satisfy its obligation under the option to deliver such secu-rities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

Federal Income Tax Treatment of Options
Certain option transactions have special federal income tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a Fund writes options, or purchases puts that are subject to the loss defer-ral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not ex-ceed the unrecognized gains on the securities covering the options, may be sub-ject to deferral until the securities covering the options have been sold.

In the case of transactions involving "nonequity options," as defined in Code
Section 1256, a Fund will treat any gain or loss arising from the lapse, clos-ing out or exercise of such positions as 60% long-term and 40% short-term capi-tal gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or in-dexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the ef-fective return on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. A Fund will not enter into Futures Con-tracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and under-lying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instru-ment (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was orig-inally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a par-ticular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custo-dian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be sig-nificantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on mar-gins that may range upward from less than 5% of the value of the Futures Con-tract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as mar-gin, a subsequent 10% decrease in the value of the Futures Contract would re-sult in a total loss of the margin deposit, before any deduction for the trans-action costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. How-ever, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and sub-jecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expira-tion, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on se-curities or indexes. The purchase of put options on Futures Contracts is analo-gous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract consti-tutes a partial hedge against declining prices of the securities which are de-liverable upon exercise of the Futures Contract. If the futures price at expi-ration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will in-cur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, a Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying ob-ligation. Such segregated assets will be marked-to-market daily, and addi-tional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on the portfolio manager's ability to correctly predict the movement in prices of Futures Con-tracts and the underlying instruments, which may prove to be incorrect. In ad-dition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional informa-tion, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship be-tween the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "pro-gram trading," and other investment strategies might result in temporary price distortions.

Stock Index Options
Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index op-tions are put options and call options on various stock indexes. In most re-spects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the clos-ing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the op-tion expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock in-cluded in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite In-dex or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

Each Fund's use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effec-tively hedge all or a portion of the securities in its portfolio, in anticipa-tion of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the cor-relation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a re-sult of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, each Fund is required to recognize as income, for each taxable year, its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such secu-rities and, consequently, the nature of the gain or loss on such securities upon disposition.

Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

 Risks and Special Considerations Concerning Derivatives

  The use of derivative instruments involves certain general risks and consid-erations as described below. The specific risks pertaining to certain types of derivative instruments are described in the sections that follow.

  (1) Market Risk. Market risk is the risk that the value of the underlying as-sets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of lever-age and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of deriv-ative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and com-modities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any partic-ular strategy adopted will succeed. A decision to engage in a derivative trans-action will reflect the portfolio manager's judgment that the derivative trans-action will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

  (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clear-ing agency, which is the issuer or counterparty to each exchange-traded instru-ment, provides a guarantee of performance. For privately-negotiated instru-ments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could re-sult in a loss of the expected benefit of the derivative transactions and pos-sibly other losses to the Fund. A Fund will enter into transactions in deriva-tive instruments only with counterparties that their respective portfolio man-ager reasonably believes are capable of performing under the contract.

  (3) Correlation Risk. Correlation risk is the risk that there might be an im-perfect correlation, or even no correlation, between price movements of a de-rivative instrument and price movements of investments being hedged. When a de-rivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the com-bined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged invest-ments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as specu-lative or other pressures on the markets in which these instruments are trad-ed. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

  (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its funda-mental value. Generally, exchange contracts are very liquid because the ex-change clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instru-ments other than purchase options). If a Fund is unable to close out its posi-tions in such instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvanta-geous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid second-ary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

  (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceabil-ity of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. De-spite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

  (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus cre-ating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Hedging Instruments

Foreign Currency Transactions. The Innovation Fund and International Fund may engage in foreign currency forward contracts, options, and futures transac-tions. A Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the
Philadelphia Stock Exchange. If a Fund in     -
vests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, a Fund may also be required to make a variation margin de-posit because the value of futures contracts fluctuates from purchase to matu-rity. In addition, a Fund may segregate assets to cover its futures contracts obligations.

Forward Foreign Currency Exchange Contracts. The Innovation Fund and Interna-tional Fund may enter into forward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The Fund manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best inter-est to do so. A Fund will not speculate in foreign currency exchange.

A Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denomi-nated in a currency or currencies that the Fund manager believes will tend to be closely correlated with that currency with regard to price movements. Gener-ally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exer-cise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although pur-chasing a foreign currency option can protect a Fund against an adverse move-ment in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund held securities denomi-nated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that pur-chase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated be-tween the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign cur-rency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is sub-ject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed suffi-ciently to ensure that the risks in connection with such options are not
greater than the risks in connection with the underlying curren     -
cy, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency rela-tive to the U. S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no re-lationship to the investment merits of a foreign security. Because foreign cur-rency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the under-lying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign curren-cies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quota-tion information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the ex-tent that the U. S. options markets are closed while the markets for the under-lying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures con-tracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency ex-change contracts. A Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of for-ward foreign currency exchange contracts.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as de-scribed above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying for-eign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures con-tracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Other Investment Policies and Techniques

Delayed-Delivery Transactions

Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and pay-ment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the pur-chase and settlement, no payment is made by a Fund to the issuer and no inter-est is accrued on debt securities or dividend income is earned on equity secu-rities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of a Fund's other assets. While secu-rities purchased in delayed-delivery transactions may be sold prior to the set-tlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

Each Fund will maintain in a segregated account cash, U.S. government securi-ties, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if nec-essary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account de-scribed above, sale of other securities, or, although it would not normally ex-pect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obliga-tion).

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities in-clude, but are not limited to, restricted securities (securities the disposi-tion of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repur-chase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the ap-plicable adviser of a Fund the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity crite-ria are used, the Board of Trustees has directed the applicable adviser of a Fund to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and de-mand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration state-ment. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it de-cided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appre-ciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advis-able, if any, to protect liquidity.

Short Sales Against the Box

When the applicable portfolio manager believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. Each Fund will limit its transactions in short sales against the box to 5% of its net assets. In addition, each Fund (other than the Rittenhouse Fund) will limit its transactions such that the value of the secu-rities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants

Each Fund (other than the Rittenhouse Fund) may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. For each Fund (other than the Rittenhouse Fund), of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. The Rit-tenhouse Fund does not intend to invest more than 5% of its net assets in war-rants. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity se-curities at a specific price for a specific period of time. They do not repre-sent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Lending of Portfolio Securities
Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail fi-nancially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Funds under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is six, one of whom is an "interested person" (as the term "interested persons" is defined in the Investment Company Act of 1940) and five of whom are "disinterested person." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

-------------------------------------------------------------------------------------
                            Date of       Position and         Principal Occupations
      Name and Address       Birth     Offices with Trust     During Past Five Years
-------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*    3/28/49 Chairman, President and Chairman (since July
 333 West Wacker Drive               Trustee                 1996) and Director,
 Chicago, IL 60606                                           formerly Executive Vice
                                                             President, of The John
                                                             Nuveen Company (from
                                                             March 1992 to July 1996)
                                                             and of Nuveen
                                                             Investments; Director
                                                             and Chairman (since July
                                                             1996), formerly
                                                             Executive Vice President
                                                             (from May 1994 to July
                                                             1996) of Nuveen
                                                             Institutional Advisory
                                                             Corp and Nuveen Advisory
                                                             Corp.; Chairman and
                                                             Director (since January
                                                             1997) of Nuveen Asset
                                                             Management, Inc.;
                                                             Director (since 1996) of
                                                             Institutional Capital
                                                             Corporation; Chairman
                                                             and Director of
                                                             Rittenhouse Financial
                                                             Services Inc. (since
                                                             1999); Chief Executive
                                                             Officer (since September
                                                             1999) of Nuveen Senior
                                                             Loan Asset Management
                                                             Inc.

-------------------------------------------------------------------------------------
 James E. Bacon              2/27/31 Trustee                 Business consultant;
 114 W. 47th St.                                             retired. Formerly,
 New York, NY 10036                                          Director Lone Star
                                                             Industries, Inc. (1992-
                                                             1999).

-------------------------------------------------------------------------------------
 Jack B. Evans              10/22/48 Trustee                 President, The Hall-
 115 Third Street, S.E.                                      Perrine Foundation, a
 Cedar Rapids, IA 52401                                      private philanthropic
                                                             corporation (since
                                                             1996); formerly,
                                                             President and Chief
                                                             Operating Officer, SCI
                                                             Financial Group, Inc.,
                                                             (a regional financial
                                                             services firm).

-------------------------------------------------------------------------------------

 William L. Kissick          7/29/32 Trustee                 Professor, School of
 University of Pennsylvania                                  Medicine and the Wharton
 3615 Chestnut Street                                        School of Management and
 Philadelphia, PA 19104                                      former Chairman, Leonard
                                                             Davis Institute of
                                                             Health Economics,
                                                             University of
                                                             Pennsylvania.

-------------------------------------------------------------------------------------

 Thomas E. Leafstrand       11/11/31 Trustee                 Retired, previously,
 412 W. Franklin                                             Vice President in charge
 Wheaton, IL 60187                                           of Municipal
                                                             Underwriting and Dealer
                                                             Sales at The Northern
                                                             Trust Company.

-------------------------------------------------------------------------------------

 Sheila W. Wellington        2/24/32 Trustee                 President (since 1993)
 250 Park Avenue                                             of Catalyst (a not-for-
 New York, NY 10003                                          profit organization
                                                             focusing on women's
                                                             leadership development
                                                             in business and the
                                                             professions).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Date of       Position and         Principal Occupations
   Name and Address     Birth     Offices with Trust     During Past Five Years
--------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Senior Vice President   Senior Vice President
 333 West Wacker Drive          and Assistant Secretary (since May 1999,
 Chicago, IL 60606                                      formerly Vice President)
                                                        and General Counsel
                                                        (since September 1997)
                                                        and Secretary (since May
                                                        1998) of The John Nuveen
                                                        Company and Nuveen
                                                        Investments; Vice
                                                        President (since
                                                        September 1997) and
                                                        Secretary (since May
                                                        1998) of Nuveen Advisory
                                                        Corp. and Nuveen
                                                        Institutional Advisory
                                                        Corp.; Senior Vice
                                                        President and Secretary
                                                        (since September 1999)
                                                        of Nuveen Senior Loan
                                                        Asset Management Inc.;
                                                        prior thereto, Partner
                                                        in the law firm of
                                                        Kirkland & Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President          Vice President of Nuveen
 333 West Wacker Drive          and Treasurer           Investments (January
 Chicago, IL 60606                                      1999); prior thereto,
                                                        Assistant Vice President
                                                        (January 1997);
                                                        formerly, Associate of
                                                        Nuveen Investments; Vice
                                                        President and Treasurer
                                                        (since September 1999)
                                                        of Nuveen Senior Loan
                                                        Asset Management Inc.
                                                        Chartered, Financial
                                                        Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern      6/26/57 Vice President          Vice President of Nuveen
 333 West Wacker Drive                                  Advisory Corp. (since
 Chicago, IL 60606                                      January 1997); prior
                                                        thereto, Vice President
                                                        and Portfolio Manager
                                                        (since September 1991)
                                                        of Flagship Financial.

--------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President          Vice President of Nuveen
 333 West Wacker Drive                                  Investments; Vice
 Chicago, IL 60606                                      President (since January
                                                        1998) of Nuveen Advisory
                                                        Corp. and Nuveen
                                                        Institutional Advisory
                                                        Corp.

--------------------------------------------------------------------------------
 William M. Fitzgerald   3/2/64 Vice President          Vice President of Nuveen
 333 West Wacker Drive                                  Advisory Corp. (since
 Chicago, IL 60606                                      December 1995);
                                                        Assistant Vice President
                                                        of Nuveen Advisory Corp.
                                                        (from September 1992 to
                                                        December 1995), prior
                                                        thereto Assistant
                                                        Portfolio Manager of
                                                        Nuveen Advisory Corp.
--------------------------------------------------------------------------------
 Stephen D. Foy         5/31/54 Vice President and      Vice President of Nuveen
 333 West Wacker Drive          Controller              Investments; Vice
 Chicago, IL 60606                                      President (since
                                                        September 1999) of
                                                        Nuveen Senior Loan Asset
                                                        Management Inc.;
                                                        Certified Public
                                                        Accountant.

--------------------------------------------------------------------------------
 J. Thomas Futrell       7/5/55 Vice President          Vice President of Nuveen
 333 West Wacker Drive                                  Advisory Corp.;
 Chicago, IL 60606                                      Chartered Financial
                                                        Analyst.
--------------------------------------------------------------------------------
 Richard A. Huber       3/26/63 Vice President          Vice President of Nuveen
 333 West Wacker Drive                                  Institutional Advisory
 Chicago IL 60606                                       Corp. (since March 1998)
                                                        and Nuveen Advisory
                                                        Corp. (since January
                                                        1997); prior thereto,
                                                        Vice President and
                                                        Portfolio Manager of
                                                        Flagship Financial.

--------------------------------------------------------------------------------
 Steven J. Krupa        8/21/57 Vice President          Vice President of Nuveen
 333 West Wacker Drive                                  Advisory Corp.
 Chicago IL 60606

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                         Date of    Position and        Principal Occupations
    Name and Address      Birth  Offices with Trust    During Past Five Years
-------------------------------------------------------------------------------
 David J. Lamb           3/22/63 Vice President      Vice President (since
 333 West Wacker Drive                               March 2000), previously
 Chicago, IL 60606                                   Assistant Vice President
                                                     (since January 1999),
                                                     prior thereto, Associate
                                                     of Nuveen Investments;
                                                     Certified Public
                                                     Accountant.

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of Nuveen
                                                     Investments; Vice
                                                     President (since May 1993)
                                                     and Assistant Secretary of
                                                     Nuveen Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen Asset
                                                     Management, Inc.;
                                                     Assistant Secretary of The
                                                     John Nuveen Company; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management Inc.
-------------------------------------------------------------------------------
 Edward F. Neild, IV      7/7/65 Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997 of Nuveen
 Chicago IL 60606                                    Advisory Corp.),
                                                     previously Assistant Vice
                                                     President (since September
                                                     1996 of Nuveen Advisory
                                                     Corp.), Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.

-------------------------------------------------------------------------------

 Gifford R. Zimmerman     9/9/56 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel,
                                                     previously Assistant
                                                     General Counsel of Nuveen
                                                     Investments; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Assistant Secretary
                                                     (since May 1994) of The
                                                     John Nuveen Company; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management
                                                     Inc.; Chartered Financial
                                                     Analyst.

--------------------------------------------------------------------------------

William L. Kissick and Timothy R. Schwertfeger serve as members of the Execu-tive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust are trustees of fourteen open-end and closed-end funds advised by NIAC and two funds advised by Nuveen Senior Loan Asset Manage-ment Inc. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates.

Mr. Schwertfeger is a director or trustee, as the case may be, of 91 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

The following table sets forth compensation paid by the Trust to each of the trustees who are not designated as "interested persons" during the Trust's fis-cal year ended July 31, 2000, the total compensation that the Nuveen Funds paid to such trustees during fiscal year ended July 31, 2000 and the amount esti-mated to be paid by the Select Stock Fund for the fiscal year ending July 31, 2001. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                              Total
                                              Deferred    Compensation
                                Aggregate   Compensation   from Trust       Estimated
                               Compensation Payable from    and Fund      Compensation
                                 from the       the      Complex Paid to from the Select
      Name of Trustee           Trust (1)    Trust (2)    Trustees (3)   Stock Fund (4)
      ---------------          ------------ ------------ --------------- ---------------
      James E. Bacon..........    $5,842       $4,154        $45,500         $1,152
      Jack B. Evans...........    $5,768       $4,177        $45,500          1,152
      William L. Kissick......    $6,264       $3,728        $45,500          1,152
      Thomas E. Leafstrand....    $5,547       $4,105        $47,100          1,189
      Sheila W. Wellington....    $1,474       $8,353        $45,500          1,152

--------

(1) The compensation paid to the independent trustees for the fiscal year ended July 31, 2000 for services to the Trust.

(2) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

(3) Based on the compensation paid to the independent trustees for the fiscal year ended July 31, 2000 for services to the fourteen open-end and closed-end funds advised by NIAC.

(4) The compensation estimated to be paid to the independent trustees for the fiscal year ended July 31, 2001 for services to the Select Stock Fund.

Each trustee who is not affiliated with NIAC receives a $35,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as in-vestment adviser or manager and a $1,000 fee per day plus expenses for atten-dance at all meetings held on a day on which a regularly scheduled Board meet-ing is held, a $500 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held and a $100 fee per day plus ex-penses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends, and a $200 fee per day plus ex-penses for attendance in person or by telephone at a meeting of the Dividend Committee. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NIAC or Nuveen.

The John Nuveen Company ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic ac-tivities of their community. These programs include a matching contributions program and a direct contributions program.

The independent trustees of the funds managed by the NIAC are eligible to par-ticipate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC.

The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Commit-tee.

As of November 7, 2000, the officers and trustees of the Funds, in the aggre-gate, own less than 1% of the shares of the Fund.

As of November 7, 2000, NIAC owns 100% of the outstanding shares of the Select Stock Fund. Accordingly, NIAC has the ability to significantly influence the outcome of any item voted on by shareholders of the Fund. NIAC will be deemed to control the Select Stock Fund so long as it owns more than 25% of the Fund's voting securities.

The following table sets forth the percentage ownership of each person, who, as of November 7, 2000, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
Nuveen Innovation Fund
 Class R Shares................ American Express Trust Co.              32.70%
                                Amer Exp. Trust Ret. Ser. Pl.
                                c/o Pat Brown
                                50534 AXP Financial Center
                                Minneapolis, MN 55474
                                Donald A. Chiboncas                     12.64%
                                51 Milbank Rd
                                Fairfield, CT 06430
 Class A Shares................ Merrill Lynch, Pierce, Fenner & Smith   28.18%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class B Shares................ Merrill Lynch, Pierce, Fenner & Smith   20.02%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class C Shares................ Merrill Lynch, Pierce, Fenner & Smith   21.14%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
Nuveen International Growth
 Fund                           The John Nuveen Company                 76.67%
 Class R Shares...............  333 W. Wacker Dr.
                                Chicago, Illinois 60606
 Class A Shares...............  Merrill Lynch, Pierce, Fenner & Smith   51.80%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484
 Class B Shares...............  Merrill Lynch, Pierce, Fenner & Smith   42.26%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484
 Class C Shares...............  Merrill Lynch, Pierce, Fenner & Smith   72.55%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484
Nuveen Rittenhouse Growth Fund
 Class R Shares...............  George W. Connell                       61.21%
                                121 Cheswold Ln
                                Havenford, PA 19041-1801
                                American Express Trust Co                8.93%
                                Amer Exp Trust Ret Ser Pl
                                U/A 07/01/89
                                c/o Nancy Jendro
                                PO Box 534
                                Minneapolis, MN 55440-0534
 Class A Shares...............  Merrill Lynch, Pierce, Fenner & Smith   32.22%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class B Shares...............  Merrill Lynch, Pierce, Fenner & Smith   48.07%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class C Shares...............  Merrill Lynch, Pierce, Fenner & Smith   52.17%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484

                      FUND MANAGER AND SUB-ADVISERS

Fund Manager

Nuveen Institutional Advisory Corp. ("NIAC") acts as the manager of each Fund, with responsibility for the overall management of each Fund. NIAC is a Dela-ware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Innovation Fund and International Fund, NIAC has entered into a Sub-Advisory Agreement with Columbus Circle Investors ("CCI") under which CCI, subject to NIAC's supervision, manages the Funds' investment portfolio. For the Rittenhouse Fund, NIAC has entered into a Sub-Advisory Agreement with Rit-tenhouse Financial Services, Inc. ("Rittenhouse") under which Rittenhouse, subject to NIAC's supervision, manages the Rittenhouse Fund's investment port-folio. NIAC is also responsible for managing each Fund's business affairs and providing day-to-day administrative services to each Fund. For additional in-formation regarding the management services performed by NIAC, CCI and Ritten-house, see "Who Manages the Fund(s)" in the applicable Prospectus.

NIAC is a wholly-owned subsidiary of Nuveen Investments ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of each Fund's shares. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and defined portfolios. Founded in 1898, Nuveen is a subsidiary of JNC which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through sub-sidiaries.

For the fund management services and facilities furnished by NIAC, each Fund has agreed to pay an annual management fee at rates set forth in the applica-ble Prospectus under "Who Manages the Fund(s)." In addition, NIAC may agree to waive all or a portion of its management fee or reimburse certain expenses of each Fund as specified in the Prospectus. In addition to the management fee, each Fund also pays its portion of the Nuveen Investment Trust II's general administrative expenses allocated in proportion to its net assets. All fees and expenses are accrued daily and deducted before payment of dividends to in-vestors. The following table sets forth the management fees (net of expenses reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NIAC for the three most recent fiscal years.

                         Amount of Management Fees (Net of   Amount of Fees Waived and
                         Expense Reimbursements by NIAC)     Expenses Reimbursed by NIAC
                         ----------------------------------  -----------------------------
                         12/31/97                            12/31/97
                         (inception)- 8/1/98-    8/1/99-     (inception)- 8/1/98- 8/1/99-
                         7/31/98      7/31/99    7/31/00     7/31/98      7/31/99 7/31/00
                         ------------ ---------- ----------  ------------ ------- --------
Nuveen Innovation Fund..        N/A          N/A $  377,125*       N/A        N/A $ 57,200*
Nuveen International
 Growth Fund............        N/A          N/A $   12,831*       N/A        N/A $157,005*
Nuveen Rittenhouse
 Growth Fund............   $515,670   $3,090,596 $4,817,323    $48,782    $10,536 $149,870

--------

*For the period from December 20, 1999 (inception) through the fiscal year ended July 31, 2000.

The Funds, the other Nuveen funds, NIAC, the sub-advisers and other related entities have adopted codes of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from en-gaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed be-fore the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Advisers

CCI was founded in 1975 and is located at Metro Center, One Station Place, Stamford, CT 06902. Under the Sub-Advisory Agreement for the Innovation Fund and International Fund, CCI is compensated by NIAC for its investment advisory services with respect to the Innovation Fund and International Fund. Under a Sub-Advisory Agreement with NIAC, CCI manages the investment portfolio of the Innovation Fund and International Fund. CCI is an investment management firm organized as a general partnership. CCI has two partners: CCIP LLC and Columbus Circle Investor Management Inc. The predecessors of CCI, including the Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), commenced op-erations in 1975. CCI is registered as an investment advisor with the Securi-ties and Exchange Commission.

At the center of CCI's equity investment strategy is its theory of Positive Mo-mentum and Positive Surprise. This theory asserts that a good company doing better than generally expected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, CCI attempts to manage the Funds with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.

Investment decisions made by CCI are generally made by one or more committees, although Anthony Rizza and Clifford G. Fox have primary responsibility for the day-to-day management of the Innovation Fund and International Fund, respec-tively. Mr. Rizza was the portfolio manager for the Pimco Innovation Fund from 1994 to 1999. The Pimco Innovation Fund was named Mutual Fund Magazine's 1998 Fund of the Year.

Out of the fund management fee, NIAC pays CCI a portfolio management fee based on the daily net assets of the applicable Fund for which it serves as the port-folio manager, according to the following base schedule:

                                                        Innovation International
      Daily Net Assets                                  Fund       Fund
      ----------------                                  ---------- -------------
      For the first $1 billion.........................   0.37%        0.30%
      For assets over $1 billion.......................   0.30%        0.25%

CCI provides continuous advice and recommendations concerning the Funds' in-vestments, and is responsible for selecting the broker/dealers who execute the portfolio transactions. CCI also serves as investment advisor to pension and profit-sharing plans, and other institutional and private investors. As of No-vember 28, 2000, CCI had approximately $6.3 billion under management.

Rittenhouse is an institutional investment management firm based in Radnor, Pennsylvania with over 20 years of experience and approximately $18 billion in assets under management as of November 28, 2000. Rittenhouse is a wholly owned subsidiary of The John Nuveen Company. Under the Sub-Advisory Agreement, Rit-tenhouse is compensated by NIAC for its investment advisory services to the Rittenhouse Fund.

Out of the fund management fee, NIAC pays Rittenhouse a portfolio management fee based on the daily net assets of the Rittenhouse Fund at an annual rate as set forth below:

                                                                     Rittenhouse
      Daily Net Assets                                               Fund
      ----------------                                               -----------
      For the first $500 million....................................    0.35%
      For assets over $500 million..................................    0.30%

Rittenhouse provides continuous advice and recommendations concerning the Rit-tenhouse Fund's investments, and is responsible for selecting the broker-deal-ers who execute the portfolio transactions. In executing such transactions, Rittenhouse seeks to obtain the best net result for the Rittenhouse Fund. Rit-tenhouse also serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors.

                                    Amount Paid by NIAC to Sub-Advisor
                                    -------------------------------------------
                                    12/31/97 (inception)- 8/1/98-    8/1/99-
                                    7/31/98               7/31/99    7/31/00
                                    --------------------- ---------- ----------
Nuveen Innovation Fund.............            N/A               N/A $  163,520*
Nuveen International Growth Fund...            N/A               N/A $   50,393*
Nuveen Rittenhouse Growth Fund.....       $233,038        $1,298,035 $2,044,634

--------

* For the period December 20, 1999 (inception) through the fiscal year ended July 31, 2000.

Select Stock Fund Portfolio Manager

NIAC has selected Eugene E. Peroni, Jr. to serve as the portfolio manager of the Select Stock Fund. Mr. Peroni is responsible for the day-to-day management of the Fund's portfolio. Mr. Peroni joined Nuveen in 1999 and is currently Vice President, Director of Equity Research. Mr. Peroni is widely recognized as one of Wall Street's most respected investment strategists whose insights and rec-ommendations are frequently sought by the Wall Street Journal, CNBC, Bloomberg TV and Nightly Business Report. Over a quarter century of ongoing research and analysis has shown Mr. Peroni that investors' trading behavior may help reveal emerging investment themes that can power the future growth potential of indi-vidual stocks, industry sectors and the overall market.

                             PORTFOLIO TRANSACTIONS

CCI is responsible for decisions to buy and sell securities for the Innovation Fund and International Fund, Rittenhouse is responsible for such decisions for The Rittenhouse Fund and NIAC is responsible for such decisions for the Select Stock Fund. CCI, Rittenhouse and NIAC are also responsible for the applicable Fund, for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of CCI, Rittenhouse and NIAC to seek the best execu-tion at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of bro-kerage and research services provided to the respective advisor and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may in-clude underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating com-missions, CCI, Rittenhouse and NIAC consider the firm's reliability, the qual-ity of its execution services on a continuing basis and its financial condi-tion. Brokerage will not be allocated based on the sale of a Fund's shares.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sell-ers of securities; (b) furnishing analyses and reports concerning issuers, in-dustries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and per-forming functions incidental thereto (such as clearance, settlement, and cus-tody).

In light of the above, in selecting brokers, CCI, Rittenhouse and NIAC con-sider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capa-bility, performance, and financial responsibility. Accordingly, the commis-sions charged by any such broker may be greater than the amount another firm might charge if CCI, Rittenhouse or NIAC determine in good faith that the amount of such commissions is reasonable in relation to the value of the re-search information and brokerage services provided by such broker to CCI, Rit-tenhouse or NIAC or a Fund. CCI, Rittenhouse and NIAC believe that the re-search information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement, if applicable, provide that such higher commissions will not be paid by a Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to CCI or Rit-tenhouse under the Sub-Advisory Agreements are not reduced as a result of re-ceipt by either NIAC, Rittenhouse or CCI of research services.

CCI, Rittenhouse and NIAC place portfolio transactions for other advisory ac-counts managed by them. Research services furnished by firms through which each Fund effects its securities transactions may be used by CCI, Rittenhouse and NIAC in servicing all of its accounts; not all of such services may be used by CCI, Rittenhouse or NIAC in connection with a Fund. CCI, Rittenhouse and NIAC believe it is not possible to measure separately the benefits from research services to each of the accounts (including each Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, CCI, Rittenhouse and NIAC believe such costs to each Fund will not be disproportionate to the benefits received by a Fund on a continuing basis. CCI, Rittenhouse and NIAC seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by CCI, Rittenhouse and NIAC are the respective in-vestment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years.

                                        Aggregate Amount of
                                        Brokerage Commissions
                                        ---------------------------------------
                                        12/31/97 (inception)- 8/1/98-  8/1/99-
                                        7/31/98               7/31/99  7/31/00
                                        --------------------- -------- --------
Nuveen Innovation Fund.................            N/A             N/A $ 56,928*
Nuveen International Growth Fund.......            N/A             N/A $189,463*
Nuveen Rittenhouse Growth Fund.........       $170,160        $347,720 $287,252

--------

*For the period December 20, 1999 (inception) through the fiscal year ended
  July 31, 2000.

The differences between brokerage commissions paid by the Rittenhouse Fund in the 1998 fiscal year, and the 1999 and 2000 fiscal years, was due, in part, to an increase in portfolio activity, and that the Fund did not operate for a full year during its first fiscal year. During the fiscal year ended July 31, 2000, the Innovation Fund, International Fund, and Rittenhouse Fund paid to brokers as commissions in return for research services $15,746, $0, and $259,570, re-spectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were, $18,781,320, $0, and $269,808,699, respective-ly.

Under the Investment Company Act of 1940, a Fund may not purchase portfolio se-curities from any underwriting syndicate of which Nuveen is a member except un-der certain limited conditions set forth in Rule 10f-3. The Rule sets forth re-quirements relating to, among other things, the terms of a security purchased by a Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trust-ees who are not interested persons of the Trust.

                                NET ASSET VALUE

Each Fund's net asset value per share is determined separately for each class of a Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, La-bor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or divi-dends accrued but not yet collected, less all liabilities attributable to that class (including the class's pro rata portion of the Fund's liabilities), and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securi-ties and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Fixed income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securi-ties for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from secu-rities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valu-ations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its ac-quisition cost, and thereafter amortization of any discount or premium is as-sumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, re-stricted securities (securities which may not be publicly sold without regis-tration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspend-ed; debt securities that have gone into default and for which there is no cur-rent market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reason-ably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valua-tions are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calcu-lated is significantly different from the previous day's calculated value.

If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment com-pany. In order to qualify as a regulated investment company, each Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders.

First, each Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securi-ties loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from op-tions, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, each Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated in-vestment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, each Fund will not be subject to federal in-come tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capi-tal gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addi-tion, to the extent a Fund timely distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment com-panies." Each Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax. A Fund may retain for investment its net capital gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of such in-cludible gains and the tax deemed paid by such shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capi-tal gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been in-curred in the succeeding year.

If a Fund engages in hedging transactions involving financial futures and op-tions, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be care-fully considered. Any dividend or distribution declared shortly after a pur-chase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or dis-tribution and will be subject to federal income tax to the extent it is a dis-tribution of ordinary income or capital gain.

In any taxable year of a Fund, distributions from the Fund, other than distri-butions which are designated as capital gains dividends, will to the extent of the earnings and profits on the Fund, constitute dividends for Federal income tax purposes which are taxable as ordinary income to shareholders. To the ex-tent that distributions to a shareholder in any year exceed a Fund's current and accumulated earnings and profits, they will be treated as a return of capi-tal and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of a Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, re-turn of capital or exempt-interest dividends) even if reinvested in additional shares of a Fund.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

The redemption or exchange of the shares of a Fund normally will result in cap-ital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. The Internal Revenue Service Re-structuring and Reform Act of 1998 (the "1998 Tax Act") provides that for tax-payers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) real-ized from property (with certain exclusions) is generally subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). However, capital gain realized from assets held more than one year that is considered unrecaptured Section 1250 gain is taxed at a maxi-mum marginal stated tax rate of 25%. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a sale of shares held for less than six months results in loss, the loss will be treated as a long-term capital loss to the extent of any capital gain distribu-tion made with respect to such shares during the period those shares are held by the shareholder.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "con-version transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax ad-visers regarding the potential effect of this provision on their investment in shares of a Fund.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by a Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of a Fund are held by fewer than 500 persons, additional taxable income may be realized by the indi-vidual (and other non-corporate) shareholders in excess of the distributions received from the Fund.

All or a portion of a sales load paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the rein-vestment or exchange privilege. Any disregarded portion of such load will re-sult in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are dis-allowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capi-tal gains made with respect to such shares. In addition, no loss will be al-lowed on the redemption or exchange of shares of a Fund if the shareholder pur-chases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

If in any year a Fund should fail to qualify under Subchapter M for tax treat-ment as a regulated investment company, the Fund would incur a regular corpo-rate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

Each Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifica-tions, or who are otherwise subject to backup withholding.

A shareholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from a Fund which constitute dividends for Federal income tax purposes (other than dividends which a Fund designates as capital gain divi-dends) will be subject to

United States income taxes, including withholding taxes. However, distributions received by a foreign investor from a Fund that are designated by a Fund as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met:
(i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign invest-ors may contact the Fund to obtain a Form W-8-BEN which must be filed with such Fund and refiled every three calendar years thereafter). Foreign investors should consult their tax advisors with respect to United States tax conse-quences of ownership of Shares. Units in a Fund and Fund distribution may also be subject to state and local taxation and Shareholders should consult their tax advisors in this regard.

Generally, Fund dividends are not entitled to a 70% dividends received deduc-tion for corporations. However, a corporate shareholder (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduc-tion because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax) may be entitled to a 70% dividends-received deduction with re-spect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by a Fund on certain Equity Securities. A Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a corporate shareholder should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Shares of a Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Sec-tion 246(c) of the Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding re-quirement is met. Moreover, the allowable percentage of the deduction will gen-erally be reduced from 70% if a corporate shareholder owns Shares of a Fund the financing of which is directly attributable to indebtedness incurred by such corporation. To the extent dividends received by a Fund are attributable to foreign corporations, a corporate shareholder will not be entitled to the divi-dends received deduction with respect to its share of such foreign dividends since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. It should be noted that payments to a Fund of dividends on equity Securities that are attributable to foreign cor-porations may be subject to foreign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limitations on, and possible modifications to, the dividends received deduction.

A Fund may elect to pass through to the shareholders the foreign income and similar taxes paid by the Fund in order to enable such shareholders to take a credit (or deduction) for foreign income taxes paid by a Fund. If such an elec-tion is made, shareholders of a Fund, because they are deemed to own a pro rata portion of the foreign securities held by the Fund, must include in their gross income, for federal income tax purposes, both their portion of dividends re-ceived by such Fund and also their portion of the amount which the Fund deems to be the shareholders' portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Fund from its for-eign investments. Shareholders may then subtract from their federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deduc-tions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduc-tion is subject to certain limitations. The 1997 Act imposes a required holding period for such credits. Shareholders should consult their tax advisers regard-ing this election and its consequences to them.

Foreign currency gains and losses realized by a Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign curren-cies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a Fund sold a for-eign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased; if such transactions result in lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

Each Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Internal Revenue Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of a Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must meet certain other requirements.

If a Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, each Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in his gross income, and treat as paid by him, his proportionate share of the foreign taxes paid by the Fund.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through a Fund, the Board of Trustees of each Fund will promptly review the policies of the Fund to determine whether significant changes in its invest-ments are appropriate.

General

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of a Fund and its shareholders and relates only to the federal income tax status of a Fund and to the tax treatment of distributions by a Fund to United States shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of a Fund and the in-come tax consequences to its shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

                            PERFORMANCE INFORMATION

Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net invest-ment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:



                            Yield=2[(a-b +1)/6/ -1]
                                      cd


In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

In computing yield, each Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

                                                  Yield (as of 7/31/00)
                                             ----------------------------------
                                             Class A  Class B  Class C  Class R
                                             -------  -------  -------  -------
Nuveen Innovation Fund......................  -2.23%   -3.15%   -3.15%   -2.10%
Nuveen International Growth Fund............  -1.50%   -2.35%   -2.35%   -1.33%
Nuveen Rittenhouse Fund.....................  -1.06%   -1.85%   -1.85%    -.90%

Each Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The dis-tribution rate differs from yield and total return and therefore is not in-tended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Each Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e., the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

  The formula for beta is given by:

    Beta = S A * B / C

  where


    A = (Xi - X), i=1,..., N
    B = (Yi - Y), i=1,..., N
    C = S (Xi - X)/2/, i=1,..., N
    Xi = Security Return in period i
    Yi = Market Return in period i
    X = Average of all observations Xi
    Y = Average of all observations Yi
    N = Number of observations in the measurement period

The betas for the Innovation Fund, International Fund and the Rittenhouse Fund on July 31, 2000 were 1.21, 1.29 and 0.92, respectively. The beta equals the weighted average of the betas for each stock in a Fund's investment portfolio. The beta for each stock in each Fund's portfolio was calculated based on weekly returns for the periods ended July 31, 2000 and using the S&P 500 Index as the market benchmark.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in each Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Funds and are not necessarily representa-tive of the future performance of the Funds.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average an-nual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For ex-ample, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of each Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that the Fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of each Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Fac-tors affecting the performance of a Fund include general market conditions, op-erating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset val-ue, which may be more or less than original cost.

In reports and other communications to shareholders or in advertising and sales literature, the Funds may also present economic statistics obtained from gov-ernmental agencies or industry or financial publications comparing foreign countries to the U.S. Additionally, a Fund may discuss certain economic and financial trends existing in foreign countries in order to illustrate the gen-eral investment opportunities in those countries. A Fund may present historical performance of certain countries, as reported by independent data providers, as a way to show the opportunities provided by such countries. A Fund may also show the historical performance of certain foreign equity market indicies to compare against other international equity market indices and to show how main-taining investments in both foreign stocks and U.S. stocks may moderate risk. This data is obtained from independent services such as Morgan Stanley Capital International and Ibbotson Associates, Inc.

In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P
500 Index or other unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quo-tation or performance comparison should not be considered as representative of the performance of the Fund for any future period.

There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certifi-cates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term in-vestments with stable net asset values, fluctuating yields and special features enhancing liquidity.

Nuveen Innovation Fund

The Fund commenced operations on December 20, 1999. The table below represents the investment returns for the specified period of the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares and Class C shares include the effect of the applicable CDSC.

                                Nuveen Innovation Fund
    ----------------------------------------------------------------------------
                                                     Cumulative
                                                    ------------
                                                      12/20/99
                                                    (inception)-
                                                      7/31/00
     ---------------------------------------------------------------------------
      Class ANAV...................................    16.30%
      Class APOP...................................     9.61%
      Class B......................................    10.70%
      Class C......................................    14.80%
      Class R......................................    16.45%

The table below presents annual investment returns for the CCI Technology Composite between January 1, 1995 and December 31, 1999 and the 2000 year-to-date returns through 9/30. The CCI Technology Composite represents the composite performance of the seven managed accounts totalling approximately $219.3 million as of September 30, 2000, for which CCI serves as investment advisor and that have substantially the same investment objectives and policies as the Innovation Fund.

                                 Annual Total Returns for the Year
                                        Ending December 31,
                          1/1/00-
                          9/30/00    1999     1998     1997     1996     1995
-------------------------------------------------------------------------------
CCI Technology Composite
 (Gross)................   37.88%   177.82%   81.13%   10.45%   25.43%   45.40%
CCI Technology Composite
 (Net)..................   35.91%   172.67%   77.74%    8.31%   23.02%   42.65%
S&P 500 Index...........   -1.39%    21.04%   28.58%   33.38%   22.96%   37.58%
Lipper Science and
 Technology Fund Index..    6.63%   113.90%   46.95%    7.83%   16.93%   38.57%

Nuveen International Growth Fund

The Fund commenced investment operations on December 20, 1999. The table below represents the investment returns for the specified period of the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares and Class C shares include the effect of the applicable CDSC.

                      Nuveen International Growth Fund
    ---------------------------------------------------------------------------
                                                             Cumulative
                                                             ----------
                                                                  12/20/99
                                                                (inception)-
                                                                  7/31/00
    ---------------------------------------------------------------------------
     Class ANAV.............................................   14.65%
     Class APOP.............................................    8.06%
     Class B................................................    9.10%
     Class C................................................   13.10%
     Class R................................................   14.80%

CCI's Performance Record

The table below presents annual investment returns for the CCI International Composite between January 1, 1997 and December 31, 1999 and the 2000 year-to-date returns through September 30, 2000. The CCI International Composite represents the composite performance of the five managed accounts totalling approximately $246.2 million as of September 30, 2000, for which CCI serves as investment advisor and that have substantially the same investment objectives and policies as the International Fund.

                                                           Annual Total Returns
                                                           for the Year Ending
                                                  1/1/00-      December 31,
                                                  9/30/00   1999    1998   1997
--------------------------------------------------------------------------------
CCI International Composite (Gross)..............   4.87%  146.04% 40.18% 43.71%
CCI International Composite (Net)................   2.80%  140.02% 36.59% 40.04%
MSCI All Country World Index ex USA.............. -11.06%   31.80% 14.11%  1.71%
Lipper International Fund Index.................. -11.15%   37.83% 12.66%  7.26%

The gross performance results of the CCI Technology Composite and the CCI In-ternational Composite reflect the investment performance of the respective com-posites before deduction of any investment advisory fees or other expenses. The net performance results of the Composite's reflect the deduction of the annual operating expenses for the most recent fiscal year (without waivers or reim-bursements) for Class A shares of the Funds as summarized in the What are the Costs of Investing? section of the respective Fund's Prospectus and may be com-pared to the performance of the indices referenced below. The performance in-formation of a Composite should not be interpreted as indicative of future per-formance of a fund. The MSCI All Country World Index ex USA is a capitalization weighted index of listed securities in 46 markets around the world, including both developed and emerging markets, but excluding the United States. The Lipper International Fund Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund category. The Lipper Science and Technology Fund Index is a managed index that represents the 10 largest funds in the Lipper Science and Technology Fund Cate-gory. The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely-recognized, unmanaged index of common stock prices. S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index.

The information shown reflects the past performance achieved by CCI's managed accounts, and does not reflect past performance of the Funds. Past performance is not predictive of future results.

Nuveen Rittenhouse Growth Fund

The Fund commenced operations on December 31, 1997. The table below represents the investment returns for the specified periods of the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable Con-tingent Deferred Sales Charge ("CDSC").

                                                  Average Annual
                                                   Total Return     Cumulative
                                               -------------------- ------------
                                                         12/31/97     12/31/97
                                               8/1/99- (inception)- (inception)-
                                               7/31/00   7/31/00      7/31/00
                                               ------- ------------ ------------
      Class ANAV.............................. 15.93%     15.73%       45.87%
      Class APOP..............................  9.27%     13.11%       37.50%
      Class B................................. 11.01%     13.64%       39.16%
      Class C................................. 15.01%     14.91%       43.21%
      Class R................................. 16.17%     16.03%       46.87%

--------

  Total returns reflect past performance and are not predictive of future re-sults.

Rittenhouse's Performance Record

The table below presents annual investment returns for the Rittenhouse Blended Equity Composite between January 1, 1983 (inception) and December 31, 1999 and the 2000 year-to-date returns through September 30, 2000. The Rittenhouse Blended Equity Composite represents the composite performance of the 28,157 managed accounts totalling approximately $10.1 billion as of September 30, 2000 for which Rittenhouse serves as investment adviser and that have the same in-vestment objectives and policies as the Fund.

                                     Annual Total Returns for the Year Ending December 31,
                         1/1/00- -------------------------------------------------------------
                         9/30/00  1999   1998   1997   1996   1995   1994   1993  1992   1991
                         ------- ------ ------ ------ ------ ------ ------ ------ ----- ------
Rittenhouse (Gross).....  4.33%  15.64% 28.29% 38.06% 18.97% 38.66%  2.60%  2.87% 5.66% 35.22%
Rittenhouse (Net).......  3.27%  14.12% 26.63% 36.32% 17.42% 36.92%  1.21%  1.48% 4.23% 33.51%
S&P 500................. -1.39%  21.04% 28.58% 33.36% 22.96% 37.59%  1.32% 10.08% 7.61% 30.47%
Lipper Large Cap Core
 Index..................  1.51%  19.35% 26.93% 29.22% 19.84% 31.76% -1.08% 11.41% 7.70% 31.30%

                         Annual Total Returns for the Year Ending December 31,
                         ------------------------------------------------------
                          1990   1989   1988  1987   1986   1985   1984   1983
                         ------ ------ ------ ----- ------ ------ ------ ------
Rittenhouse (Gross).....  1.64% 33.84% 18.90% 4.98% 23.43% 38.89% 13.40% 28.48%
Rittenhouse (Net).......  0.25% 32.15% 17.35% 3.55% 21.83% 37.14% 11.90% 26.83%
S&P 500 Index........... -3.10% 31.69% 16.61% 5.25% 18.66% 31.73%  6.27% 22.56%
Lipper Large Cap Core
 Index.................. -2.96% 28.54% 14.06% 2.99% 15.00% 29.60%  4.95% 21.00%

The gross performance results of the Rittenhouse Blended Equity Composite re-flect the investment performance of the composite before deduction of any in-vestment advisory fees or other expenses. The net performance results of the Rittenhouse Blended Equity Composite reflect the deduction of the annual oper-ating expenses (without waiver or reimbursement) for Class A shares of the Fund, as summarized in "What are the Costs of Investing?" in the Prospectus. Composite returns are unaudited and subject to change. The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely-recognized, unman-aged index of common stock prices. S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include broker-age commissions or other fees an investor would incur by investing in the port-folio of stocks comprising the index. The current Lipper Large Cap Core Index reflects the average returns with dividends reinvested of the 30 largest funds in the Lipper Large Cap Core Objective. Of the 555 funds in the Lipper Large Cap Core Objective as of September 30, 2000, there were 501, 159 and 58 funds, respectively, with 1-, 5- and

10-year performance records, and 31 funds with records extending from composite inception on January 1, 1983 through September 30, 2000. The returns of the Lipper Large Cap Core Index do not include the effect of any sales charges that an investor will incur by purchasing the funds in the Lipper Growth Fund Objec-tive directly. There can be no assurance that the Fund's future performance will be comparable to that shown above.

The information shown reflects the past performance achieved by Rittenhouse in managing its separate accounts, and does not reflect past performance of the Rittenhouse Fund. Past performance is not predictive of future results.

The Effect of Taxes on Total Return

The effect of taxes on the total return of an investment is an important con-sideration for investors. The Rittenhouse Fund is designed for investors seek-ing a tax-efficient way to build and sustain wealth. The Rittenhouse Fund has adopted certain investment policies that are designed to reduce taxable distri-butions, with a view toward enhancing the Rittenhouse Fund's after-tax returns. Because the Rittenhouse Fund generally invests in stocks with low dividend yields, the Rittenhouse Fund expects to distribute relatively little, if any, taxable dividend income.

The chart below shows how taxes can erode an investor's returns over time. The illustration assumes that the hypothetical investor is subject to a 31% federal tax rate on income and a 20% federal tax rate on realized capital gains. As stated in the chart, a before-tax return of 15%--2% income, 3.25% in unrealized gains and 9.75% in realized gains--would be equivalent to, on an after-tax ba-sis, a 12.43% return. Accordingly, this investor would lose 2.57% to taxes. This example is for illustrative purposes only and does not represent the ac-tual or future performance of the Rittenhouse Fund or any other investment product.

                                          Before Tax After Tax Loss Due to Taxes
Income...................................    2.00%     1.38%         0.62%
Realized Gains...........................    9.75%     7.80%         1.95%
Unrealized Gains.........................    3.25%     3.25%          --
                                            ------    ------         ----
Total Return.............................   15.00%    12.43%         2.57%
                                            ------    ------         ----

    ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND
                              SHAREHOLDER PROGRAMS

As described in the applicable Prospectus, the Funds provide you with alterna-tive ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any dis-tribution or service plan applicable to its shares. As a result of the differ-ences in the expenses borne by each class of shares, net income per share, div-idends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as de-scribed below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distri-bution and service fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and post-age expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal ex-penses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any addi-tional incremental expenses subsequently identified and determined to be prop-erly allocated to one or more classes of shares.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example as-sumes a purchase of each Fund (other than the Select Stock Fund) on July 31, 2000, (September 26, 2000 for the Select Stock Fund) of Class A shares from the Innovation Fund, International Fund, Rittenhouse Fund and Select Stock Fund, respectively, aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                               Innovation International Rittenhouse Select Stock
                               Fund       Growth Fund   Fund        Fund
                               ---------- ------------- ----------- ------------
Net Asset Value per share....   $ 23.27      $ 22.93     $   29.09     $20.00
Per Share Sales Charge--5.75%
 of public offering price
 (6.10%, 6.11%, 6.08% and
 6.10% of net asset value per
 share)......................   $  1.42      $  1.40     $    1.77       1.22
                                -------      -------     ---------     ------
Per Share Offering Price to
 the Public..................   $ 24.69      $ 24.33     $   30.86     $21.22
                                -------      -------     ---------     ------
Shares Outstanding...........   981,587      465,631     4,180,725
                                -------      -------     ---------

Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be re-quired to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation

You may qualify for a reduced sales charge on a purchase of Class A Shares of a Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund, of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and com-missions table in "How You Can Buy and Sell Shares" in the applicable Prospec-tus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

You may qualify for a reduced sales charge on a purchase of Class A Shares of a Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the applicable Prospectus. In order to take advantage of this option, you must com-plete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of In-tent that contains the same information and representations contained in the Application Form. A Letter of Intent states that you intend, but are not obli-gated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months to-wards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange Traded Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By estab-lishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvest-ment of distributions from any of the various defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of a Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of a Fund or portfolio for each participant in the program is $50 per share class per Fund provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the Fund. No participant may uti-lize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out the appropriate application materials, which the group ad-ministrator may obtain from the group's financial advisor, by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemp-tion occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Deal-ers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  .  officers, trustees and former trustees of the Nuveen Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any eligible employer-sponsored qualified defined contribution retire-ment plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to pur-chase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 mil-lion and the Authorized Dealer did not waive the sales commission, a contin-gent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your finan-cial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of the Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of a Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment com-pany. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.

In determining the amount of your purchases of Class A Shares of a Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immedi-ate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sib-ling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility

Class R Shares are available for purchases of $10 million or more and for pur-chases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pen-sion, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen-spon-sored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent com-pany of Nuveen and subsidiaries thereof and their immediate family mem-bers;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen prod-uct, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distri-butions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Sharehold-ers may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of a Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by a Fund at any time. To encourage their participation, each Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen In-vestor Services toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conver-sion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the In-ternal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial adviser an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's service fee of .25%. See "Distribution and Serv-ice Plans."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible em-ployer-sponsored defined contribution plan described above, where the Autho-rized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemp-tions within the first year, declining to 4% for redemp-tions within years two and three, and declining by 1% each year thereafter un-til disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest pe-riod, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A, Class B or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be im-posed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. A Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal So-cial Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net as-set value depending on the frequency of the plan as designated by the share-holder; (iv) involuntary redemptions caused by operation of law; (v) redemp-tions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an ac-count that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of the Fund; (viii) in whole or in part for redemptions of shares by sharehold-ers with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased un-der circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; and (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an ac-count managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amend-ed.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for re-demptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, New York 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of one of the Funds at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of a Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be ex-changed were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of a Fund at net asset value. All shares may be exchanged for shares of any Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfo-lio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other cir-cumstances where Fund management believes doing so would be in the best inter-est of the Fund, each Fund reserves the right to revise or terminate the ex-change privilege, or limit the amount or number of exchanges or reject any ex-change. Shareholders would be notified of any such action to the extent re-quired by law.

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of one of the Funds or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemp-tion in the same class of shares of the Fund at net asset value. This rein-statement privilege can be exercised only once for any redemption, and rein-vestment will be made at the net asset value next calculated after reinstate-ment of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain real-ized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption
Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Com-mission by order may permit for protection of Fund shareholders.

Redemption In Kind
Each Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although each Fund has no present intention to redeem in kind. Each Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.

General Matters

Each Fund may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity se-curities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the applicable Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representa-tives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified me-dia costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisors who have sold Nuveen Fund shares and Nuveen Defined Portfolio units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of a Fund, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Secu-rities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Se-curities Act of 1933, as amended.

To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, each Fund may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use a Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. A Fund may produce software, electronic information sites, or additional sales literature to promote the ad-vantages of using the Fund to meet these and other specific investor needs.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other interme-diaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an autho-rized broker or, if applicable, a broker's authorized designee accepts the or-der. Customer orders received by such broker (or their designee) will be priced at the Fund's net asset value next computed after they are accepted by an au-thorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market fund may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Funds, the Nuveen money market funds observe and will not make fund shares available for pur-chase on the following holidays: Columbus Day and Veterans' Day.

In addition, you may exchange Class R Shares of one of the Funds for Class A Shares of the Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of the Fund.

Shares will be registered in the name of the investor or the investor's finan-cial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the fi-nancial advisor acting on the investor's behalf.

For more information on the procedure for purchasing shares of the Funds and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the applicable Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by Chase Global, the Funds' shareholder services agent. Share certifi-cates will be issued to you only upon written request to Nuveen Investor Serv-ices, and no certificates will be issued for fractional shares. The Funds re-serve the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial advisor's firm can only be made by an order in good form from the financial advisor acting on your behalf.

A fee of 1% of the current market value of any shares represented by a certif-icate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use Chase Global's sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by Chase Global will be re-quired to enter into a separate agreement with another agent for these serv-ices for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regula-tions of the Securities and Exchange Commission, the Funds reserve the right to suspend the continuous offering of its shares at any time, but no suspen-sion shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through bro-kers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registra-tion statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribu-tion of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distri-bution plan.

The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds (other than the Select Stock Fund) for the three most recent fis-cal years. All figures are to the nearest thousand.

                         Amount of Underwriting       Amount Retained by           Amount of Compensation on
                         Commissions                  Nuveen                       Redemptions and Repurchases
                         ---------------------------- ---------------------------- ----------------------------
                         12/31/97                     12/31/97                     12/31/97
                         (inception)- 8/1/98- 8/1/99- (inception)- 8/1/98- 8/1/99- (inception)- 8/1/98- 8/1/99-
                         7/31/98      7/31/99 7/31/00 7/31/98      7/31/99 7/31/00 7/31/98      7/31/99 7/31/00
                         ------------ ------- ------- ------------ ------- ------- ------------ ------- -------
Nuveen Innovation Fund..       N/A       N/A   $244*      N/A        N/A     $25*       N/A       N/A    $ 87*
Nuveen International
 Growth Fund............       N/A       N/A   $105*      N/A        N/A     $12*       N/A       N/A    $  3*
Nuveen Rittenhouse
 Growth Fund ...........    $1,617    $2,083   $373       $55       $100     $33       $ 32      $510    $967

--------

* For the period from December 20, 1999 (inception) through the fiscal year ended July 31, 2000.

                      DISTRIBUTION AND SERVICE PLANS

Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under the Funds' Plans will be payable to reimburse Nuveen for services and expenses in-curred in connection with the distribution of Class B and Class C Shares, re-spectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of pre-paring, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Funds' Plans will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering share-holder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. A Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which con-stitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

During the fiscal year ended July 31, 2000, the Innovation Fund, International Fund and Rittenhouse Fund incurred 12b-1 fees pursuant to their respective 12b-1 Plan in the amounts set forth in the table below. For this period, substan-tially all of the 12b-1 service fees on Class A Shares were paid out as compen-sation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Deal-ers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribu-tion fees on Class C Shares are paid to Authorized Dealers.

                                                                    12b-1 Fees
                                                                    Incurred by
                                                                   each Fund for
                                                                    the fiscal
                                                                    year ended
                                                                   July 31, 2000
                                                                   -------------
Nuveen Innovation Fund*
  Class A.........................................................  $   22,150
  Class B.........................................................  $  132,504
  Class C.........................................................  $  183,716
                                                                    ----------
    Total.........................................................  $  338,370
Nuveen International Growth Fund*
  Class A.........................................................  $    8,801
  Class B.........................................................  $   20,293
  Class C.........................................................  $   21,048
                                                                    ----------
    Total.........................................................  $   50,142
Nuveen Rittenhouse Growth Fund
  Class A.........................................................  $  284,238
  Class B.........................................................  $2,638,505
  Class C.........................................................  $1,732,199
                                                                    ----------
    Total.........................................................  $4,654,942

* For the period from December 20, 1999 (inception) through the fiscal year ended July 31, 2000.

Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding vot-ing securities of such class. The Plan may be renewed from year to year if ap-proved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance con-clude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-inter-ested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

          INDEPENDENT PUBLIC ACCOUNTANTS, CUSTODIAN AND TRANSFER AGENT

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen LLP will provide consultation and as-sistance on accounting, internal control, tax and related matters. The finan-cial statements accompanying this Statement of Additional Information have been audited by Arthur Andersen LLP as indicated in their report with respect there-to, and are included in reliance upon the authority of said firm as experts in giving said report.

The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting and portfolio accounting services.

The Funds' transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

                           FINANCIAL STATEMENTS

The audited financial statements for each Fund's most recent fiscal year (other than the Select Stock Fund) appear in the respective Fund's Annual Report and each is incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

                           GENERAL TRUST INFORMATION

The Funds are series of the Trust. The Trust is an open-end management invest-ment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or serv-ice plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnifi-cation out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of share-holder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is re-mote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                              Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not per-form an audit in connection with any rating and may, on occasion, rely on unau-dited financial information. Credit ratings may be changed, suspended, or with-drawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the rele-vant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term rat-ings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings
Issue credit ratings are based, in varying degrees, on the following considera-tions:

  1. Likelihood of default--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA
     An obligation rated "AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
     An obligation rated "AA' differs from the highest rated obligation only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obli-gations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB', "B', "CCC', "CC' and "C' are regarded as having sig-nificant speculative characteristics. "BB' indicates the least degree of spec-ulation and "C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large un-certainties or major exposures to adverse conditions.

BB An obligation rated "BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B' is more vulnerable to nonpayment than obliga-tions rated "BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, finan-cial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic condi-tions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to its financial commitment on the ob-ligation.

CC   An obligation rated "CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C' is CUR-RENTLY HIGHLY VULNERABLE to nonpayment. The "C' rating may be used to cover a situation where a bankruptcy petition has been filed or simi-lar action taken, but payments on this obligation are being continued. A "C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
     An obligation rated "D' is in payment default. The "D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P be-lieves that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR
     Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated "A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's ca-pacity to meet its financial commitment on these obligations is ex-tremely strong.

A-2 A short-term obligation rated "A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher rating categories. However, the obli-gor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3' exhibits adequate protection pa-rameters. However, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces ma-jor ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C' is currently vulnerable to nonpay-ment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the ob-ligation.

D A short-term obligation rated "D' is in payment default. The "D' rat-ing category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, un-less S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bank-ruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

             STANDARD & POOR'S EARNINGS AND DIVIDEND RANKINGS

                             FOR COMMON STOCKS

The investment process involves assessment of various factors--such as products and industry position, corporate resources and financial policy--with results that make some common stocks more highly esteemed than others. In this assess-ment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in es-tablishing Standard & Poor's earnings and dividend rankings for common stocks. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The major driver of these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years--a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic changes in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predeter-mined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

In addition, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment stand-point. Conversely, minimum size limits (as measured by corporate revenues) are set for the various rankings, but the system provides for exceptions when the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

  A+ Highest

  AHigh

  A-Above Average

  B+Average

  BBelow Average

  B-Lower

  CLowest

  DIn Reorganization

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The rankings as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

A ranking is not a forecast of future market price performance, but is basi-cally an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-scoring stock may at times be so overpriced as to justify its sale, while a low-scoring stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects on management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other fac-tors that may be relevant to market price or suitability.

               STANDARD & POOR'S CORPORATE RATINGS CRITERIA

A Standard & Poor's issue credit rating is a current opinion of the creditwor-thiness of an obligor with respect to a specific financial obligations, a spe-cific class of financial obligations, or a specific financial program (includ-ing ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommen-dation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rat-ing and may, on occasion, rely on unaudited financial information. Credit rat-ings may be changed, suspended, or withdrawn as a result of changes in, or un-availability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the rele-vant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term rat-ings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considera-tions:

    1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation; and

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typi-cally rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

"AAA"

     An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA"

     An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A"

     An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obli-gations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB"

     An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having sig-nificant speculative characteristics. "BB" indicates the least degree of spec-ulation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large un-certainties or major exposures to adverse conditions.

"BB"

     An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B"

     An obligation rated "B" is more vulnerable to nonpayment than obliga-tions rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, finan-cial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC"

     An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic condi-tions for the obligor to meet its financial commitment on the obliga-tion. In the event of adverse business, financial, or economic condi-tions, the obligor is not likely to have the capacity to meet its fi-nancial commitment on the obligation.

"CC"

     An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C"

     The "C" rating may be used to cover a situation where a bankruptcy pe-tition has been filed or similar action has been taken, but payments on this obligation are being continued.

"D"

     An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade pe-riod. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obliga-tion are jeopardized.

Plus(+)

or minus

(-):

     The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

     This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of ex-pected returns which are NOT addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                                 Long Term Debt

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks ap-pear somewhat larger than in Aaa securities.

A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's bond rating symbols may contain numerical modifiers of a ge-neric rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unreliable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...)
     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the sym-bols Aa1, A1, Baa1, Ba1, and B1.

                           Municipal Short-Term Loans

MIG 1/VMIG 1     This designation denotes best quality. There is present
                 strong protection by established cash flows, superior liquid-ity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins or protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security ele-
                 ments are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4     This designation denotes adequate quality. Protection com-
                 monly regarded as required of an investment security is pres-ent and although not distinctly or predominantly speculative, there is specific risk.

                                Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ca-pacity for repayment of senior short-term promissory obligations. Prime-1 re-payment capacity will often be evidenced by many of the following characteris-tics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capac-ity for repayment of senior short-term promissory obligations. This will nor-mally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alter-nate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lev-erage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                           Long-Term Credit Ratings

Fitch credit ratings are an opinion on the ability of an entity or of a secu-rities issue to meet financial commitments, such as interest, preferred divi-dends, or repayment of principal, on a timely basis. Fitch credit ratings ap-ply to a variety of entities and issues, including but not limited to sover-eigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of get-ting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term "AAA' "BBB' categories; short-term "F1' "F3') indicate a relatively low probability of default, while those in the "specula-tive" or "non-investment grade" categories (international long-term "BB' "D'; short-term "B' "D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on "AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for "BBB' rated bonds was 0.35%, and for "B' rated bonds, 3.0%.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt na-ture or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their ex-perts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

Investment Grade

AAA Highest credit quality. "AAA' ratings denote the lowest expecta-tion of credit risk. They are assigned only in case of exception-ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by fore-seeable events.

AA Very high credit quality. "AA' ratings denote a very low expecta-tion of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not signifi-cantly vulnerable to foreseeable events.

A High credit quality. "A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commit-ments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic condi-tions than is the case for higher ratings.

BBB Good credit quality. "BBB' ratings indicate that there is cur-rently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but ad-verse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. "BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse eco-nomic change over time; however, business or financial alterna-tives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for contin-ued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
            High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC' rating indi-cates that default of some kind appears probable. "C' ratings sig-nal imminent default.

DDD DD, D
            Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reor-ganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD' obli-gations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50%-90%, and "D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obliga-tions. Entities rated "DDD' have the highest prospect for resumption of perfor-mance or continued operation with or without a formal reorganization process. Entities rated "DD' and "D' are generally undergoing a formal reorganization or liquidation process; those rated "DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Notes:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA' long-term rating category, or to categories below "CCC'.

"NR' indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                           Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obliga-tions, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necesssary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
            Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B
            Speculative. Minimal capacity for timely payment of financial com-mitments, plus vulnerability to near-term adverse changes in fi-nancial and economic conditions.

C
            High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
            Default. Denotes actual or imminent payment default.

Notes:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to Short-term ratings other than "F1'.

"NR' indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

              VALUE LINE FINANCIAL STRENGTH RATINGS CRITERIA

Value Line--Financial Strength Rating (A++, A+, A, B++, B+, C++, C+, C)--The financial strength of each of the more than 1,600 companies in the VS II data base is rated relative to all the others. The ratings range from A++ to C in nine steps. (For screening purposes, think of an A rating as "greater than" a B). Companies that have the best relative financial strength are given an A++ rating, indicating an ability to weather hard times better than the vast major-ity of other companies. Those who don't quite merit the top rating are given an A+ grade, and so on. A rating as low as C++ is considered satisfactory. A rat-ing of C+ is well below average, and C is reserved for companies with very se-rious financial problems. The ratings are based upon a computer analysis of a number of key variables that determine (a) financial leverage, (b) business risk, and (c) company size, plus the judgment of Value Line's analysts and se-nior editors regarding factors that cannot be quantified across-the-board for all companies. The primary variables that are indexed and studied include eq-uity coverage of debt, equity coverage of intangibles, "quick ratio", account-ing methods, variability of return, fixed charge coverage, stock price stabili-ty, and company size.

                                                               EAI-CCI-RIT 11-00

                                                              Nuveen Investments

                                  Rittenhouse
                                  Growth Fund

                                                    ANNUAL REPORT  JULY 31, 2000

A blue chip portfolio for investors seeking a tax-efficient way to build and sustain wealth.

                             [PHOTOS APPEAR HERE]


                                  INVEST WELL


                                  LOOK AHEAD


                              LEAVE YOUR MARK/SM/

   Contents

 1  Dear Shareholder

 3  From the Portfolio Manager's Perspective Nuveen Rittenhouse Growth Fund

 7  Nuveen Rittenhouse Growth Fund Spotlight

 8  Portfolio of Investments

10  Statement of Net Assets

11  Statement of Operations

12  Statement of Changes in Net Assets

13  Notes to Financial Statements

18  Financial Highlights

19  Report of Independent Public Accountants

21  Fund Information

                             Must be preceded by or accompanied by a prospectus.

DEAR
Shareholder,

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board


Harvard University, Tiffany's and Dom Perignon are each the Rolls-Royce of its market. Each is synonymous with "quality." Each has established, reinforced and marketed its brand as one that consistently delivers a quality product -- be it education, fine jewelry or champagne. Each has made a promise to its customers, and each works hard to keep that promise, year after year.

Webster defines quality as the degree of excellence that a thing possesses. Nuveen Investments defines quality by the excellence of our portfolio management and products as well as of the financial advisors you, and our firm, work with.

Quality Portfolio Management and Products Nuveen Rittenhouse Growth Fund is managed by Rittenhouse Financial Services, Inc. The investment philosophy Rittenhouse established years ago remains firmly in place today -- pursue long-term growth with high-quality, large capitalization blue chip stocks. We believe this singular focus translates into consistently strong risk-adjusted returns and productive, long-lasting relationships.
        Rittenhouse's approach focuses not merely on blue chips, but on those select blue chips they believe have the prospects of providing sustainable, long-term growth -- ultimately, to limit risk without restricting return potential.
        Rittenhouse is just one of the quality money managers Nuveen works with to bring investors specialized expertise, judgment and resources that might otherwise be beyond reach. We believe in the power of focused effort, which is why we sought out extraordinary talent in each asset class and investment style -- professionals who we feel have mastered the nuances of the markets they know best.
        We believe this focus leads to a better quality product for you.

Quality Financial Advisors Nuveen Investments works through financial advisors because we believe in quality advice. Today, you face an unprecedented array of investment choices, opportunities -- and risks. Your investment advisor can offer you the professional assistance that will help bring to life your aspirations -- for yourself and your family, today and in the future.
        The potential presence of inflation and price swings in the markets reinforces the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

Looking Ahead The following interview with the portfolio management team of Nuveen Rittenhouse Growth Fund is intended to give you a review of your fund's performance during its fiscal year, as well as an overview of the economic environment in which it operated.


                                                           ANNUAL REPORT  page 1

        I'd like to share a few words looking ahead. Looking to the latter part of 2000, we anticipate continued investor uncertainty in the wake of recent market volatility. The challenge for Nuveen Investments is to help financial advisors work with you to rebalance portfolios with your greater family wealth management goals in mind.
        We are poised to help you reach your goals with equity and fixed-income investments that are designed to provide high quality and consistent growth. We plan to continue to enhance and diversify the investment choices we offer.
        For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.
        Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
September 18, 2000

ANNUAL REPORT  page 2

NUVEEN RITTENHOUSE GROWTH FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Throughout Nuveen Rittenhouse Growth Fund's fiscal year, the fund's manager continued to focus on companies, in both the "new" and "old" economies, with dominant market leadership, strong financial conditions and prospects for consistent and sustainable earnings growth. In this interview, John P. Waterman, managing director of investments at Rittenhouse Financial Services, Inc. and portfolio manager of Nuveen Rittenhouse Growth Fund, discusses the fund's performance during the fiscal year ended July 31, 2000.


Q You and your team were able to take advantage of the fund's modified investment policy that went into effect prior to the start of the fiscal year -- the ability to invest in non-dividend paying stocks. This change allowed the fund to access the burgeoning technology sector. Technology companies, to a greater extent than companies in other sectors, have opted not to pay dividends and to use excess cash either for new investment or share repurchases.

     Technology makes up the largest sector weighting in the fund -- at 35.2%. Just 12 months ago, at July 31, 1999, technology was 23.2% of the portfolio. How were you able to introduce more technology to the portfolio and stay true to Rittenhouse's conservative growth orientation?

A We remained selective in our approach to technology companies. In fact, we used very much the same philosophy in choosing stocks for our technology holdings as we did for our non-technology holdings. We sought strong, well-positioned companies -- companies that are dominant market leaders in their industries.

     Over the years, technology stocks have proven to be volatile. Given the rapid change and acute competition to which technology companies have been exposed, history has shown that survival is often a function of a company's ability to manage rapid change. We took a prudent approach to investing in these companies and focused on the most stable, solid performers with market leadership in technology industries projected to grow at high rates for years to come.

Q  What are some examples of such leading technology companies?

A We added several names during the fund's fiscal year. EMC Corporation was added and at July 31, 2000, was the fund's third largest holding. EMC is the market-leading data storage company. Businesses embracing the Internet and e-commerce must manage an infinite amount of information, and EMC's leading product solutions offer the intelligence, flexibility and leverage businesses need to manage this data. We believe the company's commitment to research and development, combined with the positive long-term outlook for the data storage industry, has positioned EMC to deliver solid, consistent earnings growth.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, chosen for their rigorously disciplined investment approaches.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's advisor for large-cap growth investing, Rittenhouse Financial Services, Inc., a wholly owned subsidiary of Nuveen, has more than 20 years of investment experience through a variety of market conditions. With approximately $17 billion in assets under management, Rittenhouse has developed an expertise in selecting high-quality, large-cap companies that the fund managers believe will perform well over the long term.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended July 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


                                                           Annual Report  page 3

"The fund's outperformance of its peer group in part can be attributed to its focus on leading global companies with strong, sustainable earnings growth."


     Another leading technology addition was Oracle Corporation. Oracle is the dominant supplier of fully integrated software products to businesses. Oracle's Internet-friendly software is designed to enhance enterprise resource planning, customer relationship management and supply chain management. The strong vision of Oracle's management team is likely to drive the continual growth of the company's Internet-enabling software, in our opinion.

     Intel, Texas Instruments and Sun Microsystems--all leaders in their industries--also did very well for the fund during the period.


NUVEEN RITTENHOUSE GROWTH FUND

Top Ten Stock Holdings

American International Group, Inc.        5.7%
----------------------------------------------
General Electric Company                  4.9%
----------------------------------------------
EMC Corporation                           4.9%
----------------------------------------------
Pfizer Inc.                               4.6%
----------------------------------------------
The Coca-Cola Company                     4.3%
----------------------------------------------
Automatic Data Processing, Inc.           4.3%
----------------------------------------------
Intel Corporation                         4.2%
----------------------------------------------
Colgate-Palmolive Company                 4.0%
----------------------------------------------
Cisco Systems, Inc.                       3.8%
----------------------------------------------
Merck & Co., Inc.                         3.6%
----------------------------------------------

The companies listed represent their respective percentages of stock holdings as of July 31, 2000. Over time, the fund's holdings and their percentages will vary.

Q  How did the fund perform during its fiscal year?

A The fund delivered to its shareholders another strong year. The fund reported a one-year total return for the fiscal year ended July 31, 2000, of 15.93%. The fund's return compares favorably against its benchmark, the Lipper Large Cap Core Funds Index, which returned 12.01% and the Standard & Poor's 500 Index return of 8.97% for the same time period.*

     The fund's outperformance of its peer group in part can be attributed to its focus on leading global companies with s trong, sustainable earnings growth.


Q Much of the market's gains during the year were attributable to the "hot dot" or "new" economy. Why do you believe your focus on historically more stable, conservative companies had such a positive effect on the fund's performance?

A The economy and markets experienced the Federal Reserve's series of interest rate hikes during the period. There is usually a six-to-nine month lag from the time the increase is made to when the economy slows. The challenge of the Fed is to slow economic growth sufficiently to relax inflationary pressures. The risk is always that the Fed steps on the brakes too hard and puts the economy in a recession.

     Since the 1991 recession, Mr. Greenspan and the Fed have proven to be very capable of managing this historic period of U.S. economic growth. They have instituted economic measures akin to slowing the economy with "anti-lock" brakes as opposed to old-fashion drum brakes and to date have avoided putting the economy into a "skid."

     Still, the larger-than-expected half point interest rate hike in May sent the markets reeling. This was to be expected, however, since the stock market typically has not performed well in periods of rising interest rates. Volatility not seen in years, the result of investors' worst fears that corporate profits would slow in the wake of a slowing economy, reared its ugly head.

* The Lipper Large Cap Core Funds Index is a managed index representing the average annualized total returns of the 30 largest funds in the Lipper Large Cap Core Funds category. The S&P 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

ANNUAL REPORT  page 4

        It is during times of market volatility and uncertainty regarding corporate profit growth that our focus on the historically more stable, market-leading companies -- companies such as Pfizer, Automatic Data Processing, Coca-Cola, General Electric and Colgate-Palmolive -- can benefit the fund the most. This is because investors, in similar economic scenarios -- where they faced rising interest rates and slowing growth -- have sought out companies that were positioned to continue to grow their earnings on a consistent basis.

Q       Besides the addition of several technology names, what other significant changes were made to the portfolio during the year?

A       We sold our entire position in Procter & Gamble in March when we grew uncertain about the company's ability to meet its long-term earnings growth target of 13% to 15%. Procter & Gamble had pre-announced a major earnings shortfall for the first half of 2000. The news stunned the market, coming after an analyst meeting at which Procter & Gamble said earnings were on track.
        In February, we reduced our position in Johnson & Johnson, and then in April, we sold the balance of it. We feared Johnson & Johnson's earnings growth rate would slow due to a lean near-term product pipeline, competitive products, including one from Amgen, and regulatory setbacks relating to the company's pharmaceutical business.
        We used the proceeds to purchase shares of Amgen, a biotechnology company expecting to launch three new drugs in early 2001 to 2002, and two in 2003. We also added to the portfolio Bristol-Meyers Squibb, a leading diversified healthcare company with an increased focus on pharmaceutical products and a commitment to research we believe has made it a leader in the fields of hematology, therapeutic protein design, cancer and neuroscience.

Q       How did some of the other sectors represented in the fund perform over the period?

A       Consumer cyclicals benefited from a robust economy as well as the insatiable spending by consumers. Our holdings in this sector include The Home Depot and Wal-Mart Stores. Both companies have increasingly taken advantage of technology to stay connected to their customers, which has helped contribute to their success.
        More recently, the performance of retail stocks has lagged due to concerns as to how slowing economic growth will impact their business. We are underweighted in the consumer cyclicals sector and believe both Wal-Mart and Home Depot will continue to deliver strong earnings performance, which should translate into long-term stock price performance. Consumer staples for the most part have lagged, but stocks such as Walgreen Co. and Colgate-Palmolive continued to deliver solid earnings, and they are poised to do better, in our opinion, particularly if the economy slows.


"We are underweighted in the consumer cyclicals sector and believe both Wal-Mart and Home Depot will continue to deliver strong earnings performance, which should translate into long-term stock price performance."


NUVEEN RITTENHOUSE GROWTH FUND

Sector Diversification

[PIE CHART APPEARS HERE]

Technology..............35.2%
Healthcare..............18.2%
Financials..............16.1%
Consumer Staples........14.6%
Capital Goods........... 7.5%
Consumer Cyclicals...... 6.0%
Utilities............... 2.4%


Portfolio composition is as of July 31, 2000, and is subject to change. Composition is based on the fund's stock holdings. Over time, the fund's holdings and their percentages will vary.

                                                           ANNUAL REPORT  page 5

Q       What is your outlook for the market environment and the fund for the coming months?

A       The interest rate and the economic outlook are key factors. Looking out one to two years, we continue to expect low inflation and moderate economic growth, which is an ideal environment for the stock market. In the near future, the Fed has made it clear that a 5% or higher growth rate is not sustainable without inflation rekindling. The Fed has said it wants to slow growth to a sustainable 3% to 3.5% rate. Therefore, we expect several more rate increases, which may create uncertainty and volatility.
        Beyond that, we look for slower economic growth and lower interest rates, which should boost stocks, particularly stable growth stocks with earnings that have low economic sensitivity.

ANNUAL REPORT  page 6

NUVEEN RITTENHOUSE GROWTH FUND

Fund Spotlight as of July 31, 2000

Quick Facts
                    A Shares      B Shares      C Shares      R Shares
NAV                   $29.09        $28.55        $28.56        $29.29
-----------------------------------------------------------------------
Fund Symbol            NRGAX         NRGBX         NRGCX         NRGRX
-----------------------------------------------------------------------
CUSIP              67065W100     67065W209     67065W308     67065W407
-----------------------------------------------------------------------
Inception Date         12/97         12/97         12/97         12/97
-----------------------------------------------------------------------

Total Returns as of 7/31/00/1/

                          A Shares               B Shares             C Shares          R Shares
                       NAV       Offer       NAV       w/CDSC      NAV       w/CDSC       NAV
YTD*                   2.07%     -3.80%      1.60%     -3.40%      1.60%      0.60%       2.20%
------------------------------------------------------------------------------------------------
1-Year                15.93%      9.27%     15.01%     11.01%     15.01%     15.01%      16.17%
------------------------------------------------------------------------------------------------
Since Inception++     15.73%     13.11%     14.89%     13.64%     14.91%     14.91%      16.03%
------------------------------------------------------------------------------------------------

Total Returns as of 6/30/00+

                          A Shares              B Shares              C Shares          R Shares
                       NAV       Offer       NAV       w/CDSC      NAV       w/CDSC       NAV
YTD*                   4.95%     -1.09%      4.52%     -0.48%      4.55%      3.55%      5.06%
------------------------------------------------------------------------------------------------
Since Inception++     17.60%     14.86%     16.75%     15.47%     16.78%     16.78%     17.92%
------------------------------------------------------------------------------------------------

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year.
* Cumulative
++Annualized

Index Comparison/./

[MOUNTAIN CHART APPEARS HERE]

                                                        Standard
             Nuveen Rittenhouse  Nuveen Rittenhouse   and Poor's
            Growth Fund (Offer)   Growth Fund (NAV)    500 Index

12/1997           $ 9,425              $10,000          $10,000
 7/1998           $10,720              $11,374          $11,645
 7/1999           $11,860              $12,584          $13,999
 7/2000           $13,752              $14,591          $15,258

_____ Nuveen Rittenhouse Growth Fund (Offer) $13,752

_____ Nuveen Rittenhouse Growth Fund (NAV) $14,591

_____ Standard and Poor's 500 Index $15,258

/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It also shows the Nuveen fund at NAV. Both are compared to the Standard and Poor's 500 Index, which does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Portfolio Allocation/./

[PIE CHART APPEARS HERE]

Equity.............97%

Cash Equivalents... 3%

/./ The fund is actively managed, and its holdings, diversification and allocation will vary over time.

Portfolio Statistics

Total Net Assets            $649.4 million
------------------------------------------
Beta                                  0.92
------------------------------------------
Average Market
Capitalization (Stocks)       $172 billion
------------------------------------------
Number of Stocks                        32
------------------------------------------
Turnover Rate (for reporting period)   28%
------------------------------------------
Expense Ratio*                       1.35%
------------------------------------------

* Class A shares after credit/reimbursement

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Terms To Know

The following are a few terms used throughout this report.

Beta is a measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market Capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped in these main categories:
Large cap:      over $5 billion in market capitalization
Mid cap:        between $1 billion and $5 billion
Small cap:      $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

                                                           ANNUAL REPORT  page 7

Portfolio of Investments
Nuveen Rittenhouse Growth Fund
July 31, 2000


                                                                        Market
Shares     Description                                                   Value
------------------------------------------------------------------------------
           COMMON STOCKS -- 97.0%
           Capital Goods -- 7.3%
606,000    General Electric Company                               $ 31,171,125
           305,000 Tyco International Ltd.                          16,317,500
------------------------------------------------------------------------------
           Consumer Cyclicals -- 5.9%
437,000    The Home Depot, Inc.                                     22,614,750
280,000    Wal-Mart Stores, Inc.                                    15,382,500
------------------------------------------------------------------------------
           Consumer Staples -- 14.2%
446,000    The Coca-Cola Company                                    27,345,375
458,000    Colgate-Palmolive Company                                25,504,875
640,000    Walgreen Co.                                             19,960,000
497,000    The Walt Disney Company                                  19,227,688
------------------------------------------------------------------------------
           Financials -- 15.7%
406,500    American International Group, Inc.                       35,644,969
304,000    Fannie Mae                                               15,162,000
350,000    MBNA Corporation                                         11,681,250
170,000    State Street Corporation                                 17,063,750
535,000    Wells Fargo & Company                                    22,102,188
------------------------------------------------------------------------------
           Healthcare -- 17.7%
230,000    Amgen Inc. #                                             14,935,625
262,000    Bristol-Myers Squibb Company                             13,001,750
381,000    Medtronic, Inc.                                          19,454,813
317,000    Merck & Co., Inc.                                        22,724,938
670,250    Pfizer Inc.                                              28,904,531
367,000    Schering-Plough Corporation                              15,849,813
------------------------------------------------------------------------------
           Technology -- 33.9%
544,000    Automatic Data Processing, Inc.                          26,962,000
362,000    Cisco Systems, Inc. #                                    23,688,375
359,000    EMC Corporation #                                        30,559,875
161,000    Hewlett-Packard Company                                  17,579,188
394,000    Intel Corporation                                        26,299,500
144,000    International Business Machines Corporation              16,191,000
325,000    Lucent Technologies Inc.                                 14,218,750
185,000    Microsoft Corporation #                                  12,915,313
170,000    Nokia Oyj Sponsored ADR                                   7,533,125
180,000    Oracle Corporation #                                     13,533,750
165,000    Sun Microsystems, Inc. #                                 17,397,188
240,000    Texas Instruments Incorporated                           14,085,000
------------------------------------------------------------------------------
           Utilities -- 2.3%
382,000    Worldcom, Inc. #                                         14,921,871
------------------------------------------------------------------------------
           Total Common Stocks (cost $506,919,021)                 629,934,375
------------------------------------------------------------------------------

   Principal                                                                              Market
Amount (000)  Description                                                                  Value
------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 2.9%
     $19,018  Swiss Bank Repurchase Agreement, 6.46%, 8/01/00                       $ 19,018,000
============------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $19,018,000)                         19,018,000
              ----------------------------------------------------------------------------------
              Total Investments (cost $525,937,021) - 99.9%                          648,952,375
              ----------------------------------------------------------------------------------
              Other Assets Less Liabilities - 0.1%                                       427,735
              ----------------------------------------------------------------------------------
              Net Assets - 100%                                                     $649,380,110
              ==================================================================================

#  Non-income producing.

                                 See accompanying notes to financial statements.
9

Statement of Net Assets
Nuveen Rittenhouse Growth Fund
July 31, 2000

---------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $525,937,021)                                   $648,952,375
Cash                                                                                            1,413,330
Receivables:
   Dividends and interest                                                                         237,388
   Shares sold                                                                                  1,809,836
Organizational assets                                                                              69,555
Other assets                                                                                      161,803
---------------------------------------------------------------------------------------------------------
     Total assets                                                                             652,644,287
---------------------------------------------------------------------------------------------------------
Liabilities
Payables:
   Investments purchased                                                                        1,417,613
   Shares redeemed                                                                                622,560
Accrued expenses:
   Management fees                                                                                584,719
   12b-1 distribution and service fees                                                            440,803
Other liabilities                                                                                 198,482
---------------------------------------------------------------------------------------------------------
     Total liabilities                                                                          3,264,177
---------------------------------------------------------------------------------------------------------
Net assets                                                                                   $649,380,110
=========================================================================================================
Class A Shares
Net assets                                                                                   $121,610,499
Shares outstanding                                                                              4,180,725
Net asset value and redemption price per share                                               $      29.09
Offering price per share (net asset value per share plus
  maximum sales charge of 5.75% of offering price)                                           $      30.86
=========================================================================================================
Class B Shares
Net assets                                                                                   $287,992,905
Shares outstanding                                                                             10,087,915
Net asset value, offering and redemption price per share                                     $      28.55
=========================================================================================================
Class C Shares
Net assets                                                                                   $190,520,259
Shares outstanding                                                                              6,669,803
Net asset value, offering and redemption price per share                                     $      28.56
=========================================================================================================
Class R Shares
Net assets                                                                                   $ 49,256,447
Shares outstanding                                                                              1,681,697
Net asset value, offering and redemption price per share                                     $      29.29
=========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Nuveen Rittenhouse Growth Fund
Year Ended July 31, 2000

---------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                                                     $ 4,327,504
Interest                                                                                        1,044,663
---------------------------------------------------------------------------------------------------------
Total investment income                                                                         5,372,167
---------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                 4,967,193
12b-1 service fees -- Class A                                                                     284,238
12b-1 distribution and service fees -- Class B                                                  2,638,505
12b-1 distribution and service fees -- Class C                                                  1,732,199
Shareholders' servicing agent fees and expenses                                                 1,094,186
Custodian's fees and expenses                                                                      96,639
Trustees' fees and expenses                                                                        68,290
Professional fees                                                                                  49,924
Shareholders' reports -- printing and mailing expenses                                            287,265
Federal and state registration fees                                                                97,108
Organizational expenses                                                                            36,099
Other expenses                                                                                     29,420
---------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                           11,381,066
   Custodian fee credit                                                                              (487)
   Expense reimbursement                                                                         (149,870)
---------------------------------------------------------------------------------------------------------
Net expenses                                                                                   11,230,709
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                   (5,858,542)
---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions                                                  1,143,490
Net change in unrealized appreciation or depreciation of investments                           85,946,069
---------------------------------------------------------------------------------------------------------
Net gain from investments                                                                      87,089,559
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                    $81,231,017
=========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

Nuveen Rittenhouse Growth Fund

                                                                           Year Ended       Year Ended
                                                                              7/31/00          7/31/99
-------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                             $ (5,858,542)    $ (2,462,919)
Net realized gain from investment transactions                              1,143,490        2,654,612
Net change in unrealized appreciation or depreciation of investments       85,946,069       30,332,273
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 81,231,017       30,523,966
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From accumulated net realized gains from investment transactions:
    Class A                                                                   (30,276)        (162,515)
    Class B                                                                   (72,146)        (332,952)
    Class C                                                                   (47,034)        (189,464)
    Class R                                                                   (12,078)        (103,805)
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                    (161,534)        (788,736)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                          164,747,675      329,272,030
Net proceeds from shares issued to shareholders due to reinvestment
  of distributions                                                             77,998          352,550
-------------------------------------------------------------------------------------------------------
                                                                          164,825,673      329,624,580

Cost of shares redeemed                                                  (111,889,392)     (49,825,219)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                    52,936,281      279,799,361
-------------------------------------------------------------------------------------------------------
Net increase in net assets                                                134,005,764      309,534,591
Net assets at the beginning of year                                       515,374,346      205,839,755
-------------------------------------------------------------------------------------------------------
Net assets at the end of year                                            $649,380,110     $515,374,346
=======================================================================================================
Balance of undistributed net investment income at the end of year        $         --     $         --
=======================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Rittenhouse Growth Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Fund invests in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth ("blue chip companies") in order to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2000, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2000.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning December 31, 1997 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires man agement to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                               Year Ended                        Year Ended
                                                                                 7/31/00                          7/31/99
                                                                       ---------------------------       ---------------------------
                                                                          Shares            Amount          Shares           Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                             1,409,570     $  39,108,141       2,927,355     $ 70,955,142
   Class B                                                             2,392,325        64,717,015       5,856,226      140,460,433
   Class C                                                             2,034,952        55,321,768       4,601,620      110,898,865
   Class R                                                               195,022         5,600,751         285,712        6,957,590

Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                   697            19,255           4,037           97,207
   Class B                                                                 1,256            34,214           6,527          156,121
   Class C                                                                   747            20,375           3,092           73,983
   Class R                                                                   149             4,154           1,045           25,239
------------------------------------------------------------------------------------------------------------------------------------
                                                                       6,034,718       164,825,673      13,685,614      329,624,580
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                            (1,256,508)      (34,693,266)       (798,461)     (19,308,120)
   Class B                                                            (1,255,776)      (34,031,518)       (523,896)     (12,612,079)
   Class C                                                            (1,281,803)      (34,808,161)       (596,853)     (14,525,925)
   Class R                                                              (306,338)       (8,356,447)       (146,221)      (3,379,095)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      (4,100,425)     (111,889,392)     (2,065,431)     (49,825,219)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                           1,934,293     $  52,936,281      11,620,183     $279,799,361
====================================================================================================================================

3. Securities Transactions
Purchases and sales (including maturities) of common stocks and short-term investments for the fiscal year ended July 31, 2000, were as follows:

------------------------------------------------------------------------------
Purchases:
   Common stocks                                               $  197,605,251
   Short-term investments                                       4,595,774,000
Sales and maturities:
   Common stocks                                                  160,124,809
   Short-term investments                                       4,595,996,000
==============================================================================

At July 31, 2000, the identified cost of investments owned for federal income tax purposes was $529,413,773.

4. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at July 31, 2000, were as follows:

------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                  $145,554,853
   depreciation                                                   (26,016,251)
------------------------------------------------------------------------------
Net unrealized appreciation                                      $119,538,602
==============================================================================

5. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

------------------------------------------------------------------------------
For the first $125 million                                             .8500%
For the next $125 million                                              .8375
For the next $250 million                                              .8250
For the next $500 million                                              .8125
For the next $1 billion                                                .8000
For net assets over $2 billion                                         .7750
==============================================================================

The Adviser had agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net assets of any class of Fund shares. The Adviser may voluntarily agree to reimburse expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Rittenhouse Financial Services, Inc. ("Rittenhouse"), a wholly owned subsidiary of The John Nuveen Company, under which Rittenhouse manages the Fund's investment portfolio. Rittenhouse is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended July 31, 2000, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $373,200, of which approximately $340,300 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2000, the Distributor compensated authorized dealers directly with approximately $2,807,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2000, the Distributor retained approximately $3,101,600 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $966,500 of CDSC on share redemptions during the fiscal year ended July 31, 2000.

6. Composition of Net Assets
At July 31, 2000, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                    $529,841,508
Balance of undistributed net investment income                               --
Accumulated net realized gain (loss) from investment transactions    (3,476,752)
Net unrealized appreciation of investments                          123,015,354
--------------------------------------------------------------------------------
Net assets                                                         $649,380,110
================================================================================

Financial Highlights




Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                 Investment Operations         Less Distributions
                                -----------------------       --------------------





                                               Net
                                         Realized/
                                  Net   Unrealized
                Beginning     Invest-      Invest-             Net                      Ending
                      Net        ment         ment         Invest-                         Net
Year Ended          Asset     Income/         Gain            ment    Capital            Asset        Total
July 31,            Value      (Loss)       (Loss)  Total   Income      Gains   Total    Value    Return(a)
------------------------------------------------------------------------------------------------------------
Class A (12/97)
    2000           $25.10      $(.12)         4.12  $4.00      $--      $(.01)  $(.01)  $29.09        15.93%
    1999            22.75       (.04)         2.45   2.41       --       (.06)   (.06)   25.10        10.62
    1998(d)         20.00       (.01)         2.76   2.75       --          --     --    22.75        13.75
Class B (12/97)
    2000            24.82       (.33)         4.07   3.74       --       (.01)   (.01)   28.55        15.01
    1999            22.66       (.23)         2.45   2.22       --       (.06)   (.06)   24.82         9.86
    1998(d)         20.00       (.11)         2.77   2.66       --         --       --   22.66        13.30
Class C (12/97)
    2000            24.84       (.33)         4.06   3.73       --       (.01)   (.01)   28.56        15.01
    1999            22.67       (.23)         2.46   2.23       --       (.06)   (.06)   24.84         9.86
    1998(d)         20.00       (.11)         2.78   2.67       --         --      --    22.67        13.35
Class R (12/97)
    2000            25.22       (.05)         4.13   4.08       --       (.01)   (.01)   29.29        16.17
    1999            22.79        .02          2.47   2.49       --       (.06)   (.06)   25.22        10.95
    1998(d)         20.00        .03          2.76   2.79       --         --      --    22.79        13.95
------------------------------------------------------------------------------------------------------------

                                                  Ratios/Supplemental Data
                       -------------------------------------------------------------------------------
                                 Before Credit/          After           After Credit/
                                 Reimbursement      Reimbursement(b)    Reimbursement(c)
                                -----------------   -----------------   -----------------
                                            Ratio               Ratio               Ratio
                                           of Net              of Net              of Net
                                          Invest-             Invest-             Invest-
                               Ratio of      ment  Ratio of      ment  Ratio of      ment
                               Expenses    Income  Expenses    Income  Expenses    Income
                       Ending        to        to        to        to        to        to
                          Net   Average   Average   Average   Average   Average   Average   Portfolio
                       Assets       Net       Net       Net       Net       Net       Net    Turnover
                        (000)    Assets    Assets    Assets    Assets    Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (12/97)
    2000             $121,610      1.37%    (.47)%     1.35%     (.45)%    1.35%     (.45)%        28%
    1999              101,080      1.27     (.18)      1.27      (.18)     1.27      (.18)         22
    1998(d)            43,092      1.42*    (.16)*     1.35*     (.09)*    1.35*     (.09)*         4
Class B (12/97)
    2000              287,993      2.13    (1.23)      2.10     (1.20)     2.10     (1.20)         28
    1999              222,156      2.02     (.93)      2.01      (.93)     2.01      (.93)         22
    1998(d)            81,823      2.17*    (.91)*     2.10*     (.84)*    2.10*     (.84)*         4
Class C (12/97)
    2000              190,520      2.13    (1.23)      2.10     (1.20)     2.10     (1.20)         28
    1999              146,927      2.01     (.93)      2.01      (.93)     2.01      (.93)         22
    1998(d)            43,260      2.17*    (.91)*     2.10*     (.84)*    2.10*     (.84)*         4
Class R (12/97)
    2000               49,256      1.12     (.21)      1.10      (.19)     1.10      (.19)         28
    1999               45,211      1.03      .08       1.03       .08      1.03       .08          22
    1998(d)            37,664      1.19*     .11*      1.10*      .20*     1.10*      .20*          4
------------------------------------------------------------------------------------------------------

*   Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable.

(c) After custodian fee credit and expense reimbursement, where applicable.

(d) From commencement of class operations as noted.

Report of Independent Public Accountants







To the Board of Trustees and Shareholders of Nuveen Rittenhouse Growth Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Rittenhouse Growth Fund (one of the portfolios constituting the Nuveen Investment Trust II (a Massachusetts business trust)), as of July 31, 2000, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Nuveen Rittenhouse Growth Fund as of July 31, 2000, the results of its operations for the year then ended, the change in its net assets for each of the two years then ended and its financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Chicago, Illinois
September 20, 2000

                                     Notes

Fund Information





Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Investment Manager

Rittenhouse Financial Services, Inc.
Two Radnor Corporate Center
Suite 400
Radnor, PA 19087-4570


Transfer Agent and Shareholder Services

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 257-8787


Legal Counsel

Chapman and Cutler
Chicago, IL


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL




NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

        Serving
Investors
           For Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, Nuveen Investments has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.



NUVEEN
   Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                                                              Nuveen Investments

                                 Growth Funds


                                                    ANNUAL REPORT  JULY 31, 2000


[PHOTOS APPEAR HERE]


                                  INVEST WELL



                                  LOOK AHEAD



                              LEAVE YOUR MARK/SM/



        Innovation
        International Growth

        Contents

  1     Dear Shareholder

  3     From the Portfolio Manager's Perspective Nuveen Innovation Fund

  7     Nuveen Innovation Fund Spotlight

  8     From the Portfolio Manager's Perspective Nuveen International Growth
        Fund

 11     Nuveen International Growth Fund Spotlight

 12     Portfolio of Investments

 16     Statement of Net Assets

 17     Statement of Operations

 18     Statement of Changes in Net Assets

 19     Notes to Financial Statements

 24     Financial Highlights

 26     Report of Independent Public Accountants

 29     Fund Information



                             Must be preceded by or accompanied by a prospectus.

DEAR
Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Harvard University, Tiffany's and Dom Perignon are each the Rolls-Royce of its market. Each is synonymous with "quality." Each has established, reinforced and marketed its brand as one that consistently delivers a quality product -- be it education, fine jewelry or champagne. Each has made a promise to its customers, and each works hard to keep that promise, year after year.

Webster defines quality as the degree of excellence that a thing possesses. Nuveen Investments defines quality by the excellence of our portfolio management and products as well as of the financial advisors you, and our firm, work with.

Quality Portfolio Management and Products In December 1999, Nuveen Investments launched the Nuveen Innovation and Nuveen International Growth funds, which this report discusses. These funds are managed by Columbus Circle Investors
(CCI), a firm that has been managing money for more than 25 years and has used a single, disciplined investment philosophy called "Positive Momentum and Positive Surprise." This philosophy is based on the premise that:

 . Strong companies tend to get stronger. CCI believes a company that demonstrates positive momentum in its business fundamentals tends to generate superior returns through rising stock prices. This represents the Positive Momentum CCI seeks.

 . Companies positively surprise when their business fundamentals and reported results exceed investor and analyst expectations. CCI believes this is often accompanied by strong, accelerating growth. This represents the Positive Surprise CCI seeks.

        I invite you to read the following interviews with the CCI management teams for the details about how this philosophy has played out for the Nuveen International Growth and Nuveen Innovation funds.

Quality Financial Advisors Nuveen Investments works through financial advisors because we believe in quality advice. Today, you face an unprecedented array of investment choices, opportunities -- and risks. Your investment advisor can offer you the professional assistance that will help bring to life your aspirations -- for yourself and your family, today and in the future.

        The potential presence of inflation and price swings in the markets reinforces the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

Looking Ahead The following interviews with the portfolio management teams of the Nuveen Innovation and Nuveen International Growth funds are intended to give you a review of your fund's performance during its fiscal period, as well as an overview of the economic environment in which it operated.

                                                           ANNUAL REPORT  page 1

        I'd like to share a few words looking ahead. Looking to the latter part of 2000, we anticipate continued investor uncertainty in the wake of recent market volatility. The challenge for Nuveen Investments is to help financial advisors work with you to re-balance portfolios with your greater family wealth management goals in mind.

        We are poised to help you reach your goals with equity and fixed-income investments that are designed to provide high quality and consistent growth. We plan to continue to enhance and diversify the investment choices we offer.

        For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

        Thank you for your continued confidence.

Sincerely,

[SIGNATURE OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board
September 18, 2000

ANNUAL REPORT  page 2

NUVEEN INNOVATION FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Innovation Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes. To help you understand the fund's performance during the fiscal period ended July 31, 2000, we spoke with Parke Logan, co-portfolio manager of the fund and managing director of CCI, the subadvisor of the fund.

Q   We'll start with a performance recap: from the fund's actual inception on
December 20, 1999, its total return as of the end of its first fiscal period -- July 31, 2000 -- was 16.30%.

        For comparison purposes, we will measure the fund's performance in the period from December 31, 1999 to July 31, 2000, during which it returned 7.88%. The Lipper Science and Technology Funds Index returned 3.16%/1/ in that period, and the S&P 500 Index returned -1.98%./2/

        At the fund's inception, the stock market was riding high, and technology stocks were on top. The new millenium began in much the same manner, with stocks climbing relentlessly. But as spring began, that feverish investor optimism waned as the markets corrected. For the first time in a while, both the so-called "new economy" and "old economy" stocks followed similar paths -- downward. What happened to cause such a dramatic turnaround?

A   Despite the seemingly endless gains to be had in the stock market in 1999 and the beginning of 2000, investor sentiment was probably on shaky ground. The Federal Reserve's interest rate hikes over the last year didn't seem to be having the intended effect of slowing down the overheated economy. As more positive economic news came, the more people realized the rate hikes probably would not cease and that continued rate hikes would cause company stock valuations to suffer. That was enough to get the ball rolling downhill.

        This reality check hit the technology world particularly hard, where many high-flying start-ups with zero profits had reaped enormous gains in stock prices. Investors may have suddenly realized that those gains perhaps were simply a result of a "bandwagon" effect, and that company fundamentals do matter. The Nasdaq Composite Index fell into bear market territory./3/

        The market rebounded in June, though, as economic reports showing evidence of a slowing economy caused investors to hope the Fed would end its year-long strategy of interest rate hikes.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. This select group of asset management firms direct the investment activities of the Nuveen Mutual Funds, and Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's advisor for growth investing, Columbus Circle Investors (CCI), is an institutional investment management firm with approximately $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes.

Performance figures are quoted for Class A shares at net asset value. Comments cover the period from the fund's inception, December 20, 1999, through July 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

/1/ The Lipper Science & Technology Funds Index is a managed index representing the average annualized total returns of the 30 largest funds in the Lipper Science & Technology Funds category. An index is not available for direct investment.

/2/ The S&P 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

/3/ The Nasdaq Composite Index is an unmanaged index that measures the more than 5,000 companies listed on the Nasdaq Stock Market Inc. An index is not available for direct investment.


                                                           ANNUAL REPORT  page 3

"The objective of the fund is to seek out what we term the 'innovators' -- companies that use innovative technologies to gain a competitive advantage in their industries, whatever they may be."


Q So, do you think price levels in technology stocks are more reasonable as a result of the 2000 bear market?

A Price levels definitely fell, but we're not concerned with prices when we're looking at companies. We look at changes in fundamentals, because we believe that the fundamentals lead the prices. Our goal is to find companies showing positive momentum and positive surprise. That is, companies with strengthening growth that repeatedly have exceeded investors' earnings expectations. We believe these types of companies generally will have rising stock prices.


Q How is "positive momentum and positive surprise" different from other styles of investing?

A Basically, this style is unique in that we focus on change. I mentioned looking for positive changes, but it works the other way too: if a company surprises the market with news of deteriorating fundamentals, we try to avoid it. Current stock price is based on historical results and current expectations. Stock prices change when earnings results differ from consensus expectations, or when the expectations themselves change. Those are the factors we look for.


Q  Did you adjust your portfolio strategy as the market began to fall?

A As the market fell in March and April, we eliminated positions in companies with short track records that traded at high prices compared to earnings. Then we focused on the highest quality and most established firms. Although these more established firms showed less true positive momentum and surprise, they also traded at much more reasonable prices and were highly recognized for their past success. We believed investors would be more likely to return to leaders like Cisco and Oracle than to the newer companies.

        It's not that we abandoned positive momentum and surprise during that period. We were just careful that any less-established holdings in the portfolio were showing such compelling momentum and surprise that investors would not ignore their accomplishments, in our opinion.


Q  Are the best days for technology stocks over, in your opinion?

A Technology in our world should continue to improve and proliferate. But it is important to remember that the fund has a much broader focus than on "typical" computer-related technology stocks. The objective of the fund is to seek out what we term the "innovators" -- companies that use innovative technologies to gain a competitive advantage in their industries, whatever they may be. These types of companies aren't what you'd think of as typical tech companies, and they definitely helped cushion the portfolio against the losses seen in the Nasdaq in the second quarter of 2000. We think investing in a mix of tech companies and innovators will remain a very viable way to invest in continuing technological advances.

ANNUAL REPORT  page 4

NUVEEN INNOVATION FUND

Sector Diversification

   [PIE CHART APPEARS HERE]

       Technology..... 82.4%

       Utilities...... 7.4%

       Healthcare..... 6.5%

       Consumer
       Cyclicals...... 1.6%

       Energy......... 2.1%


Portfolio composition is as of July 31, 2000, and is subject to change. Composition is based on the fund's stock holdings. Over time, the fund's holdings and their percentages will vary.

See Industry Diversification chart on page 6 for a further breakdown of the fund's technology holdings.


Q Can you give some examples of these "innovators" that helped boost the fund's returns during the technology rout?

A Calpine Corp. is a great example. Calpine is a non-traditional power generation company that dominates the efficient natural gas-fired power generation segment of the energy industry. It continued to surprise investors with better-than expected results, driven by its acquisition and expansion strategies that have helped the company grow its earnings. We have been rewarded by these improving results with higher stock prices.

        One innovator in biotechnology also did well over the period: a company called Affymetrix. Affymetrix developed the GeneChip system, which is used for gathering, analyzing and managing complex genetic information to make better diagnoses and treatments of disease. Its customers include pharmaceutical and biotech companies who will use their product to analyze DNA data.

        Abgenix, another biotech-oriented firm that focuses on genomics, also did extremely well.


Q Were there any "traditional" technology holdings that actually performed well in this period?

A BEA Systems is a software developer that performed well and has continually surprised investors with positive earnings news. BEA has quickly become the leader in business-to-business and Internet infrastructure systems and applications. It has a core franchise as the leader in middleware, which is software that connects different systems.

        Siebel Systems is software developer of client relationship management packages. Relationship management has been a priority with companies in many industries, and we believe software systems catering to that should continue to positively surprise.

        A third example is CIENA Corporation, which provides long-distance fiberoptic telecommunications networks. Its system is designed to alleviate capacity constraints, and the company has supply contracts with Sprint and Worldcom.


        NUVEEN INNOVATION FUND
        Top Ten Stock Holdings

        Calpine Corporation                          4.7%
        CIENA Corporation                            3.5%
        Siebel Systems, Inc.                         3.5%
        i2 Technologies Inc.                         3.5%
        Check Point Software Technologies Ltd.       3.4%
        JDS Uniphase Corporation                     3.3%
        Applied Micro Circuits Corporation           3.2%
        Oracle Corporation                           3.1%
        BEA Systems, Inc.                            3.0%
        Nortel Networks Corporation                  2.9%

The companies listed represent their respective percentages of stock holdings as of July 31, 2000. Over time, the fund's holdings and their percentages will vary.

"BEA Systems is a software developer that performed well and has continually surprised investors with positive earnings news."

                                                           ANNUAL REPORT  page 5

"We will continue to track the changes in the industry and in the markets, and, regardless of interest rates, plan to stick to our strategy of seeking fast-growing companies that exceed market expectations."


Q  You followed a set of interesting themes. What were some of those themes?

A One of our technological themes has been bandwidth, a cheaper and faster way to improve the "throughput" or information-carrying capacity on any given line in a network. There is not enough bandwidth available and demand has been increasing and insatiable.

        Client relationship management software was an important theme, as was business-to-business Internet applications. It has been a great time for the semiconductor industry too, as it builds on its cyclical recovery.

        The wireless theme was strong through the first quarter, but the cellular phone industry has begun a product transition from second-generation digital networks to wireless Internet. Since it takes a certain period of time for these transitions to play out, product capability began to lag, so people buying new phones have been limited for the most part to the lower-priced -- and lower-profit margin -- second-generation products. Although the market has seen disappointing results from companies like Nokia and Ericsson, we believe that wireless will come back again as capability catches up.


NUVEEN INNOVATION FUND

Industry Diversification (Top 5)

        Computer Software & Services       31.8%
        ----------------------------------------
        Communication Equipment            10.1%
        ----------------------------------------
        Computer Networking                 8.9%
        ----------------------------------------
        Electronics Semiconductors          8.3%
        ----------------------------------------
        Electronic Companies                7.4%
        ----------------------------------------

The Industries listed represent their respective percentages of stock holdings as of July 31, 2000. Over time, the fund's holdings and their percentages will vary.


Q  What is your outlook for the fund going into its next fiscal year?

A As I said, technology and innovation are trends that are not going away anytime soon. Obviously, we will be watching closely to see what the Fed's next moves are, because more interest rate increases could mean more market volatility. We don't predict the future, but we do follow market sentiment and expectations very closely, and act on changes. (Editor's note: the Fed kept rates unchanged at its August 22, 2000, meeting).

        We will continue to track the changes in the industry and in the markets, and, regardless of interest rates, plan to stick to our strategy of seeking fast-growing companies that exceed market expectations.

Annual Report  page 6

NUVEEN INNOVATION FUND

Fund Spotlight as of July 31, 2000

 Quick Facts
                       A Shares       B Shares      C Shares      R Shares
NAV                      $23.27          $23.15        $23.17        $23.29
----------------------------------------------------------------------------
Fund Symbol                 N/A           NIFBX         NIFCX           N/A
----------------------------------------------------------------------------
CUSIP                 67065W886       67065W878     67065W860     67065W852
----------------------------------------------------------------------------
Inception Date            12/99           12/99         12/99         12/99
----------------------------------------------------------------------------

  Total Returns as of 7/31/00/1/

                     A Shares           B Shares          C Shares      R Shares
                   NAV       Offer   NAV     w/CDSC     NAV      w/CDSC    NAV
YTD*               7.88%    1.66%    7.38%    2.38%    7.42%      6.42%   8.02%
--------------------------------------------------------------------------------
Since Inception*  16.30%    9.61%   15.70%   10.70%   15.80%     14.80%  16.45%
--------------------------------------------------------------------------------

  Total Returns as of 6/30/00/1/

                     A Shares           B Shares          C Shares      R Shares
                   NAV      Offer    NAV     w/CDSC     NAV      w/CDSC      NAV
YTD*              12.06%    5.59%   11.60%    6.60%   11.64%     10.64%  12.15%
--------------------------------------------------------------------------------
Since Inception*  20.80%   13.87%   20.25%   15.25%   20.35%     19.35%  20.90%
--------------------------------------------------------------------------------

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year.

* Cumulative

Index Comparison

                         [MOUNTAIN CHART APPEARS HERE]

                                                                          LIPPER SCIENCE
          NUVEEN INNOVATION   NUVEEN INNOVATION   STANDARD AND POOR'S   AND TECHNOLOGY FUND
             FUND (NAV)          FUND (OFFER)          500 INDEX               INDEX
12/1999        10,000               9,425               10,000                10,000
7/2000         10,789              10,169                9,803                10,317

----- Nuveen Innovation Fund (NAV) $10,789
----- Nuveen Innovation Fund (Offer) $10,169
----- Standard and Poor's 500 Index $9,803
----- Lipper Science & Technology Fund Index $10,317

 . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It also shows the Nuveen fund at NAV. Both are compared to the Standard and Poor's Index and the Lipper Science & Technology Fund Index, which do not reflect any initial or ongoing expenses. An index is not available for direct investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Portfolio Allocation

[PIE CHART APPEARS HERE]

          Equity....100%

 . The fund is actively managed, and its holdings, diversification and allocation will vary over time.

Portfolio Statistics

Total Net Assets             $100.1 million
--------------------------------------------
Beta                                   1.21
--------------------------------------------
Average Market
Capitalization (Stocks)         $48 billion
--------------------------------------------
Number of Stocks                         43
--------------------------------------------
Turnover Rate (for reporting period)    117%
--------------------------------------------
Expense Ratio*                         1.86%
--------------------------------------------

* Class A shares after credit/reimbursement

Terms To Know

The following are a few terms used throughout this report.

Beta is a measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market Capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped in these main categories:
Large cap:  over $5 billion in market capitalization
Mid cap:    between $1 billion and $5 billion
Small cap:  $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.



                                                           Annual Report  page 7

NUVEEN INTERNATIONAL GROWTH FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. This select group of asset management firms direct the investment activities of the Nuveen Mutual Funds, and Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's advisor for growth investing, Columbus Circle Investors (CCI), is an institutional investment management firm with approximately $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes.

Performance figures are quoted for Class A shares at net asset value. Comments cover the period from the fund's inception, December 20, 1999, through July 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

*The Lipper International Funds Index is a managed index representing the average annualized total returns of the 30 largest funds in the Lipper International Funds category. The Morgan Stanley All Country World Index ex-USA is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. Indices are not available for direct investment.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

Performance for very short periods of time should not be the sole factor in your investment decision.

Nuveen International Growth Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes. To help you understand the fund's performance during its first fiscal period ended July 31, 2000, we spoke with Matthew Goldsmith, co-portfolio manager of the fund and managing director of CCI, the subadvisor of the fund.

Q It was certainly an interesting period in history for the fund's debut at the end of 1999. Can you describe the worldwide financial market environment?

A The fund opened in December 1999 amid explosive performance in the equity markets worldwide, led by technology stocks which seemed to know no limits. But the U.S. Federal Reserve's series of interest rate increases resumed in January, and within two months market volatility not seen in years set in around the world as investors feared the rate hikes would begin to hurt corporate profits. "Old economy" and "new economy" stocks alike were dragged down.

     The world will have to wait to see whether the Fed and other central banks' interest rate hikes have had their intended effect of slowing the economy. If not, more hikes may be in store and, most likely, more volatility. Despite all this, the fund met its objectives.

Q Let's talk about the fund's performance. Remarkable performance in the first 11 days of the fund's life boosted the fund's actual since-inception total return (from December 20, 1999) to 14.65%. For comparison purposes, we will measure performance in the period from December 31, 1999 to July 31, 2000, during which it returned 4.75% against its benchmarks: the Lipper International Funds Index, which returned -7.22%, and the Morgan Stanley All Country World Index ex-USA, which returned -6.89%*. How do you explain the fund's outperformance over its benchmarks given its overweighting in technology?

A Technology was still important, in fact it was one of the most important themes that we followed -- we were just very selective about what kinds of technology companies we chose for the fund. The difference was we focused on what we believed were quality stocks whose positive reports had been consistent. We are not willing to commit to the lower-tier, unproven names.

     One example of a high-quality technology company included STMicroelectronics, a French producer of semiconductor integrated circuits and devices. The semiconductor industry has been enjoying a strong rebound, and although it originated in the U.S., our approach allowed us to pick up on it in other regions of the world that house promising companies in this sector.

ANNUAL REPORT  page 8

     Another example was Check Point Software Technologies, an Israeli company specializing in Internet firewalls -- or protection of company systems from intruders -- and virtual private networks. Check Point is an example of a company that has benefited from the explosive growth of the Internet, and of the security that companies need when their resources are at stake.

     The fund was basically positioned more defensively than usual, though, in response to the turbulent markets.

NUVEEN INTERNATIONAL GROWTH FUND

Top Ten Stock Holdings
Anritsu Corporation                     3.3%
--------------------------------------------
Nortel Networks Corporation             3.3%
--------------------------------------------
Alcatel                                 3.2%
--------------------------------------------
Schering AG                             2.8%
--------------------------------------------
Thomson Multimedia Sponsored ADR        2.7%
--------------------------------------------
Vestas Wind Systems A/S                 2.7%
--------------------------------------------
ARM Holdings plc                        2.6%
--------------------------------------------
Heineken NV                             2.6%
--------------------------------------------
William Demant A/S                      2.6%
--------------------------------------------
Tecan AG                                2.6%
--------------------------------------------

The companies listed represent their respective percentages of stock holdings as of July 31, 2000. Over time, the fund's holdings and their percentages will vary. The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

Q What do you mean by "defensive?"

A It was actually the natural result of our positive momentum/positive surprise approach, not a conscious change in strategy to "defensive." Again, because of our approach, we were able to single out holdings in sectors that we believed were more likely to hold up very well amid the turmoil due to the "positively" surprising nature of the fundamentals.

NUVEEN INTERNATIONAL GROWTH FUND

Sector Diversification

   [PIE CHART APPEARS HERE]

Technology..............38.8%
Capital Goods...........18.0%
Healthcare..............14.4%
Consumer Staples.........9.3%
Consumer Cyclicals.......6.8%
Transportation...........5.8%
Energy...................3.6%
Financials...............2.0%
Utilities................1.3%

Portfolio composition is as of July 31, 2000, and is subject to change. Composition is based on the fund's stock holdings.

Examples of defensive holdings that our research turned up include healthcare stocks -- which so far have made a strong comeback in 2000 -- such as Takeda, Schering and SmithKline Beecham, and energy stocks such as Total Fina Elf. (SmithKline Beecham and Total Fina Elf were sold out of the portfolio before the end of the period.) Precision Drilling Corporation of Canada was an example of an old economy stock that performed very well. Precision provides oil field and industrial services in the U.S. and Canada, and has benefitted from the industrial supply/demand imbalance stemming from the lack of investment in gas fields over the last couple of years.

Q How is the "positive momentum and positive surprise" approach different from other styles of investing?

A In our discipline, we try to invest in good companies believed to be getting stronger, exhibited by improving fundamentals and positively surprising results. We believe companies with these attributes are usually accompanied by consistently rising stock prices. We don't just look at "cheap" stocks and wait for prices to rise.

"Because of our approach, we were able to single out holdings in sectors that we believed were more likely to hold up very well amid the turmoil due to the `positively' surprising nature of the fundamentals."

                                                           ANNUAL REPORT  page 9

"In our discipline, we try to invest in good companies believed to be getting stronger, exhibited by improving fundamentals and positively surprising results.
 . . . We don't just look at `cheap' stocks and wait for prices to rise."

     Current stock price is based on historical operating results and related news, as well as consensus expectations for the company, industry and economy. Changes in stock price can occur for one of two reasons: earnings results are different from consensus expectations, or the expectations themselves change.

     Change -- perceived and real change -- is a very important factor that we look at when selecting stocks. That's true for the negative side as well as the positive: if a company surprises the market with negative news, we try to avoid it.


Q Let's talk about Europe, whose new currency passed the one-year mark in January. The euro has mainly been newsworthy because of its weakness against the dollar and yen. What does this mean for those who invest in Europe?

A The euro has been weak mainly as a result of the strength of the dollar and yen. The irony is we should start seeing stronger earnings from European companies as the weak euro makes their products more competitive abroad. Short term, it may increase inflation expectations and may cause central banks to raise rates to reduce inflation, which may slow down the economy. But the European economy is fundamentally strong, and we believe the weak euro is a temporary condition and nothing to be alarmed about in the long-term.


Q What is your outlook for the world's financial markets in the coming months?

A Worldwide interest rates will be a big determinant of what the markets will do, and rates will be a key factor we'll be watching closely. Our job is to track expectations as they change. How the world's central banks choose to react to unfolding economic news will have an effect on corporate profits.

     One area we'll be paying close attention to is the Japanese economy, because of its tremendous impact on Asian markets. Japan has convinced the world that their economy has improved -- they just haven't convinced their own residents. Consumer spending, which is absolutely essential to Japan's economic recovery, has not dramatically improved.

     In the technology arena, many wonder if the turbulence recently indicates that the best days are over. But we believe technology and technology spending are still extremely important. Tech companies are a big part of the market, and companies in all industries are using technology more than ever.

     Going forward, we are very optimistic about our technology themes such as broadband and wireless data. In healthcare, we see technological improvement becoming more important with the growth of genomics and the rapidity with which new, more powerful drugs are brought to market.

ANNUAL REPORT  page 10

NUVEEN INTERNATIONAL GROWTH FUND

Fund Spotlight as of July 31, 2000

Quick Facts

                       A Shares        B Shares        C Shares        R Shares
NAV                      $22.93          $22.82          $22.82          $22.96
-------------------------------------------------------------------------------
Fund Symbol                 N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------
CUSIP                 67065W506       67065W605       67065W704       67065W803
-------------------------------------------------------------------------------
Inception Date            12/99           12/99           12/99           12/99
-------------------------------------------------------------------------------

Total Returns as of 7/31/00/+/

                         A Shares         B Shares       C Shares     R Shares
                       NAV     Offer   NAV    w/CDSC   NAV    w/CDSC     NAV
YTD*                  4.75%   -1.29%   4.30%  -0.70%   4.30%   3.30%    4.89%
-------------------------------------------------------------------------------
Since Inception*     14.65%    8.06%  14.10%   9.10%  14.10%  13.10%   14.80%

Total Returns as of 6/30/00/+/

                         A Shares        B Shares        C Shares     R Shares
                       NAV     Offer   NAV    w/CDSC   NAV    w/CDSC     NAV
YTD*                  6.62%    0.47%   6.22%   1.22%   6.22%   5.22%    6.76%
--------------------------------------------------------------------------------
Since Inception*     16.70%   10.01%  16.20%  11.20%  16.20%  15.20%   16.85%

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year.
* Cumulative

Portfolio Statistics

Total Net Assets                  $38.3 million
------------------------------------------------
Beta                                       1.29
------------------------------------------------
Average Market
Capitalization (Stocks)             $28 billion
------------------------------------------------
Number of Stocks                             56
------------------------------------------------
Turnover Rate (for reporting period)        111%
------------------------------------------------
Expense Ratio*                             1.83%
------------------------------------------------

* Class A shares after credit/reimbursement

Index Comparison.

[MOUNTAIN CHART APPEARS HERE]

          NUVEEN INTERNATIONAL   NUVEEN INTERNATIONAL    MSCI ALL COUNTRY    LIPPER INTERNATIONAL
           GROWTH FUND (OFFER)    GROWTH FUND (NAV)     WORLD INDEX EX-USA        FUND INDEX
12/1999           9,425                10,000                 10,000                10,000
7/2000            9,874                10,476                  9,312                 9,279

---Nuveen International Growth Fund (Offer) $9,874
---Nuveen International Growth Fund (NAV) $10,476
---MSCI All Country World Index ex-USA $9,312
---Lipper International Fund Index $9,279

 . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It also shows the Nuveen fund at NAV. Both are compared to the Lipper International Fund Index and the MSCI All Country World Index ex-USA, which do not reflect any initial or ongoing expenses. An index is not available for direct investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Portfolio Allocation.

[PIE CHART APPEARS HERE]

Equity......100%

 . The fund is actively managed, and its holdings, diversification and allocation will vary over time.


 Country Allocation (Top 10)*

   Japan           16.7%
----------------------------
   United Kingdom  15.2%
----------------------------
   France          13.6%
----------------------------
   Germany          8.2%
----------------------------
   Canada           6.9%
----------------------------
   Denmark          6.5%
----------------------------
   Norway           4.5%
----------------------------
   Israel           4.0%
----------------------------
   Hong Kong        4.0%
----------------------------
   Sweden           3.3%
----------------------------

*As a percentage of stock holdings as of July 31, 2000. Holdings are subject to change.

The fund's investments in foreign stocks present additional risks including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.


Terms To Know

The following are a few terms used throughout this report.

Beta is a measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market Capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped in these main categories:
Large cap: over $5 billion in market capitalization
Mid cap:   between $1 billion and $5 billion
Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.


                                                          ANNUAL REPORT  page 11

Portfolio of Investments

Nuveen Innovation Fund
July 31, 2000


                                                                          Market
  Shares      Description                                                  Value
--------------------------------------------------------------------------------
              COMMON STOCKS - 89.8%
              Consumer Cyclicals - 1.4%
   23,400     Gemstar-TV Guide International, Inc. #               $   1,423,013
--------------------------------------------------------------------------------
              Energy - 1.9%
   27,200     Dynegy Inc.                                              1,914,200
--------------------------------------------------------------------------------
              Healthcare - 5.8%
   38,000     Abgenix, Inc. #                                          1,904,750
   13,975     Affymetrix, Inc. #                                       1,908,243
   30,500     First Health Group Corp. #                                 934,063
   10,700     United Therapeutics Corporation #                        1,048,600
--------------------------------------------------------------------------------
              Technology - 74.1%
   18,500     Altera Corporation #                                     1,816,469
   21,000     Amdocs Limited #                                         1,410,938
   24,550     Analog Devices, Inc. #                                   1,641,781
   24,700     Applied Materials, Inc. #                                1,874,113
   19,000     Applied Micro Circuits Corporation #                     2,835,750
   21,875     Ariba, Inc. #                                            2,536,133
   61,800     BEA Systems, Inc. #                                      2,661,263
   10,000     Broadcom Corporation #                                   2,242,500
   27,950     Business Objects S.A. Sponsored ADR #                    2,641,275
   26,600     Check Point Software Technologies Ltd. #                 3,085,600
   22,325     CIENA Corporation #                                      3,172,941
   36,050     Cisco Systems, Inc. #                                    2,359,022
   29,500     Commerce One, Inc. #                                     1,240,844
   78,700     Compaq Computer Corporation                              2,208,519
   19,700     Copper Mountain Networks, Inc. #                         1,553,530
   10,575     Cree, Inc. #                                             1,189,027
   59,650     Dynatech Corporation #                                   1,700,025
   12,425     Extreme Networks, Inc. #                                 1,735,035
   24,130     i2 Technologies, Inc. #                                  3,130,868
   24,900     JDS Uniphase Corporation #                               2,941,313
   36,000     KLA-Tencor Corporation #                                 1,917,000
   13,250     Mercury Interactive Corporation #                        1,315,270
   12,750     Micromuse Inc. #                                         1,654,113
   23,400     Network Appliance, Inc. #                                2,016,788
   35,550     Nortel Networks Corporation                              2,644,031
   37,525     Oracle Corporation  #                                    2,821,411
   56,550     Palm, Inc. #                                             2,205,450
   32,525     Portal Software, Inc. #                                  1,637,939
   14,550     Redback Networks Inc. #                                  1,891,500
   21,850     Siebel Systems, Inc. #                                   3,168,250
   21,300     Sun Microsystems, Inc. #                                 2,245,819
   26,450     Teradyne, Inc. #                                         1,676,269
   34,725     Vitria Technology, Inc. #                                1,640,756
   18,575     Waters Corporation #                                     2,203,459

                                                                          Market
  Shares      Description                                                  Value
--------------------------------------------------------------------------------
              Technology (continued)
    8,200     Yahoo! Inc. #                                        $   1,055,238
--------------------------------------------------------------------------------
              Utilities - 6.6%
   45,425     The AES Corporation #                                    2,427,392
   59,200     Calpine Corporation #                                    4,218,000
--------------------------------------------------------------------------------
              Total Investments (cost $80,251,066) - 89.8%            89,848,500
              ------------------------------------------------------------------
              Other Assets Less Liabilities - 10.2%                   10,204,882
              ------------------------------------------------------------------
              Net Assets - 100%                                    $ 100,053,382
              ==================================================================

              #  Non-income producing.


13                               See accompanying notes to financial statements.

Portfolio of Investments
Nuveen International Growth Fund
July 31, 2000

                                                                                 Market
               Shares   Description                                               Value
               ------------------------------------------------------------------------
                        COMMON STOCKS - 89.1%
                        Capital Goods - 16.1%
                38,000  Asahi Glass Company, Limited                           $364,118
                29,000  Assa Abloy AB                                           550,207
                    49  CRH plc                                                     831
               126,000  ERG Limited                                             703,275
                62,000  Johnson Electric Holdings Limited                       602,231
                67,000  Nippon Sheet Glass Company, Limited                     855,995
                12,000  Singulus Technologies AG                                766,672
                17,100  Skanska AB                                              566,824
                31,000  Tomra Systems ASA                                       815,467
                21,300  Vestas Wind Systems A/S                                 926,375
                -----------------------------------------------------------------------
                        Consumer Cyclicals - 6.0%
                14,000  Pioneer Corporation                                     459,938
                55,000  Sanyo Electric Co., Ltd.                                405,046
                14,000  Thomson Multimedia Sponsored ADR #                      930,125
                 7,500  WPP Group plc Sponsored ADR                             517,500
                -----------------------------------------------------------------------
                        Consumer Staples - 8.3%
                 3,800  Groupe Danone                                           570,769
                15,600  Heineken NV                                             891,875
                23,000  Kirin Beverage Corporation                              548,868
                22,100  Mediaset S.p.A.                                         349,149
                10,000  Promotora de Informaciones S.A. #                       228,408
                 8,100  Societe Television Francaise 1                          601,940
                -----------------------------------------------------------------------
                        Energy - 3.2%
                10,000  Alberta Energy Company Ltd.                             361,758
                25,200  Precision Drilling Corporation #                        859,950
                -----------------------------------------------------------------------
                        Financials - 1.8%
                41,000  Bipop-Carire S.p.A.                                     333,179
                29,000  DBS Group Holdings Limited                              349,539
                -----------------------------------------------------------------------
                        Healthcare - 12.9%
                 8,900  Aventis S.A. (DD)                                       669,169
                18,000  Chugai Pharmaceutical Co., Ltd.                         327,377
                15,000  deCode Genetics, Inc. #                                 385,313
                 2,050  Novo Nordisk A/S                                        399,683
                16,500  Schering AG                                             961,676
                 7,000  Takeda Chemical Industries, Ltd.                        415,222
                   850  Tecan AG                                                881,523
                25,500  William Demant A/S                                      884,064
                -----------------------------------------------------------------------

14

                                                                                  Market
               Shares   Description                                                Value
               -------------------------------------------------------------------------
                        Technology - 34.4%
                15,000  Alcatel                                              $ 1,106,365
                56,000  Anritsu Corporation                                    1,121,738
                79,200  ARM Holdings plc #                                       897,345
                 6,000  AudioCodes Ltd. #                                        594,000
                80,000  Baltimore Technologies plc #                             763,229
                11,800  Bookham Technology plc Sponsored ADR #                   740,450
                 6,600  Check Point Software Technologies Ltd. #                 765,600
                90,000  China Unicom Limited #                                   209,463
                16,000  China Unicom Limited Sponsored ADR #                     377,000
                82,168  Datacraft Asia Limited                                   612,152
                20,800  Jenoptik AG                                              549,291
                28,400  Logica plc                                               735,851
                     1  Macronix International Co., Ltd. Sponsored ADR #              13
                44,800  Marconi plc (DD)                                         715,904
                28,000  NEC Corporation                                          746,122
                     1  Net One Systems Co., Ltd.                                 10,723
                13,180  Nokia Oyj Sponsored ADR                                  584,039
                15,000  Nortel Networks Corporation                            1,115,625
               107,100  Spirent plc                                              799,212
                13,500  STMicroelectronics N.V.                                  768,656
               -------------------------------------------------------------------------
                        Transportation - 5.2%
               360,000  Cathay Pacific Airways                                   757,068
                20,500  Deutsche Lufthansa AG                                    506,607
                57,500  Frontline Limited #                                      717,330
               -------------------------------------------------------------------------
                        Utilities - 1.2%
                    18  NTT DeCoMo, Inc. #                                       451,720
               -------------------------------------------------------------------------
                        Total Investments (cost $31,535,441) - 89.1%          34,129,569
                        ----------------------------------------------------------------
                        Other Assets Less Liabilities - 10.9%                  4,172,857
                        ----------------------------------------------------------------
                        Net Assets - 100%                                    $38,302,426
                        ================================================================

                        Country Allocation (as a percentage of the fund's net assets)
                        ----------------------------------------------------------------
                        Japan                  15.0%      Singapore                 2.5%
                        ----------------------------------------------------------------
                        United Kingdom         13.6       Netherlands               2.3
                        ----------------------------------------------------------------
                        France                 12.1       Switzerland               2.3
                        ----------------------------------------------------------------
                        Germany                 7.3       Australia                 1.8
                        ----------------------------------------------------------------
                        Canada                  6.1       Italy                     1.8
                        ----------------------------------------------------------------
                        Denmark                 5.8       China                     1.5
                        ----------------------------------------------------------------
                        Norway                  4.0       Finland                   1.5
                        ----------------------------------------------------------------
                        Israel                  3.5       Iceland                   1.0
                        ----------------------------------------------------------------
                        Hong Kong               3.5       Spain                     0.6
                        ----------------------------------------------------------------
                        Sweden                  2.9
                        ----------------------------------------------------------------

                        # Non-income producing.
                        (DD) Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.

Statement of Net Assets
July 31, 2000

                                                                                  International
                                                                   Innovation            Growth
-----------------------------------------------------------------------------------------------
Assets
Investment securities, at market value
   (cost $80,251,066 and $31,535,441, respectively)              $ 89,848,500      $ 34,129,569
Cash                                                                5,540,104         3,478,826
Receivables:
   Dividends                                                               --            13,414
   Investments sold                                                 6,761,328           475,297
   Shares sold                                                        796,477         1,706,848
Other assets                                                              180             2,623
-----------------------------------------------------------------------------------------------
        Total assets                                              102,946,589        39,806,577
-----------------------------------------------------------------------------------------------
Liabilities
Payables:
   Investments purchased                                            2,452,432         1,385,582
   Net unrealized depreciation on unsettled foreign currency
     forward contracts from transaction hedges                             --               714
   Shares redeemed                                                    187,084            60,643
Accrued expenses:
   Management fees                                                     89,510             8,653
   12b-1 distribution and service fees                                 70,636            12,892
Other liabilities                                                      93,545            35,667
-----------------------------------------------------------------------------------------------
      Total liabilities                                             2,893,207         1,504,151
-----------------------------------------------------------------------------------------------
Net assets                                                       $100,053,382       $38,302,426
===============================================================================================
Class A Shares
Net assets                                                       $ 22,837,927       $10,676,344
Shares outstanding                                                    981,587           465,631
Net asset value and redemption price per share                   $      23.27       $     22.93
Offering price per share (net asset value per share plus
   maximum sales charge of 5.75% of offering price)              $      24.69       $     24.33
===============================================================================================
Class B Shares
Net assets                                                       $ 33,288,220       $ 6,435,408
Shares outstanding                                                  1,438,109           281,969
Net asset value, offering and redemption price per share         $      23.15       $     22.82
===============================================================================================
Class C Shares
Net assets                                                       $ 39,907,012       $ 6,925,300
Shares outstanding                                                  1,722,673           303,451
Net asset value, offering and redemption price per share         $      23.17       $     22.82
===============================================================================================
Class R Shares
Net assets                                                       $  4,020,223       $14,265,374
Shares outstanding                                                    172,608           621,217
Net asset value, offering and redemption price per share         $      23.29       $     22.96
===============================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
December 20, 1999 (commencement of operations) through July 31, 2000

                                                                                         International
                                                                           Innovation           Growth
-------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax expense of $0 and $12,128, respectively)    $    30,121      $   111,394
-------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                               434,325          169,836
12b-1 service fees -- Class A                                                  22,150            8,801
12b-1 distribution and service fees -- Class B                                132,504           20,293
12b-1 distribution and service fees -- Class C                                183,716           21,048
Shareholders' servicing agent fees and expenses                                65,512           18,037
Custodian's fees and expenses                                                  94,143           63,747
Trustees' fees and expenses                                                     2,316            1,210
Professional fees                                                              37,297           37,433
Shareholders' reports -- printing and mailing expenses                         23,597           23,794
Federal and state registration fees                                            12,791            2,727
Organizational expenses                                                        87,759           87,759
Other expenses                                                                  1,432              930
-------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement        1,097,542          455,615
    Custodian fee credit                                                      (13,046)         (10,201)
    Expense reimbursement                                                     (57,200)        (157,005)
-------------------------------------------------------------------------------------------------------
Net expenses                                                                1,027,296          288,409
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                 (997,175)        (177,015)
-------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
    Investment transactions                                               (14,271,235)      (2,917,173)
    Foreign currency transactions                                                  --          (82,006)
Net change in unrealized appreciation or depreciation of investments        9,597,434        2,594,128
Net change in unrealized gain (loss) on translation of assets and
  liabilities denominated in foreign currencies                                    --             (707)
-------------------------------------------------------------------------------------------------------
Net gain (loss)                                                            (4,673,801)        (405,758)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     $(5,670,976)     $  (582,773)
=======================================================================================================


                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
December 20, 1999 (commencement of operations) through July 31, 2000

                                                                                         International
                                                                           Innovation           Growth
-------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                            $   (997,175)      $  (177,015)
Net realized gain (loss):
    Investment transactions                                              (14,271,235)       (2,917,173)
    Foreign currency transactions                                                 --           (82,006)
Net change in unrealized appreciation or depreciation of investments       9,597,434         2,594,128
Net change in unrealized gain (loss) on translation of assets and
  liabilities denominated in foreign currencies                                   --              (707)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     (5,670,976)         (582,773)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                         121,319,755        44,607,727
Cost of shares redeemed                                                  (15,595,397)       (5,722,528)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                  105,724,358        38,885,199
-------------------------------------------------------------------------------------------------------
Net increase in net assets                                               100,053,382        38,302,426
Net assets at the beginning of year                                               --                --
-------------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $100,053,382       $38,302,426
=======================================================================================================
Balance of undistributed net investment income at the end of year       $         --       $        --
=======================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements


1.  General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Innovation Fund ("Innovation") and the Nuveen International Growth Fund ("International Growth") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Innovation Fund will invest at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry and in companies that develop, provide and service those technologies in order to provide capital appreciation without consideration for income.

The International Growth Fund primarily invests in common stocks of medium and large capitalization companies domiciled in countries other than the United States in order to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation

Common stocks and other equity-type securities held by the Funds are valued at the last sales price on the securities exchange on which such securities are primarily traded; however, securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the most recent bid prices.


Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2000, the International Growth Fund had outstanding delayed delivery purchase commitments of $1,385,582.


Investment Income

Dividend income is recorded on the ex-dividend date.


Dividends and Distributions to Shareholders

Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

Each Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.


Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


Derivative Financial Instruments

The Funds may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period December 20, 1999 (commencement of operations) through July 31, 2000. The International Growth Fund has entered into foreign currency forward contracts for hedging purposes as described in the Foreign Currency Transactions paragraph below.


Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.


Foreign Currency Translations

To the extent that the Funds invest in securities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.


Foreign Currency Transactions

The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward contracts, options and futures transactions. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of July 31, 2000, the International Growth Fund had outstanding foreign currency forward contracts as follows:

                                                                      Unrealized
U.S. Dollars                                     Settlement         Depreciation
        Sold     Foreign Currency Purchased            Date     at July 31, 2000
--------------------------------------------------------------------------------
$    434,858     Japanese Yen (47,729,968)      August 2000               $  714
================================================================================

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:

                              Innovation                  International Growth
                     ---------------------------       ---------------------------
                      12/20/99 (commencement of         12/20/99 (commencement of
                     operations) through 7/31/00       operations) through 7/31/00
                     ---------------------------       ---------------------------
                        Shares            Amount          Shares            Amount
----------------------------------------------------------------------------------
Shares sold:
   Class A           1,094,867      $ 28,031,334         688,138       $16,789,418
   Class B           1,515,026        39,404,769         291,764         7,292,298
   Class C           1,858,190        44,893,290         306,615         7,652,475
   Class R             424,389         8,990,362         623,340        12,873,536
----------------------------------------------------------------------------------
                     4,892,472       121,319,755       1,909,857        44,607,727
----------------------------------------------------------------------------------
Shares redeemed:
   Class A            (113,280)       (2,721,654)       (222,507)       (5,355,338)
   Class B             (76,917)       (1,798,217)         (9,795)         (241,683)
   Class C            (135,517)       (3,156,576)         (3,164)          (76,201)
   Class R            (251,781)       (7,918,950)         (2,123)          (49,306)
----------------------------------------------------------------------------------
                      (577,495)      (15,595,397)       (237,589)       (5,722,528)
----------------------------------------------------------------------------------
Net increase         4,314,977      $105,724,358       1,672,268       $38,885,199
==================================================================================

3. Securities Transactions

Purchases and sales of common stocks for the period December 20, 1999 (commencement of operations) through July 31, 2000, were as follows:

                                                  Innovation    International Growth
------------------------------------------------------------------------------------
Purchases                                      $ 169,264,886            $ 61,361,093
Sales                                             74,742,586              26,908,478
====================================================================================

At July 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                  Innovation    International Growth
------------------------------------------------------------------------------------
                                               $  94,522,300            $ 34,452,614
====================================================================================

4. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at July 31, 2000, were as follows:

                                                  Innovation    International Growth
------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                $  13,315,729            $  3,887,634
   depreciation                                  (17,989,529)             (4,210,679)
------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)     $  (4,673,800)           $   (323,045)
====================================================================================

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), each Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of each Fund as follows:

                                                  Innovation    International Growth
------------------------------------------------------------------------------------
For the first $125 million                            1.0000%                 1.0500%
For the next $125 million                              .9875                  1.0375
For the next $250 million                              .9750                  1.0250
For the next $500 million                              .9625                  1.0125
For the next $1 billion                                .9500                  1.0000
For net assets over $2 billion                         .9250                   .9750
====================================================================================

The Adviser may voluntarily agree to reimburse expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Columbus Circle Investors ("CCI") under which CCI manages the investment portfolios of the Funds. CCI is compensated for its services from the management fee paid to the Adviser. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the period December 20, 1999 (commencement of operations) through July 31, 2000, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                          Innovation      International Growth
------------------------------------------------------------------------------
Sales charges collected                    $ 243,750                 $ 105,241
Paid to authorized dealers                   218,715                    93,370
==============================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period December 20, 1999 (commencement of operations) through July 31, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                          Innovation      International Growth
------------------------------------------------------------------------------
Commission advances                      $ 1,650,773                 $ 310,961
==============================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the period December 20, 1999 (commencement of operations) through July 31, 2000, the Distributor retained such 12b-1 fees as follows:

                                          Innovation      International Growth
------------------------------------------------------------------------------
12b-1 fees retained                        $ 277,249                  $ 34,783
==============================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the period December 20, 1999 (commencement of operations) through July 31, 2000, as follows:

                                          Innovation      International Growth
------------------------------------------------------------------------------
CDSC retained                               $ 86,661                   $ 3,235
==============================================================================

At July 31, 2000, the Distributor owned 1,250 shares of the International Growth Fund's Class A, B, and C and The John Nuveen Company owned 496,250 shares of Class R.

6. Composition of Net Assets
At July 31, 2000, the Funds had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:


                                          Innovation      International Growth
------------------------------------------------------------------------------
Capital paid-in                        $ 104,727,183              $ 38,708,184
Balance of undistributed net
 investment income                                --                        --

Accumulated net realized gain (loss)
 from investment transactions and
 foreign currency transactions           (14,271,235)               (2,999,179)

Net unrealized appreciation of
 investments                               9,597,434                 2,594,128

Net unrealized gain (loss) on
 translation of assets and liabilities
 denominated in foreign currencies                --                      (707)
------------------------------------------------------------------------------
Net assets                             $ 100,053,382              $ 38,302,426
==============================================================================

Financial Highlights



Selected data for a share outstanding throughout the period December 20, 1999 (commencement of operations) through July 31, 2000:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                              -------------------------------   ----------------------------
Innovation                                        Net
                                            Realized/
                  Beginning          Net   Unrealized                                          Ending
                        Net   Investment   Investment                  Net                        Net    Total
Year Ended            Asset      Income/         Gain           Investment   Capital            Asset   Return
July 31,              Value       (Loss)       (Loss)   Total       Income     Gains   Total    Value      (a)
---------------------------------------------------------------------------------------------------------------
Class A (12/99)
  2000 (d)           $20.00       $(.26)        $3.53   $3.27         $ --      $ --    $ --   $23.27    16.30%
Class B (12/99)
  2000 (d)            20.00        (.37)         3.52    3.15           --        --      --    23.15    15.70
Class C (12/99)
  2000 (d)            20.00        (.37)         3.54    3.17           --        --      --    23.17    15.80
Class R (12/99)
  2000 (d)            20.00        (.21)         3.50    3.29           --        --      --    23.29    16.45
===============================================================================================================

Class (Inception Date)
                                                    Ratios/Supplemental Data
                   --------------------------------------------------------------------------------------------
                                 Before Credit/              After               After Credit/
                                 Reimbursement         Reimbursement (b)       Reimbursement (c)
                             ---------------------   ---------------------   ---------------------
                                             Ratio                   Ratio                   Ratio
Innovation                                  of Net                  of Net                  of Net
                             Ratio of   Investment   Ratio of   Investment   Ratio of   Investment
                             Expenses       Income   Expenses       Income   Expenses       Income
                    Ending         to    (Loss) to         to    (Loss) to         to    (Loss) to
                       Net    Average      Average    Average      Average    Average      Average   Portfolio
Year Ended           Asset        Net          Net        Net          Net        Net          Net    Turnover
July 31,             (000)     Assets       Assets     Assets       Assets     Assets       Assets        Rate
---------------------------------------------------------------------------------------------------------------
Class A (12/99)
  2000 (d)         $22,838      1.97%*     (1.89)%*     1.89%*     (1.82)%*     1.86%*     (1.79)%*        117%
Class B (12/99)
  2000 (d)          33,288      2.72*      (2.65)*      2.63*      (2.56)*      2.60*      (2.53)*         117
Class C (12/99)
  2000 (d)          39,907      2.75*      (2.68)*      2.60*      (2.53)*      2.57*      (2.50)*         117
Class R (12/99)
  2000 (d)           4,020      1.87*      (1.83)*      1.51*      (1.47)*      1.48*      (1.44)*         117
===============================================================================================================

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.

Selected data for a share outstanding throughout the period December 20, 1999 (commencement of operations) through July 31, 2000:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                              -------------------------------   ----------------------------
International Growth                              Net
                                            Realized/
                  Beginning          Net   Unrealized                                          Ending
                        Net   Investment   Investment                  Net                        Net    Total
Year Ended            Asset      Income/         Gain           Investment   Capital            Asset   Return
July 31,              Value       (Loss)       (Loss)   Total       Income     Gains   Total    Value      (a)
---------------------------------------------------------------------------------------------------------------
Class A (12/99)
  2000 (d)           $20.00       $(.15)        $3.08   $2.93         $ --      $ --    $ --   $22.93    14.65%
Class B (12/99)
  2000 (d)            20.00        (.25)         3.07    2.82           --        --      --    22.82    14.10
Class C (12/99)
  2000 (d)            20.00        (.24)         3.06    2.82           --        --      --    22.82    14.10
Class R (12/99)
  2000 (d)            20.00        (.12)         3.08    2.96           --        --      --    22.96    14.80
===============================================================================================================

Class (Inception Date)
                                                    Ratios/Supplemental Data
                   --------------------------------------------------------------------------------------------
                                 Before Credit/              After               After Credit/
                                 Reimbursement         Reimbursement (b)       Reimbursement (c)
                             ---------------------   ---------------------   ---------------------
                                             Ratio                   Ratio                   Ratio
International Growth                        of Net                  of Net                  of Net
                             Ratio of   Investment   Ratio of   Investment   Ratio of   Investment
                             Expenses       Income   Expenses       Income   Expenses       Income
                    Ending         to    (Loss) to         to    (Loss) to         to    (Loss) to
                       Net    Average      Average    Average      Average    Average      Average   Portfolio
Year Ended           Asset        Net          Net        Net          Net        Net          Net    Turnover
July 31,             (000)     Assets       Assets     Assets       Assets     Assets       Assets        Rate
---------------------------------------------------------------------------------------------------------------
Class A (12/99)
  2000 (d)         $10,676      2.66%*     (1.90)%*     1.82%*     (1.05)%*     1.75%*     (.99)%*         111%
Class B (12/99)
  2000 (d)           6,435      3.41*      (2.61)*      2.57*      (1.76)*      2.50*      (1.70)*         111
Class C (12/99)
  2000 (d)           6,925      3.40*      (2.58)*      2.58*      (1.75)*      2.51*      (1.69)*         111
Class R (12/99)
  2000 (d)          14,265      2.58*      (1.99)*      1.50*       (.90)*      1.43*       (.84)*         111
===============================================================================================================

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust II

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Innovation Fund, and Nuveen International Growth Fund (two of the portfolios constituting the Nuveen Investment Trust II (a Massachusetts business trust)), as of July 31, 2000 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from December 20, 1999 (commencement of operations) through July 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Innovation Fund, and Nuveen International Growth Fund of the Nuveen Investment Trust II as of July 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the period from December 20, 1999 (commencement of operations) through July 31, 2000 in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
September 20, 2000

                                     Notes
                                     -----

                                     Notes

Fund Information


Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Investment Manager

Columbus Circle Investors
Metro Center
One Station Place
Stanford, CT 06902


Transfer Agent and
Shareholder Services

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108

(800) 257-8787


Legal Counsel

Chapman and Cutler
Chicago, IL


Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL


NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

     Serving
Investors
          For Generations
       -------------------------------------------------------------------------

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.


A 100-Year Tradition of Quality Investments

Since 1898, Nuveen Investments has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.


Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
   Investments


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                           PART C--OTHER INFORMATION

Item 23: Exhibits:

 (a)(1).  Declaration of Trust of Registrant.(1)
 (a)(2). Certificate for the Establishment and Designation of Series dated June 27, 1997.(1)
 (a)(3). Certificate for the Establishment and Designation of Classes dated June 27, 1997.(1)
 (a)(4). Amended and Restated Establishment and Designation of Series dated August 13, 1997.(1)
 (a)(5).  Amended Establishment and Designation of Series dated September
          11, 2000.(9)
 (b).     By-Laws of Registrant.(1)
 (c).     Specimen certificate of Shares of the Registrant.(2)
 (d)(1).  Management Agreement between Registrant and Nuveen
          Institutional Advisory Corp.(2)
 (d)(2).  Sub-Advisory Agreement between Nuveen Institutional Advisory
          Corp. and Rittenhouse.(2)
 (d)(3). Renewal of Investment Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(9)
 (d)(4).  Management Agreement between Registrant and Nuveen
          Institutional Advisory Corp.(7)
 (d)(5).  Investment Sub-Advisory Agreements between Nuveen Institutional
          Advisory Corp. and Columbus Circle Investors, LLC.(7)
 (e)(1).  Distribution Agreement between Registrant and Nuveen
          Investments.(4)
 (e)(2).  Renewal of Distribution Agreement dated July 31, 2000 between
          Registrant and Nuveen Investments.(9)
 (f).     Not applicable.
 (g)(1).  Custodian Agreement between Registrant and The Chase Manhattan
          Bank.(7)
 (g)(2).  Global Custody Agreement between Registrant and The Chase
          Manhattan Bank.(7)
 (h).     Transfer Agency Agreement between Registrant and Chase Global
          Funds Services Company.(3)
 (i)(1).  Opinion and Consent of Bell, Boyd & Lloyd, dated November 12,
          1997.(2)
 (i)(2).  Opinion and Consent of Bingham, Dana & Gould, dated November
          13, 1997.(2)
 (i)(3).  Opinion and Consent of Chapman and Cutler dated
          November 24, 1999.(6)
 (i)(4).  Opinion and Consent of Chapman and Cutler dated December 17,
          1999.(7)
 (i)(5).  Opinion and Consent of Bingham, Dana and Gould dated December
          17, 1999.(7)
 (i)(6).  Opinion and Consent of Chapman and Cutler dated January 11,
          2000.(7)
 (i)(7).  Opinion and Consent of Chapman and Cutler dated September 26,
          2000.(9)
 (i)(8).  Opinion and Consent of Bingham Dana LLP dated September 26,
          2000.(+)
 (i)(9).  Opinion and Consent of Chapman and Cutler dated November 28,
          2000.(+)
 (j).     Consent of Independent Public Accountants.(+)
 (k).     Not applicable.
 (l).     Subscription Agreement with Nuveen Institutional Advisory
          Corp.(2)
 (m).     Plan of Distribution and Service Pursuant to Rule 12b-1 for the
          Class A Shares, Class B Shares and Class C Shares for the
          Registrant dated July 24, 1997 (as amended May 17, 1998).(3)
 (n).     Multi-Class Plan.(2)
 (p).     Codes of Ethics of the Registrant, Principal Underwriter and
          Investment Adviser.(8)
 (z).     Original Powers of Attorney for Messrs. Schwertfeger, Evans,
          Leafstrand, Bacon, Kissick, and Ms. Wellington, Trustees, authorizing, among others, Alan G. Berkshire, Nicholas Dalmaso,
          Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration Statement.(8)

--------

(1)Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.

(2)Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.

(3)Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.

(4)Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.

(5)Incorporated by reference to the post effective amendment no. 3 filed on Form N-1A for Registrant.

(6)Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.

(7)Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.

(8)Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.

(9)Incorporated by reference to the post-effective amendment no. 7 filed on Form N-1A for Registrant.

 +Filed herewith.

Item 24: Persons Controlled by or under Common Control with Fund.
Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

  (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

  (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $40,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser
(a) Nuveen Institutional Advisory Corp. ("NIAC") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NIAC who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of NIAC appears below:

                                                     Other Business, Profession, Vocation or
 Name and Position with NIAC                            Employment During Past Two Years
 ---------------------------                         ---------------------------------------
 John P. Amboian, President.................... President, formerly Executive Vice President, of
                                                The John Nuveen Company, Nuveen Investments,
                                                Nuveen Advisory Corp., Nuveen Asset Management,
                                                Inc. and Nuveen Senior Loan Asset Management
                                                Inc. and Executive Vice President and Director
                                                of Rittenhouse Financial Services, Inc.
 Margaret E. Wilson, Vice President and Con-    Vice President and Controller of The John Nuveen
  troller...................................... Company, Nuveen Investments and Nuveen Advisory
                                                Corp. and Senior Vice President and Controller
                                                of Nuveen Senior Loan Asset Management Inc.;
                                                formerly CFO of Sara Lee Corp., Bakery Division.

(b) Rittenhouse acts as sub-investment adviser to the Registrant for the Nuveen Rittenhouse Growth Fund and serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of Rittenhouse. The principal business address for each person is Two Radnor Corporate Center, Suite 400, Radnor, PA 19087, except Mr. Schwertfeger's and Mr. Amboian's address is 333 W. Wacker Drive, Chicago, IL 60606:

                                                 Other Business, Profession, Vocation
                          Positions and Offices                   or
Name                         with Rittenhouse      Employment During Past Two Years
----                     ----------------------- ------------------------------------
Timothy R. Schwertfeger  Chairman, President and Chairman (since July 1996) and
                         Trustee                 Director, formerly Executive Vice
                                                 President, of The John Nuveen
                                                 Company (from March 1992 to July
                                                 1996) and of Nuveen Investments;
                                                 Director and Chairman (since July
                                                 1996), formerly Executive Vice
                                                 President (from May 1994 to July
                                                 1996) of Nuveen Institutional
                                                 Advisory Corp and Nuveen Advisory
                                                 Corp.; Chairman and Director (since
                                                 January 1997) of Nuveen Asset
                                                 Management, Inc.; Director (since
                                                 1996) of Institutional Capital
                                                 Corporation; Chairman and Director
                                                 of Rittenhouse Financial Services
                                                 Inc. (since 1999); Chief Executive
                                                 Officer (since September 1999) of
                                                 Nuveen Senior Loan Asset Management
                                                 Inc.

                                                Other Business, Profession, Vocation
                        Positions and Offices                    or
Name                       with Rittenhouse       Employment During Past Two Years
----                   ------------------------ ------------------------------------
John P. Amboian        Executive Vice President President, formerly Executive Vice
                       and Director             President, of The John Nuveen
                                                Company, Nuveen Investments, Nuveen
                                                Advisory Corp., Nuveen Asset
                                                Management, Inc. and Nuveen Senior
                                                Loan Asset Management Inc.
George W. Connell      Senior Advisor           None
William L. Conrad      Managing Director        None
Richard D. Hughes      President, Director      Director, Philadelphia Depository
                                                Trust Co. (from April 1994 to
                                                October 1998), Philadelphia, PA.
Michael H. Lewers      Managing Director        None
Deborah D. Manning     Managing Director        None
Cynthia A. Stains      Chief Operating Officer, None
                       Secretary and Treasurer
John P. Waterman       Managing Director        Director, Modern Group Ltd.,
                                                Bristol, PA.
Leonard H. McCandless  Vice President           None
Marion R. Metzbower    Vice President           None
James S. Smith         Vice President           None

(c) Columbus Circle Investors acts as sub-investment adviser to the Registrant for the Nuveen Innovation Fund and the Nuveen International Growth Fund and serves as investment adviser to separately managed accounts. The following is a listing of each managing director of Columbus Circle Investors. Columbus Circle Investors is a general partnership having two partners, CCIP LLC and Columbus Circle Investors Management Inc., the outstanding securities of which are owned by Messrs. Donald A. Chiboucas, Anthony Rizza, Marc S. Felman, Clifford G. Fox and Robert W. Fehrmann. The day-to-day management of Columbus Circle Investors is carried out under the direction of a management board consisting of the individuals named below, pursuant to an irrevocable delegation from the Columbus Circle Investors managing general partner, Columbus Circle Investors Management Inc. The principal business address for each person is Metro Center, One Station Place, Stamford, CT 06902:

                       Positions and
                          Offices      Other Business, Profession, Vocation
                       with Columbus                    or
Name                 Circle Investors    Employment During Past Two Years
----                 ----------------- ------------------------------------
Donald A. Chiboucas  Managing Director None
Anthony Rizza        Managing Director Portfolio Manager, Nuveen Innovation
                                       Fund
Marc S. Felman       Managing Director None
Clifford G. Fox      Managing Director Portfolio Manager, Nuveen
                                       International Growth Fund

Item 27: Principal Underwriters
(a)Nuveen Investments ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Municipal Trust, Nuveen Money Market Trust, Nuveen Municipal Money Market Fund, Inc., Nuveen Taxable Funds Inc., Nuveen Investment Trust, Nuveen Investment Trust III, and the Registrant. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc.,

Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund.

(b)

                                                            Positions and
Name and Principal         Positions and Offices with       Offices
Business Address           Underwriter                      with Registrant
-------------------------------------------------------------------------------
Timothy R. Schwertfeger    Chairman of the Board,           Chairman,President
333 West Wacker Drive      Chief Executive Officer,         and Trustee
Chicago, IL 60606          and Director
John P. Amboian            President and Director           None
333 West Wacker Drive
Chicago, IL 60606
William Adams IV           Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Alan G. Berkshire          Senior Vice President            Vice President and
333 West Wacker Drive      and Secretary                    Assistant Secretary
Chicago, IL 60606
Robert K. Burke            Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Peter H. D'Arrigo          Vice President and Treasurer     None
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy             Vice President                   Vice President and
333 West Wacker Drive                                       Controller
Chicago, IL 60606
Benjamin T. Fulton         Vice President                   None
333 West Wacker Drive
Chicago, IL 60606

(b)

                                                               Positions and
Name and Principal          Positions and Offices with         Offices
Business Address            Underwriter                        with Registrant
---------------------------------------------------------------------------------
Anna R. Kucinskis            Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer       Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Larry W. Martin              Vice President                    Vice President
333 West Wacker Drive        and Assistant                     and Assistant
Chicago, IL 60606            Secretary                         Secretary
Thomas C. Muntz              Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Paul C. Williams             Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Margaret E. Wilson           Vice President                    None
333 West Wacker Drive        and Corporate
Chicago, IL 60606            Controller

Allen J. Williamson          Group President                   None
333 West Wacker Drive
Chicago, IL 60606
Gifford R. Zimmerman         Vice President                    Vice President and
333 West Wacker Drive        and Assistant Secretary           Secretary
Chicago, IL 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp., or Chase Global Funds Services Company.

Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
(a)Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effec-tiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Il-linois, on the 28th day of November, 2000.

                                     NUVEEN INVESTMENT TRUST II

                                            /s/ Gifford R. Zimmerman
                                     __________________________________________
                                                Gifford R. Zimmerman
                                                   Vice President

Pursuant to the requirements of the Securities Act, this Registration State-ment has been signed below by the following persons in the capacities and on the date indicated.

           Signature                      Title                         Date
           ---------                      -----                         ----


     /s/ Stephen D. Foy          Vice President and              November 28, 2000
________________________________  Controller (Principal
         Stephen D. Foy           Financial and
                                  Accounting Officer)

    Timothy R. Schwertfeger      Chairman,
                                  President and Trustee


         James E. Bacon          Trustee              /s/ Gifford R.
         Jack B. Evans           Trustee              Zimmerman
                                                   By_________________________
                                                       Gifford R. Zimmerman
       William L. Kissick        Trustee                 Attorney-in-Fact


Original powers of attorney authorizing, among others, Alan G. Berkshire,
Nicholas Dalmaso, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman
to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, have been executed and have been filed with the Securities and Exchange
Commission.
      Thomas E. Leafstrand       Trustee

      Sheila W. Wellington       Trustee                         November 28, 2000



                                 EXHIBIT INDEX

 Exhibit
 Number                    Exhibit
 -------                   -------
 (i)(8). Opinion and Consent of Bingham Dana LLP.

 (i)(9). Opinion and Consent of Chapman and Cutler.

 (;) Consent of Independent Public Accountants.
